                                   IVY FUNDS

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.




                        SEMI-ANNUAL REPORT JUNE 30, 2001


                                    [PHOTO]


IVY CUNDILL GLOBAL VALUE FUND

IVY DEVELOPING MARKETS FUND

IVY EUROPEAN OPPORTUNITIES FUND

IVY GLOBAL FUND

IVY GLOBAL NATURAL RESOURCES FUND

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

IVY INTERNATIONAL FUND

IVY INTERNATIONAL SMALL COMPANIES FUND

IVY INTERNATIONAL VALUE FUND

IVY PACIFIC OPPORTUNITIES FUND

IVY GROWTH FUND

IVY US BLUE CHIP FUND

IVY US EMERGING GROWTH FUND

IVY BOND FUND

IVY MONEY MARKET FUND

                                     [LOGO]




                                   IVY FUNDS
                              Embracing the world

TABLE OF CONTENTS


Letter from the Chairman....................................................................1
Worldwide Market Outlook & Review...........................................................2
Focus On: The Natural Resources Sector......................................................4
Corporate Profile...........................................................................5
Management's Discussion and Analysis

         WORLDWIDE FUNDS
         Ivy Cundill Global Value Fund......................................................6
         Ivy Developing Markets Fund........................................................8
         Ivy European Opportunities Fund...................................................10
         Ivy Global Fund...................................................................12
         Ivy Global Natural Resources Fund.................................................14
         Ivy Global Science & Technology Fund..............................................16
         Ivy International Fund............................................................18
         Ivy International Small Companies Fund............................................20
         Ivy International Value Fund......................................................22
         Ivy Pacific Opportunities Fund....................................................24

         DOMESTIC FUNDS
         Ivy Growth Fund...................................................................26
         Ivy US Blue Chip Fund.............................................................28
         Ivy US Emerging Growth Fund.......................................................30

         FIXED INCOME FUNDS
         Ivy Bond Fund.....................................................................32
         Ivy Money Market Fund.............................................................34

Schedules of Investments...................................................................36
Statements of Assets and Liabilities.......................................................56
Statements of Operations...................................................................60
Statements of Changes in Net Assets........................................................64
Financial Highlights.......................................................................70
Notes to Financial Statements..............................................................84


This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

LETTER FROM THE CHAIRMAN




June 30, 2001


Dear Ivy Funds Investor:

The first six months of the year were certainly challenging for investors. Markets were down around the world, and our shareholders, like others, have felt the impact. During this time, we saw six interest rate cuts by the Federal Reserve, economic reforms in Japan, a slowdown in Europe and, of course, ongoing market volatility. All of these factors contributed to an environment that had many investors reassessing their strategies. At Ivy Funds, however, we firmly believe that focusing on the long term and not getting caught up in the short-term fluctuations of the market is the key to investment success.

While markets change, the basic principles of investing do not. Diversifying your portfolio among different asset classes, investment styles and regions of the world can help reduce risk and maximize the potential for return. Investing regularly can lend discipline to your investment program. And knowing your risk tolerance, or how much risk you are comfortable in taking on, can better equip you to handle market fluctuations.


                            [KEITH J. CARLSON PHOTO]

          "A stronger economy in the first half of next year could bring more encouraging stock market performance to our doorstep at any time. That's why we believe that now may be the best time to focus on your long-term goals."


Remember, too, that many experts believe the stock market anticipates an economic recovery by six to nine months. A stronger economy in the first half of next year could bring more encouraging stock performance to our doorstep at any time. That's why we believe that now may be the best time to focus on your long-term goals.

Consider the US economy. While it showed signs of slowing in the first half of 2001, it also offered evidence of resilience. First quarter GDP growth, at 2%, was surprisingly strong. Consumer spending, which accounts for two-thirds of GDP, stayed at healthy levels, showing a significant jump in the spring. Unemployment remained low, in historical terms, and interest rates were reduced to levels that we believe are supportive of future economic growth. These factors, as well as reports from other areas of the world, are encouraging and lead us to believe in the fundamental health of our global economy.

Having said that, I'd like to welcome you to our Semi-Annual Report. Inside, you'll find a worldwide market outlook, a timely feature on the natural resources sector and commentaries from our portfolio managers on the performance of the Ivy Funds. We hope you find it both interesting and informative.

As we move forward in 2001, Ivy Funds will continue to work hard to serve you better. We thank you for your continued support.

Sincerely,


/s/ Keith J. Carlson

Keith J. Carlson
Chairman, Ivy Funds

WORLDWIDE MARKET OUTLOOK & REVIEW


The first half of 2001 saw a continuation of last year's challenging market and economic conditions. But while the global economy slowed and markets experienced ups and downs, some encouraging signs also appeared. Consumer spending, a key driver of the world economy, was surprisingly strong, both in the US and abroad. Central banks around the world lowered interest rates, and second-quarter market performance was the strongest we've seen in quite some time. So while markets will most likely continue to be volatile in the second half of the year, they may also begin to anticipate the stronger worldwide economic conditions we expect to see going forward.


         "While markets will most likely continue to be volatile in the second half of the year, they may also begin to anticipate the stronger worldwide economic conditions we expect to see going forward."


Here's a closer look at where we've been and where we believe world markets are heading.


THE UNITED STATES

To jumpstart the economy, the Federal Reserve Board cut interest rates six times over the six-month period, reducing rates from 6.5% in January to 3.75% in June. Although the effects of the cuts were not immediately felt -- it's estimated that rate cuts take six to nine months to act on the economy -- they seemed to have a positive effect on investor confidence. Markets rallied on the news of each successive cut, but concerns over corporate earnings dampened the enthusiasm. As a result, markets remained sluggish, with the best performance found in traditionally defensive sectors such as financials, healthcare and consumer staples.


         "In the US, economic news at the end of the second-quarter was encouraging: initial jobless claims declined, housing activity remained strong, consumer confidence rose and durable goods orders rebounded."


Risk-averse investors continued to shy away from technology companies, most of which were impacted by slower capital spending on technology-related products, as well as telecommunications providers. However, the technology-heavy Nasdaq rallied at the end of the second quarter on news of positive developments in Microsoft's anti-trust case, showing its strongest performance since March of 2000.

Economic news at the end of the second-quarter was also encouraging: initial jobless claims declined, housing activity remained strong, consumer confidence rose and durable goods orders rebounded. And despite news of corporate cutbacks, consumer spending continued at high levels. The passage of President Bush's tax cut, which should act as a further boost to consumer spending, was, in our opinion, another positive development.

Going forward, we believe the domestic economy will gradually start to see signs of a recovery by the end of the year. Key fiscal (a $40 billion tax rebate) and monetary (lower interest rates) factors should fuel this growth. When signs of recovery become apparent, corporations will likely increase capital spending on technology and other areas, which may translate into higher stock prices. A decline in energy prices could also be a key factor. However, we believe it will take quite some time for the stock market to return to the high levels of the late 1990s. It is our belief that investors can expect a moderate turnaround in the fourth quarter of 2001 and gradual improvement throughout 2002.


EUROPE

Europe started out strong in the beginning of the year, but did not fare as well as expected as the year progressed. The European Central Bank (ECB) cut interest rates by 25 basis points in May in response to weakening economic data, but left rates unchanged at its next three meetings. The ECB is attempting to balance unexpectedly high inflation with slower economic growth, and as a result it has not undertaken an aggressive easing of monetary policy. It also revised its growth forecasts for the year downward.

In the UK, manufacturing (a key economic indicator) declined significantly, but consumer demand remained healthy. Retail sales were strong, buoyed by cuts in taxes and interest rates and high confidence levels. The lowest unemployment rate in 25 years and robust housing prices also boosted consumer confidence. Germany and France, however, each saw their economies slow to a greater degree than expected. The fortunes of both will be key factors in Europe's short-term economic picture.

Not surprisingly, European markets were volatile, with defensive sectors favored over areas such as technology, telecommunications and media (TMT). In June, investors apparently became convinced that the US earnings recession had spread to the Continent, and European equities suffered as a result. In local currency terms, the MSCI Europe index fell 7.9% over the six-month period ending June 30, 2001, comparable to the performance of other regional markets. However, in US dollar terms, the index fell 17% as the weakening euro exacerbated the decline. Ireland was the best performing market, while Portugal was the worst.


         "We believe the long-term outlook for Europe is still strong, with corporate restructuring and greater savings and investing rates both key factors going forward."


We feel that the long-term outlook for Europe is still strong, with corporate restructuring and greater savings and investing rates both key factors going forward. However, equities may have a bumpy ride in the short term until evidence of a recovery in the US appears. Investor sentiment may veer between optimism and pessimism on the economic and earnings outlook, but as economic prospects solidify, we expect a recovering and stable environment to be reflected in the stock market.


THE FAR EAST

Emerging markets in general showed the best performance during the period, with Thailand the top performer in the Asia Pacific region. South Korea also turned in very strong returns, particularly in the steel, shipping and automobile industries. However, many companies throughout the Pacific region were negatively impacted by the slower demand, both in the US and Europe, for technology-related exports. The weak demand was an outgrowth of slower economic conditions worldwide, and countries such as Taiwan, which was also beleaguered by concerns over falling industrial production, saw their equity markets decline.

In Japan, a stream of weak economic data raised concerns that the Japanese economy was falling into a recession. Economic activity in the second quarter fell to a four-year low, the central bank cut interest rates to zero and unemployment rose. However, the election of a new prime minister, Junichiro Koizumi, raised hopes that new structural reforms would reinvigorate the economy. By June, Koizumi had unveiled a plan that called for the elimination of the banking system's bad debt within three years as well as significant deregulation and privatization. We believe that this should benefit the country's economy over the long term, but may cause economic hardships such as significant layoffs in the short term. The government predicts economic growth between zero and one percent for the next few years.

Going forward, much will depend on how Koizumi's radical new reforms will unfold. If they proceed as expected, valuable opportunities could arise. In our view, the economies of the other Far East countries should see an upturn when the US economy recovers and the demand for exports increases.


LATIN AMERICA

Mexico was the star performer in Latin America, bolstered by a continuing flow of foreign direct investment, a robust peso, growing confidence in the new government of Vicente Fox and strong links to the US. The country's Bolsa Index rose 24% for the period ending June 30, 2001.


         "Mexico was the star performer in Latin America, bolstered by a continuing flow of foreign direct investment, a robust peso, growing confidence in the new government of Vicente Fox and strong links to the US."


Outside of Mexico, however, Latin America had a difficult six months. An ongoing financial crisis in Argentina had repercussions throughout the region, and a particularly large impact on neighboring Brazil. In response to currency depreciation and rising inflation (both stemming from the Argentine crisis), the Central Bank of Brazil increased interest rates four times in a four-month period. While this helped the currency problem, it also negatively affected economic growth and the equities markets. Before the crisis, Brazil was in the midst of an economic expansion that had caught the attention of investors around the world, and we feel the country should see positive developments unfold as the Argentine crisis is resolved.

The rest of Latin America is in a situation similar to that of the Far East: their economies are largely dependent on export growth to the United States, Europe and Japan. We believe that as the global economy begins to turn around and economic and market conditions in the developed world improve, Latin America should benefit.

-------
The opinions expressed are those of Ivy Management, Inc. and are current only through the end of the period of the report as stated on the cover. The views stated herein are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

FOCUS ON: THE NATURAL RESOURCES SECTOR

Coal, pulp, steel ... the natural resources sector received a lot of attention in the first half of the year. And it's no wonder: While the stock market in general was sluggish, many natural resources stocks outperformed. Why? As companies with "hard assets," they have an advantage over others in that they provide essential materials. In a slowing economy, consumers and corporations can limit spending on technology or luxury items, but they still need oil, gas, paper and other resource products.


         For more information on the natural resources sector, please see Fred Sturm's Ivy Global Natural Resources Fund commentary on page 14.


DIVERSIFICATION & INFLATION

Mutual funds specializing in natural resources have little correlation to the Standard & Poor's 500 Index, the most common indicator of large-cap US stock market performance. According to mutual fund researchers Morningstar, Inc., natural resource funds track the S&P only 25% of the time. As a result, many financial advisors recommend keeping 10% to 15% of one's portfolio in resource stocks. This can provide much-needed diversification when equity markets fall, and it may also provide another potential benefit: protection against inflation.

As most investors know, inflation has a negative effect on the stock market. However, it also raises the price of commodities, the driving force behind the natural resources sector. (The fact that the resources sector produces essential materials is another advantage in an inflationary environment.) Inflation is not a problem now, but an investment in resource stocks may provide a valuable hedge if it returns.

                    LOW CORRELATION, GREATER DIVERSIFICATION

                                    [CHART]

Source: Morningstar

As you can see by the chart above, the performance of natural resources funds has differed significantly from that of the broader US stock market.
Past performance is no guarantee of future results.


POWER FROM THE PUMP

Our research shows that much of the recent performance of resource stocks can be attributed to investments in energy. While consumers groaned about high prices at the pump, many oil and natural gas companies realized record profits. And although gas prices have decreased in the last few months, demand for other sources of energy is outstripping current capacity. In fact, the US government estimates that it will cost $200 billion over the next 10 years to bring the domestic energy infrastructure up to necessary levels.*

The natural resources sector, of course, encompasses a lot more than just energy. DIVERSIFIED RESOURCE FUNDS invest in forest products such as pulp, paper and lumber; precious metals such as gold and platinum; industrial metals such as copper and iron; mining products such as coal and diamonds; and chemicals used in major industries.

Resource funds that focus solely on one area can realize high returns during booms in that particular industry, but they are also subject to high volatility. That's why diversification among industries can be an important factor in this sector. Commodity prices are determined by an unpredictable web of supply and demand, and resource producers, many of which are located outside the US, can be affected by politics and regulatory requirements. But by holding investments in many different industries, diversified resource funds try to manage risk while still participating in industry upswings.


A GLOBAL VIEW

Worldwide trends support the growth of the resources sector. Natural resource stocks currently make up 15% of the world's market capitalization,** and that number may grow as increases in manufacturing lead to higher demand for natural resources. Economic growth in developing countries may also create a greater demand for natural resources. So while they may not seem as exciting as other investments, GLOBAL NATURAL RESOURCE FUNDS may offer a way of capturing some of the world's economic growth while adding valuable diversification to a portfolio.


*Source: Report of the US National Energy Policy Development Group, 5/01

**Source: Morgan Stanley Capital International

CORPORATE PROFILE


WHO WE ARE

The world is changing. A boom in international trade, new developments in technology and a global economic expansion are creating new investment opportunities every day.

As investment specialists offering a worldwide perspective, Ivy Funds offers a full range of international and domestic mutual funds that seek to capture opportunity in this new global marketplace. Whether those opportunities are located in Europe, the Far East, Latin America or right here at home, our analysts and portfolio managers use a detailed research and analysis process to pinpoint those that we believe offer the greatest potential for long-term growth.


OUR MISSION

At Ivy Funds, our mission is three-fold:

- To be the Worldwide Answer Center for investors seeking to learn more about the world's capital markets. Please visit www.ivyfunds.com for timely, informative articles about worldwide investment opportunities.

- To generate consistent, competitive investment performance. Our experienced investment experts are committed to providing competitive returns for shareholders.

- To provide our shareholders with the best possible service. At Ivy Funds, we pride ourselves on great client service. We are sure you'll find that our friendly, professional staff will gladly assist you with any questions you may have.


OUR HISTORY

Ivy Management, Inc. was founded in 1960 and offered its first fund to the public in 1961. In late 1991, Ivy was acquired by Mackenzie Investment Management Inc. (TSE: MCI), an organization that shared our fundamental values and investment philosophy. Our combined firm is a majority-owned subsidiary of Mackenzie Financial Corporation, which has provided investment services to Canadian investors since 1968.

Ivy Funds is located in Boca Raton, Florida and offers both domestic and international mutual funds to US investors. Our 41-year tradition of employing a sound and disciplined investment approach has been the foundation upon which our business has been built. We believe that the Firm's rich heritage and international roots, along with its unique perspective on trends affecting securities markets around the world, can provide investors with the tools they need to build progressive worldwide investment strategies.

Recent developments have made Ivy Funds part of an organization that reaches all corners of the globe. In April of 2001, Mackenzie Financial Corporation was acquired by Investors Group, Inc., making the combined company the largest mutual fund group in Canada with more than $85 billion in assets under management. Investors Group, Inc. is in turn a majority-owned subsidiary of Power Financial Corporation, the core holding of Power Corporation of Canada. Power Corporation has substantial holdings across North America, Europe and the Far East.

With this wealth of resources behind us, Ivy Funds is a true international partner for our clients and shareholders -- one that offers strategic alliances with a diverse array of firms across the globe.


IVY SHAREHOLDER BENEFITS

Ease and Affordability

Minimum opening investment for all Ivy Funds accounts: $1,000; additional investments: $100.

Minimum opening and additional investments for Automatic Investment Method
(AIM): $50.

Minimum IRA opening and additional investments (with or without AIM): $25.

Liquidity

Shareholders may redeem any or all of their shares on any business day at the current net asset value, which may be more or less than the original cost.

Free Checkwriting

Checks may be written for a minimum of $100 from Ivy Money Market Fund.

Exchange Convenience

For no additional transaction charge, shareholders may exchange all or part of their shares for other Ivy funds by telephone or mail. Please consult a prospectus for further information.

IVY CUNDILL GLOBAL VALUE FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING AT LEAST 65% OF ITS ASSETS IN EQUITY SECURITIES THROUGHOUT THE WORLD.


Q: PETER, HOW DID IVY CUNDILL GLOBAL VALUE FUND DO IN THE FIRST HALF OF 2001?

A: The Fund showed strong performance in the first half of the year, outperforming both its benchmark and peer group. For the six-month period ending June 30, 2001, Ivy Cundill Global Value Fund returned 4.57%. For this same period, the MSCI World Index, the Fund's benchmark, returned -10.66%, while its peer group (as measured by the Lipper Global average) returned -11.70%.


                                [PHOTO]

         Ivy Cundill Global Value Fund is sub-advised by Peter Cundill & Associates, Inc. The following is an interview with Peter Cundill, lead portfolio manager of the Fund.


Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Our contrarian and deep-value style of investing allowed us to focus on seeking out undervalued securities with good prospects, regardless of the challenging economic environment. Good stock selection in unfavored and overlooked companies around the world was the key to the Fund's outperformance. The biggest single contributor to performance was De Beers, a leading diamond mining and marketing company that appreciated significantly as the result of a takeover offer by fellow mining giant Anglo American. We later sold the stock to capture the gains. The portfolio's second best performer was Derlan Industries, which benefited from shareholder efforts to focus management on realizing shareholder value. The weakest performance came from Asahi Broadcasting, whose marked decline in the first half resulted from poor economic conditions in Japan. However, we believe that the fundamentals at Asahi Broadcasting remain sound.


         "Our contrarian and deep-value style of investing allowed us to focus on seeking out undervalued securities with good prospects, regardless of the challenging economic environment. Good stock selection in unfavored and overlooked companies around the world was the key to the Fund's outperformance."


Q: WHAT STRATEGIC MOVES DID YOU MAKE OVER THE PERIOD?

A: During the first half of the year, price volatility allowed us an opportunity to increase our weightings in a number of attractive companies, notably Fairfax Financial (a Canadian holding company that focuses on insurance), Videsh Sanchar Nigam Limited (an Indian telecommunications provider) and Cable & Wireless. The latter is a UK-based Internet protocol and data service provider that has been caught up in the technology sell off. We took advantage of the favorable prices afforded by this situation to make it a significant portfolio position. While the company has underperformed year-to-date, we believe that a number of factors --strong revenue, a possible takeover scenario, and a move to use capital to selectively invest in assets at a discount to strengthen core operations -- make it a potentially valuable long-term holding.

Asia continued to be a focus of the Fund, and we made several company visits in Japan and Hong Kong during the last two weeks of June. We expect the Japanese pharmaceutical sector, in which we have a 5% weighting, to enter a consolidation phase as falling drug prices, increasing research and development costs, and eventual healthcare reform put an increasing pressure on margins. The portfolio also continues to have a significant weighting in the Japanese non-life insurance sector. These companies continue to deliver on their promised cost cutting and restructuring plans. Fund holding Nipponkoa is ahead of schedule in integrating its operations, divesting cross shareholdings and cutting cost. To protect the Japanese portfolio segment from an 8% devaluation of the yen over the period, we fully hedged our Japanese yen exposure.

Q: HOW IS THE PORTFOLIO POSITIONED GOING FORWARD?

A: We continue to be predominantly invested in Japan and Asia as valuations are more compelling and not as lofty as in North America and Europe. The TMT (technology, media and telecommunications) stocks have started to show up on our value screens amidst the volatility and sell off in the global markets, and we plan to increase our weighting in unfavored and unwanted telecommunications holdings while continuing to develop a more focused portfolio. Our goal, as always, is to discover solid, undervalued companies while seeking to avoid price erosion within areas of speculative excess and overvaluation. In the second half of the year, we will continue to seek out value-oriented stocks that offer strong growth potential.

-------
Performance cited is for Advisor Class shares at net asset value. (The Fund has no A, B or C shares outstanding.) The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                            SINCE
                                                     1 YEAR      5 YEARS      10 YEARS    INCEPTION
                                                     ------      -------      --------    ---------

A SHARES          w/Reimb. & 5.75% sales charge        N/A          N/A          N/A          N/A
                  w/o Reimb. & 5.75% sales charge      N/A          N/A          N/A          N/A

B SHARES          w/Reimb. & w/ CDSC                   N/A          N/A          N/A          N/A
                  w/Reimb. & w/o CDSC                  N/A          N/A          N/A          N/A
                  w/o Reimb. & w/CDSC                  N/A          N/A          N/A          N/A
                  w/o Reimb. & w/o CDSC                N/A          N/A          N/A          N/A

C SHARES          w/Reimb. & w/ CDSC                   N/A          N/A          N/A          N/A
                  w/Reimb. & w/o CDSC                  N/A          N/A          N/A          N/A
                  w/o Reimb. & w/CDSC                  N/A          N/A          N/A          N/A
                  w/o Reimb. & w/o CDSC                N/A          N/A          N/A          N/A

ADVISOR SHARES    w/ Reimb.                           6.67%         N/A          N/A         7.83%
                  w/o Reimb.                         (9.54)%        N/A          N/A        (9.66)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Advisor Class commenced operations April 19, 2000. As of June 30, 2001, the Fund had no A, B or C shares outstanding.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Cundill Global Value Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (4/00)
                            of a $10,000 Investment
                             (Advisor Class Shares)


                  Ivy Cundill Global Value Fund                MSCI World Index
                  -----------------------------                ----------------
4/00                         10,000                                 10,000
                             10,120                                  9,576
                              9,730                                  9,332
6/00                         10,260                                  9,646
                              9,840                                  9,373
                             10,410                                  9,677
                             10,240                                  9,161
                             10,090                                  9,006
                             10,000                                  8,458
                             10,466                                  8,594
                             10,362                                  8,763
                             10,705                                  8,022
                             10,404                                  7,490
                             10,788                                  8,039
                             11,027                                  7,927
6/01                         10,944                                  7,678

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                          NET ASSETS UNDER MANAGEMENT

                                  $.9 Million

                                  TOTAL NUMBER
                                  OF HOLDINGS

                                       26

                                INVESTMENT STYLE

                                Multi-Cap Value

                              NASDAQ CUSIP NUMBER

                                 CLASS A SHARES

                                      N/A

                                 CLASS B SHARES

                                      N/A

                                 CLASS C SHARES

                                      N/A

                              ADVISOR CLASS SHARES

                                   465898765

IVY DEVELOPING MARKETS FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES THAT SHOULD BENEFIT FROM THE DEVELOPMENT AND GROWTH OF EMERGING MARKETS.


Q: MOIRA, HOW DID IVY DEVELOPING MARKETS FUND PERFORM IN THE FIRST HALF OF THE YEAR?

A: For the period ending June 30, 2001, Ivy Developing Markets Fund returned -5.11%. The Fund underperformed its benchmark, the MSCI Emerging Markets Free Index, which returned -1.78%, and its peer group (as measured by the Lipper Emerging Markets average), which returned -0.45%.


                                    [PHOTO]

         An interview with Moira McLachlan, vice president at Ivy
         Management, Inc. and member of the Ivy Developing Markets Fund portfolio management team.


Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund's overweight positions in Taiwanese and South Korean electronic technology stocks negatively impacted performance. Both countries are feeling the effect of slower US economic growth and the resultant decline in demand for technology-related exports. Two of the Fund's core holdings, United Microelectronics and Hon Hai Precision, have underperformed over the short term, but we believe they will benefit when global technology spending rebounds.

Additionally, while the Fund has no exposure to Argentina, it has not escaped the negative impact of that country's financial crisis on its neighbors. Both the Brazilian currency (the real) and equity markets have come under pressure, and the Fund's Brazilian holdings have suffered as a result. Resolution of the Argentine crisis would likely fuel a sharp upward move in Brazilian equities.

The Fund's strong overweight position in Mexico made the largest positive contribution to performance. Mexico outperformed the emerging markets universe as well as most other world markets as a result of ongoing structural reforms and close ties with the US. In addition to an overweight position, good stock selection helped capture further gains. Top performers were Fomento Economico Mexicano, the country's second largest brewery; America Movil, a leading wireless provider; and Grupo Financiero Banamex, Mexico's largest bank. The latter, which is one of the Fund's largest holdings, was taken over by Citibank at a 40% premium, a development that made a major contribution to performance.

Outside of Mexico, the top performer in the portfolio was Pohang Iron & Steel, a Korean company that is the world's lowest-cost steel exporter. We bought this stock last year when investors were ignoring "old economy" names, and since then it has done very well.

Q: WHAT WERE MARKET CONDITIONS LIKE DURING THIS PERIOD?

A: Emerging markets continue to be driven by events in the developed world. Volatility was high during the first part of the year as investors continually reassessed the timing of a global economic recovery. In January, distressed markets such as Russia and Turkey did well as investors became confident of a quick recovery. This was followed by panic selling in February and March as investors realized the recovery might take longer than anticipated. Throughout the first half in general we've seen a great deal of sector and market rotation.

Q: HOW DOES YOUR INVESTMENT STRATEGY HELP AVOID SOME OF THIS VOLATILITY?


         "The Fund's holdings are concentrated in the five largest emerging market countries -- Mexico, Brazil, Taiwan, South Korea and South Africa -- as well as Hong Kong, which we use to gain exposure to the growing Chinese economy. We believe that this strategy of investing in large-cap, high quality names in the more liquid emerging markets will position the Fund to do well when the global economic turnaround comes."


A: The Fund focuses on larger-cap stocks in larger emerging markets. Holdings are concentrated in the five largest emerging market countries -- Mexico, Brazil, Taiwan, South Korea and South Africa -- as well as Hong Kong, which we use to gain exposure to the growing Chinese economy. We avoid the smaller, more marginal markets because of their troublesome economic fundamentals and bad track records on issues such as corporate governance and earnings visibility. At times, this approach has meant missing out on short-term spikes in countries such as Thailand. However, we believe that over the longer term, it will decrease risk and allow us to concentrate on markets with better long-term growth potential. We believe that this focus on large-cap, high quality names in the more liquid markets will position the Fund to do well when the global economic turnaround comes.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                               SINCE
                                                      1 YEAR        5 YEARS     10 YEARS     INCEPTION
                                                      -------       -------     --------     ---------

A SHARES          w/Reimb. & 5.75% sales charge       (26.93)%       (8.67)%       N/A          (6.04)%
                  w/o Reimb. & 5.75% sales charge     (28.12)%       (9.63)%       N/A          (7.60)%

B SHARES          w/Reimb. & w/ CDSC                  (27.01)%       (8.66)%       N/A          (5.92)%
                  w/Reimb. & w/o CDSC                 (23.17)%       (8.29)%       N/A          (5.92)%
                  w/o Reimb. & w/CDSC                 (28.40)%       (9.66)%       N/A          (7.49)%
                  w/o Reimb. & w/o CDSC               (24.62)%       (9.29)%       N/A          (7.49)%

C SHARES          w/Reimb. & w/ CDSC                  (23.85)%       (8.25)%       N/A          (7.45)%
                  w/Reimb. & w/o CDSC                 (23.08)%       (8.25)%       N/A          (7.45)%
                  w/o Reimb. & w/CDSC                 (25.67)%       (9.33)%       N/A          (8.51)%
                  w/o Reimb. & w/o CDSC               (24.92)%       (9.33)%       N/A          (8.51)%

ADVISOR SHARES    w/Reimb.                            (22.24)%         N/A         N/A          (4.42)%
                  w/o Reimb.                          (23.88)%         N/A         N/A          (5.77)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A and Class B commenced operations November 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Developing Markets Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (11/94)
                             of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                  Ivy Developing Markets Fund                  MSCI Emerging Markets Free Index
                  ---------------------------                  --------------------------------
11/94                      9,425                                          10,000
                           8,845                                           9,480
                           8,152                                           8,719
                           7,459                                           7,791
                           7,567                                           7,591
                           7,874                                           7,639
                           8,059                                           7,982
                           8,518                                           8,407
6/95                       8,362                                           8,432
                           8,775                                           8,621
                           8,705                                           8,418
                           8,748                                           8,378
                           8,431                                           8,057
                           8,389                                           7,914
                           8,675                                           8,265
                           9,480                                           8,852
                           9,317                                           8,711
                           9,211                                           8,779
                           9,508                                           9,130
                           9,700                                           9,089
6/96                       9,786                                           9,146
                           9,135                                           8,521
                           9,336                                           8,739
                           9,432                                           8,815
                           9,326                                           8,580
                           9,537                                           8,724
                           9,701                                           8,763
                          10,161                                           9,361
                          10,497                                           9,762
                          10,257                                           9,505
                          10,248                                           9,522
                          10,708                                           9,794
6/97                      11,177                                          10,319
                          11,149                                          10,473
                           9,701                                           9,140
                           9,682                                           9,393
                           7,861                                           7,852
                           7,276                                           7,565
                           7,041                                           7,748
                           6,710                                           7,140
                           7,753                                           7,885
                           7,939                                           8,228
                           7,722                                           8,138
                           6,649                                           7,023
6/98                       5,936                                           6,286
                           6,081                                           6,485
                           4,419                                           4,610
                           4,821                                           4,903
                           5,678                                           5,419
                           6,359                                           5,870
                           6,219                                           5,784
                           5,620                                           5,691
                           5,444                                           5,747
                           6,157                                           6,504
                           7,645                                           7,309
                           7,614                                           7,266
6/99                       8,358                                           8,091
                           8,037                                           7,871
                           8,017                                           7,942
                           7,676                                           7,674
                           7,872                                           7,837
                           8,378                                           8,540
                           9,124                                           9,626
                           9,061                                           9,683
                           8,999                                           9,811
                           9,197                                           9,859
                           8,239                                           8,924
                           7,855                                           8,555
6/00                       8,510                                           8,857
                           8,427                                           8,401
                           8,500                                           8,443
                           7,834                                           7,705
                           7,199                                           7,147
                           6,523                                           6,522
                           6,953                                           6,679
                           7,684                                           7,597
                           7,016                                           7,000
                           6,337                                           6,315
                           6,723                                           6,619
                           6,869                                           6,698
6/01                       6,598                                           6,561

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                FUND STATISTICS

                          NET ASSETS UNDER MANAGEMENT

                                  $7.5 Million

                            TOTAL NUMBER OF HOLDINGS

                                       32

                                INVESTMENT STYLE

                                Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IVCAX

                                 CLASS B SHARES

                                     IVCBX

                                 CLASS C SHARES

                                     IVCCX

                              ADVISOR CLASS SHARES

                                     IVCVX

IVY EUROPEAN OPPORTUNITIES FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN COMPANIES LOCATED IN OR DOING BUSINESS IN EUROPE.


Q: STEPHEN, HOW DID IVY EUROPEAN OPPORTUNITIES FUND PERFORM IN THE FIRST HALF OF THE YEAR?

A: It was difficult to escape the general downtrend in markets in Europe over the first six months of 2001. In the initial stages of the year, the European economy held up relatively well, but the region was unable to hold its advantage as the cumulative effect of small pieces of negative economic news began to be felt. In this challenging environment, Ivy European Opportunities Fund returned -19.65% for the six-month period ending June 30, 2001. The Fund slightly underperformed its benchmark, the MSCI Europe Index, which returned -17.54%, and its peer group (as measured by the Lipper European Region average), which returned -18.03%.


                                    [PHOTO]

         The Ivy European Opportunities Fund is sub-advised by
         London-based Henderson Global Investors. The following is an interview with Stephen Peak, head of Henderson's Continental European Equities Team and portfolio manager of the Ivy
         European Opportunities Fund.


Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund benefited from significant weightings in oil and tobacco, two sectors that have provided good performance year-to-date. The Fund's tobacco holdings comprise approximately 10% of the portfolio and offer the advantages of strong cashflow and predictable earnings. The Fund's holdings in oil are through both the major oil companies such as Shell, as well as oil services companies such as Saipem and Technip. Companies in the oil services sector have benefited from higher oil prices and from the redeployment of capital expenditure from technology to areas such as oil exploration. We like this sector for both its strong visibility and the likelihood of earnings forecast upgrades despite expected modest declines in oil prices.


         "We expect significant upside for European equities going forward, generated by currency factors and a recovery in markets from their current low levels. In our view, Ivy
         European Opportunities Fund is well positioned to benefit when this recovery occurs."


The portfolio has been positioned away from the higher-profile areas of 2000, most notably technology, media and telecommunications (TMT), and toward areas of the "old economy" that offer more predictable earnings and attractive valuations. These are areas that we feel are capable of expansion in current market conditions. Despite this shift, however, performance during the period suffered from a disappointing number of profit warnings by companies held in the portfolio. For example, two of the Fund's largest holdings, Buhrmann and Future Network, saw their share prices drop as a result of second-quarter profit warnings. Buhrmann, a Dutch office products distribution company, was impacted to an unexpected degree by the economic slowdown in the US. Future Network, a leading magazine publisher with strong positions in the gaming and consumer technology markets, suffered from the related downturn in global technology spending.

Q: WHAT IS YOUR OUTLOOK FOR THE REGION?

A: Positive fundamentals in Europe remain intact and are supported by the encouraging changes pervading the savings and capital markets. However, the lack of confidence emanating from the sharp downturn in the US market is still evident in European markets. While there is a current lack of visibility, the negative tone on company prospects is overdone in our view. As economic prospects solidify, we expect a recovering and stable environment to be reflected in the stock market.

Q: WHAT INVESTMENT THEMES ARE YOU CONCENTRATING ON GOING FORWARD?

A: We are monitoring opportunities in downgraded areas such as TMT, although we expect this sector to remain under financial strain for the near-term. We continue to search for stocks with greater earnings predictability, maintaining our exposure to sectors such as tobacco and oil. On the currency front, we believe the euro remains fundamentally undervalued against the dollar, having been weighed down by large capital flows from Europe to the US. As the eurozone recovery takes a stronger grip in the medium-term, we expect a stronger euro and a weaker US dollar, which should work to the advantage of Fund investors. We expect significant upside for European equities going forward, generated by currency factors and a recovery in markets from their current low levels. In our view, Ivy European Opportunities Fund is well positioned to benefit when this recovery occurs.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01

                                                                                         SINCE
                                                     1 YEAR      5 YEARS   10 YEARS    INCEPTION
                                                     -------     -------   --------    ---------

A SHARES          w/Reimb. & 5.75% sales charge      (41.74)%      N/A        N/A          52.77%
                  w/o Reimb. & 5.75% sales charge    (41.74)%      N/A        N/A          52.51%

B SHARES          w/Reimb. & w/ CDSC                 (41.62)%      N/A        N/A          55.97%
                  w/Reimb. & w/o CDSC                (38.54)%      N/A        N/A          56.79%
                  w/o Reimb. & w/CDSC                (41.62)%      N/A        N/A          55.75%
                  w/o Reimb. & w/o CDSC              (38.54)%      N/A        N/A          56.62%

C SHARES          w/Reimb. & w/ CDSC                 (39.15)%      N/A        N/A          14.89%
                  w/Reimb. & w/o CDSC                (38.54)%      N/A        N/A          14.89%
                  w/o Reimb. & w/CDSC                (39.15)%      N/A        N/A          14.72%
                  w/o Reimb. & w/o CDSC              (38.54)%      N/A        N/A          14.72%

I SHARES          w/Reimb.                           (37.87)%      N/A        N/A         (36.30)%
                  w/o Reimb.                         (37.87)%      N/A        N/A         (36.30)%

ADVISOR SHARES    w/Reimb.                           (37.90)%      N/A        N/A          57.49%
                  w/o Reimb.                         (37.90)%      N/A        N/A          56.97%


CDSC = Contingent Deferred Sales Charge

Advisor Class and I Class Shares are not subject to an initial sales charge or a CDSC.

Class A commenced operations May 4, 1999; Class B commenced operations May 24, 1999; Class C commenced operations October 24, 1999; Class I commenced operations March 16, 2000; Advisor Class commenced operations May 3, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy European Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

            Performance Comparison of the Fund Since Inception (5/99)
                             of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


           Ivy European Opportunities Fund              MSCI Europe Index
           -------------------------------             -------------------
5/99                    9,425                                10,000
                       10,969                                 9,520
6/99                   16,119                                 9,680
                       17,890                                 9,770
                       18,812                                 9,870
                       18,671                                 9,793
                       19,534                                10,154
                       26,034                                10,428
12/99                  29,743                                11,496
                       31,844                                10,678
                       42,748                                11,234
                       43,078                                11,506
                       39,362                                10,998
                       38,182                                10,908
6/00                   40,404                                11,142
                       39,067                                10,964
                       38,702                                10,835
                       36,167                                10,328
                       34,171                                10,249
                       29,569                                 9,853
12/00                  31,084                                10,532
                       31,751                                10,546
                       30,652                                 9,621
                       27,156                                 8,896
                       27,210                                 9,517
                       27,318                                 9,030
6/01                   24,975                                 8,685

If the Fund had not invested in IPOs, the one-year and since-inception average annual returns would have been (38.46%) and 0.43% respectively. The since-inception cumulative return with sales charge was 149.75%. If the Fund had not invested in IPOs, the since-inception cumulative return would have been 0.92%.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

The Ivy European Opportunities Fund was initially seeded on April 26, 1999, commenced operations on May 3, 1999 and received initial subscriptions on May 5, 1999, the date proceeds from share sales were invested according to Ivy European Opportunities Fund's investment objective.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                          NET ASSETS UNDER MANAGEMENT

                                 $129.1 Million

                            TOTAL NUMBER OF HOLDINGS

                                       47

                                INVESTMENT STYLE

                                 Mid-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IEOAX

                                 CLASS B SHARES

                                     IEOBX

                                 CLASS C SHARES

                                     IEOCX

                              ADVISOR CLASS SHARES

                                     IEOVX

                                 CLASS I SHARES

                                      N/A

IVY GLOBAL FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN STOCKS OF COMPANIES WORLDWIDE -- INCLUDING THE US.

For the six-month period ending June 30, 2001, Ivy Global Fund returned -12.42%. The Fund slightly underperformed its benchmark, the MSCI World Index, which returned -10.66%, and its peer group (as measured by the Lipper Global average), which returned -11.70%.

INTERNATIONAL COMMENTARY

Q: SHERIDAN, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE INTERNATIONAL PORTION OF THE FUND?

A: An overweight position in the consumer non-durables sector (food, beverages and tobacco) made the largest positive contribution to performance. However, the portfolio's top stock performers were found in a variety of sectors and regions and included Swedish Match, a leading tobacco products company; Taiwan Semiconductor, a top player in the semiconductor industry; and Rio Tinto, a UK-based metals and mining company.


                                [PHOTO]

         Ivy Global Fund uses a dual management approach. The international portion (50%) is managed by Ivy's international equities team, headed by Sheridan Reilly, chief investment officer of international equities. The US portion (50%) is managed by Paul Baran, senior vice president of US equities at Ivy Management, Inc.


         "We feel that our disciplined approach to building a balanced international portfolio will help the Fund identify opportunities in a number of different styles, sectors and countries."

         -- Sheridan Reilly


         "The stock market, in our view, generally anticipates an economic recovery by six to nine months, so we believe that US stocks may start to see an upturn during the second half of 2001."

         -- Paul Baran

Holdings in the engineering, insurance and transportation sectors were the largest drag on performance. These negative factors were mitigated by our active approach to risk management and the portfolio's broad diversification across styles, sectors and regions.

Q: ONE OF THE FOUNDATIONS OF YOUR INVESTMENT STRATEGY IS TO CAPITALIZE ON MARKET INEFFICIENCIES. WHAT OPPORTUNITIES DID YOU FIND IN THE FIRST HALF?

A: The major market inefficiency -- an overreaction by investors on either the upside or downside -- concerned the shift between growth and value stocks. Traditional defensive stocks such as major food companies became very expensive, while growth stocks such as technology companies saw their valuations drop. We used the opportunity to buy some undervalued technology names while trimming overpriced defensive positions in companies that we felt had reached their peaks.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: We expect international markets to be every bit as lively and volatile in the second half of the year as they were in the first. Globally, we're seeing lower interest rates and more attractive valuations countered by slower economic conditions. Market performance over the next few months will depend on how these forces interact. In this type of environment, we feel that our disciplined approach to building a balanced portfolio will help the Fund identify opportunities in a number of different styles, sectors and countries.

US COMMENTARY

Q: PAUL, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE US PORTION?

A: Holdings in the consumer discretionary area, particularly in homebuilding retailers such as Lowes and Home Depot, made the largest positive contribution to performance. The Fund also benefited from its exposure to bellwether media companies such as AOL Time Warner and Viacom; integrated oil holdings such as Exxon and Chevron; and industrial companies such as aluminum producer Alcoa.

The largest negative factor affecting performance was the Fund's investment in the technology sector. Communications and fiber optics companies in particular were hit hard, and we sold a number of these stocks in the second quarter. However, the portfolio's biggest technology holding, Microsoft, did quite well due to higher earnings expectations and news of positive developments in its court case.

Q: HOW DOES THE LARGE-CAP US MARKET LOOK FOR THE REST OF THE YEAR?

A: The actions of the Federal Reserve Board and the US government regarding interest rates and taxes should lead to a more optimistic economic environment in 2002. The stock market, in our view, generally anticipates an economic recovery by six to nine months, so we believe that stocks may start to see an upturn during the second half of 2001. And because investors generally first return to liquid, high-quality companies before moving into riskier asset classes, blue chips are often the first stocks to move from the bottom. We are confident that our strategy of investing in industry leaders with strong earnings growth, a solid return on equity and proven records of profitability will allow the Fund to benefit from stronger market fundamentals as we move forward.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01

                                                                                              SINCE
                                                      1 YEAR       5 YEARS     10 YEARS     INCEPTION
                                                     --------      -------     --------     ---------

A SHARES          w/Reimb. & 5.75% sales charge       (28.46)%      (1.50)%        5.33%         4.60%
                  w/o Reimb. & 5.75% sales charge     (29.42)%      (2.08)%        4.79%         3.83%

B SHARES          w/Reimb. & w/ CDSC                  (28.57)%      (1.56)%         N/A          1.91%
                  w/Reimb. & w/o CDSC                 (24.81)%      (1.17)%         N/A          1.91%
                  w/o Reimb. & w/CDSC                 (29.57)%      (2.13)%         N/A          1.47%
                  w/o Reimb. & w/o CDSC               (25.85)%      (1.74)%         N/A          1.47%

C SHARES          w/Reimb. & w/ CDSC                  (25.81)%      (1.55)%         N/A         (1.47)%
                  w/Reimb. & w/o CDSC                 (25.06)%      (1.55)%         N/A         (1.47)%
                  w/o Reimb. & w/CDSC                 (26.81)%      (2.16)%         N/A         (2.06)%
                  w/o Reimb. & w/o CDSC               (26.06)%      (2.16)%         N/A         (2.06)%

ADVISOR SHARES    w/Reimb.                            (23.98)%        N/A           N/A         (4.61)%
                  w/o Reimb.                          (25.21)%        N/A           N/A         (5.93)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A commenced operations April 18, 1991; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (4/91)
                             of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                Ivy Global Fund        MSCI World Index
                ---------------        ----------------
6/94                 12,977                 12,960
                     13,729                 13,204
                     14,301                 13,598
                     13,881                 13,238
                     13,913                 13,611
                     13,232                 13,018
                     12,848                 13,141
                     12,283                 12,941
                     12,451                 13,126
                     12,826                 13,756
                     13,281                 14,232
                     13,714                 14,350
6/95                 13,654                 14,343
                     14,249                 15,057
                     14,108                 14,718
                     14,370                 15,144
                     13,976                 14,902
                     14,227                 15,416
                     14,400                 15,864
                     15,254                 16,148
                     15,327                 16,243
                     15,447                 16,509
                     16,048                 16,894
                     16,133                 16,906
6/96                 16,084                 16,988
                     15,230                 16,384
                     15,724                 16,569
                     16,000                 17,214
                     16,145                 17,331
                     16,626                 18,299
                     16,734                 18,002
                     17,242                 18,216
                     17,484                 18,422
                     17,319                 18,054
                     17,281                 18,641
                     18,157                 19,788
6/97                 18,831                 20,771
                     19,466                 21,725
                     17,674                 20,268
                     18,500                 21,366
                     16,061                 20,238
                     15,400                 20,592
                     15,276                 20,840
                     15,485                 21,417
                     17,288                 22,862
                     18,392                 23,824
                     18,532                 24,054
                     17,875                 23,749
6/98                 16,799                 24,309
                     16,841                 24,266
                     13,487                 21,026
                     13,361                 21,395
                     14,982                 23,325
                     16,296                 24,709
                     16,588                 25,912
                     16,441                 26,476
                     16,017                 25,767
                     16,808                 26,837
                     18,640                 27,891
                     18,039                 26,868
6/99                 19,563                 28,117
                     19,314                 28,029
                     19,402                 27,975
                     18,815                 27,700
                     19,226                 29,136
                     19,621                 29,952
                     20,985                 32,373
                     19,515                 30,515
                     19,421                 30,594
                     20,625                 32,705
                     19,875                 31,318
                     19,703                 30,522
6/00                 20,844                 31,546
                     20,719                 30,654
                     21,141                 31,647
                     19,421                 29,961
                     19,093                 29,455
                     17,748                 27,663
                     18,066                 28,107
                     18,423                 28,660
                     16,655                 26,236
                     15,449                 24,494
                     16,621                 26,293
                     16,366                 25,925
6/01                 15,823                 25,111

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                  $9.8 Million

                            TOTAL NUMBER OF HOLDINGS

                                      175

                                INVESTMENT STYLE

                                Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     MCGLX

                                 CLASS B SHARES

                                     IVGBX

                                 CLASS C SHARES

                                     IVGCX

                              ADVISOR CLASS SHARES

                                     IVGVX

IVY GLOBAL NATURAL RESOURCES FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES OF COMPANIES THAT EXPLORE, DEVELOP, PRODUCE AND/OR DISTRIBUTE NATURAL RESOURCES AND OTHER BASIC COMMODITIES, OR IN THOSE THAT SUPPLY GOODS AND SERVICES TO SUCH COMPANIES.


Q: FRED, HOW DID IVY GLOBAL NATURAL RESOURCES FUND PERFORM IN THE FIRST HALF OF 2001?

A: The Fund posted strong returns, outperforming both its benchmark and peer group and obtaining the #1 ranking in its Lipper category for the six months ending June 30, 2001.* During this period, Ivy Global Natural Resources Fund returned 18.17%, while the Fund's benchmark, the MSCI Commodity Related Index, returned -4.25%. The Lipper Natural Resources average returned -4.54%.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG OUTPERFORMANCE?

A: We are pleased that outperformance resulted from our disciplined investment approach and diversification strategies. Many resource funds focus primarily on commodity price trends, gaining exposure to a sector by investing in the most liquid "brand name" companies. In contrast, we concentrate on individual stock selection, identifying (a) smaller companies that can grow independently of commodity prices, and (b) international low-cost leaders with trophy assets. This often means investing in companies outside the US that are not typically in the mindset of resource fund managers, and it clearly benefited performance. For example, Sappi, a South African-based paper producer and Fund holding, was up significantly in the first half of the year, while the leading US-based paper company declined.


                                    [PHOTO]

         An interview with Fred Sturm, portfolio manager of Ivy Global Natural Resources Fund and member of the Mackenzie Financial Corporation investment team.

         "We are pleased that the Fund's outperformance resulted from our disciplined investment approach and diversification strategies. Unlike other resource funds which focus primarily on commodity prices, we concentrate on individual stock selection. We are also willing to take a contrarian approach to commodity price trends.


We are also willing to take a contrarian approach to commodity price trends. This strategy was particularly successful in the first half of the year, a period in which many investors chased high oil prices. Our research suggested that oil prices were unsustainably high and that gold prices were beginning to rally, so we shifted some assets from energy into gold. This move allowed the Fund to capture gains elsewhere when energy prices declined.

In addition, the Fund is more broadly diversified than the typical resource fund, with investments in the base metals, precious metals, industrial materials, forest products, energy and agricultural-related sectors. The portfolio is also well diversified by country, capitalization and company, a strategy that helps us maintain an attractive balance of risk and reward.

Q: WHAT OTHER DEVELOPMENTS HELPED FUND PERFORMANCE?

A: Our valuation discipline, which involves maintaining detailed models of hundreds of companies in the resources sector, served us well in a market that became increasingly focused on value. In particular, it helped us successfully target companies that were ultimately taken over at large premiums. Our research indicated that the public valuations of companies such as Genesis and Ultramar Diamond Shamrock underestimated their inherent value, so we bought or added to positions in these holdings. The Fund benefited when companies in the portfolio were later acquired at levels significantly above share prices.

Q: HOW DOES THE FUTURE LOOK FOR THE RESOURCES SECTOR?

A: The ongoing trend of cost-cutting, mergers and profits based on pricing rather than volume should continue to be positive for the sector. Efficiency is being emphasized over excess production, and this may lead to less volatility in the future. In the energy area, we feel that growth cycles will be "stronger for longer" based on high demand and unprecedented new investment in the energy infrastructure. Other areas, such as base metals and forest products, should also see growth as the world economy recovers from its slowdown. Because of our broad diversification and disciplined approach to stock selection, we believe Ivy Global Natural Resources Fund can continue to benefit investors in the coming years.

-------
"Performance is calculated for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

*Lipper rating based on the year-to-date performance (as of 6/30/01) of the 64 funds in the natural resources category. The rating is based on a total return that includes fee waivers and reimbursements without which the results would have been less favorable. This ranking does not take into account the maximum 5.75% sales charge for Class A shares of the Fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                              SINCE
                                                      1 YEAR      5 YEARS      10 YEARS     INCEPTION
                                                      ------      -------      --------     ---------

A SHARES          w/Reimb. & 5.75% sales charge        14.88%        N/A          N/A            6.08%
                  w/o Reimb. & 5.75% sales charge      12.86%        N/A          N/A            3.72%

B SHARES          w/Reimb. & w/ CDSC                   16.10%        N/A          N/A            6.43%
                  w/Reimb. & w/o CDSC                  21.10%        N/A          N/A            6.78%
                  w/o Reimb. & w/CDSC                  14.38%        N/A          N/A            4.20%
                  w/o Reimb. & w/o CDSC                19.31%        N/A          N/A            4.55%

C SHARES          w/Reimb. & w/ CDSC                   20.21%        N/A          N/A            6.40%
                  w/Reimb. & w/o CDSC                  21.21%        N/A          N/A            6.40%
                  w/o Reimb. & w/CDSC                  18.72%        N/A          N/A            3.69%
                  w/o Reimb. & w/o CDSC                19.71%        N/A          N/A            3.69%

ADVISOR SHARES    w/Reimb.                             22.20%        N/A          N/A           25.40%
                  w/o Reimb.                           10.54%        N/A          N/A           18.00%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations April 8, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Natural Resources Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (1/97)
                             of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)

          Ivy Global Natural Resources Fund       MSCI Commodity-Related Index
          ---------------------------------       ----------------------------
1/97                    9,425                                10,000
                       10,151                                10,053
                       11,112                                 9,916
                       10,264                                 9,709
                       10,452                                 9,621
                       11,546                                10,326
6/97                   10,980                                10,416
                       11,376                                11,218
                       11,810                                11,093
                       13,138                                11,617
                       11,536                                10,788
                        9,368                                10,041
                       10,080                                 9,778
                       10,315                                 9,714
                       10,359                                10,012
                       10,527                                10,357
                       11,232                                10,600
                        9,722                                 9,662
6/98                    8,581                                 9,216
                        7,865                                 8,359
                        5,940                                 6,937
                        6,947                                 8,609
                        7,719                                 9,126
                        7,384                                 8,569
                        7,122                                 8,349
                        7,279                                 7,937
                        6,975                                 7,921
                        8,102                                 8,554
                        9,668                                10,152
                        8,823                                 9,416
6/99                    9,296                                10,067
                        9,657                                 9,815
                        9,905                                10,043
                       10,649                                10,140
                        9,815                                 9,761
                        9,634                                 9,634
                       10,040                                10,140
                        9,725                                 9,308
                        9,522                                 8,700
                        9,837                                 9,748
                        9,849                                 9,752
                       10,232                                10,435
6/00                   10,694                                 9,553
                       10,198                                 9,286
                       11,088                                 9,970
                       10,773                                 9,574
                        9,995                                 9,845
                        9,556                                10,072
                       11,030                                11,715
                       11,404                                11,050
                       11,958                                11,062
                       11,494                                10,378
                       13,125                                11,476
                       13,861                                11,778
6/01                   13,034                                11,217

The Morgan Stanley Capital International (MSCI) Commodity-Related Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                 $17.0 Million

                            TOTAL NUMBER OF HOLDINGS

                                       57

                                INVESTMENT STYLE

                                 Mid-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IGNAX

                                 CLASS B SHARES

                                     IGNBX

                                 CLASS C SHARES

                                     IGNCX

                              ADVISOR CLASS SHARES

                                     IGNVX

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN THE COMMON STOCK OF COMPANIES THAT ARE EXPECTED TO BENEFIT FROM THE DEVELOPMENT, ADVANCEMENT AND/OR USE OF SCIENCE AND TECHNOLOGY.


                                [PHOTO]

         The following is an interview with James W. Broadfoot III, portfolio manager of the Ivy Global Science & Technology Fund. Mr. Broadfoot is president of Ivy Management, Inc. and a member of the global technology and domestic equities teams.


Q: JIM, HOW DID IVY GLOBAL SCIENCE & TECHNOLOGY FUND, AND THE
TECHNOLOGY SECTOR IN GENERAL, FARE IN THE FIRST SIX MONTHS OF 2001?

A: The first half of the year was perhaps the most difficult environment that technology companies have faced in over two decades. A slower US economy caused the demand for technology products, which was already low in the fourth quarter of last year, to decline even further. Technology companies experienced significantly longer selling cycles, lower initial orders and, particularly in the semiconductor and optical components areas, large inventory surpluses. As a result, earnings estimates for a wide range of companies were revised downward. In these challenging market conditions, Ivy Global Science & Technology Fund returned -35.27% for the six-month period ending June 30, 2001. The Fund underperformed its benchmark, the Russell 3000 Technology Index, which returned -20.28%, and its peer group (as measured by the Lipper Science & Technology average), which returned -25.87%.


         "As the economy recovers and companies become more comfortable in forecasting their future, technology spending will increase and the sector will benefit. We believe this is starting to happen, and it should pick up steam over the next few quarters. Now that the dot-com shakeout has weeded out bad ideas and poor business models, strong firms with good ideas have more room to grow."


Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: In general, the technology funds that fared best in the first half of the year were those that held larger-cap, slower growth stocks. Ivy Global Science & Technology Fund focuses on smaller-sized, higher growth names, and as a result it underperformed the more conservative technology funds. When the economy and markets move, we believe these smaller, high-growth stocks position the Fund to do well.

During this period, the Fund benefited from select holdings in the consumer-related and software areas. Top performers were eBay, the online auction service; TMP Worldwide, the company that runs the "Monster.com" online recruitment service; Quest Software, whose products improve the performance and reliability of other software vendors' products; and SonicWALL, a network security firm that sells inexpensive firewalls to small- and medium-sized businesses.

Performance was negatively affected by holdings in communications service providers, storage equipment firms, communications equipment manufacturers and communications component suppliers. The Fund's investments in areas outside out of "pure" technology, such as healthcare and business services, helped offset losses to some degree.

Q: WHAT INVESTMENT THEMES ARE YOU FOCUSING ON IN THE SECOND HALF OF THE YEAR?

A: We are focusing on two areas that we believe are less vulnerable to the broadbased slowdown in technology spending. The first consists of niche companies with technology products or services that are very early in their lifecycles and that offer the potential for strong growth despite macroeconomic conditions. Genesis Microchip and PixelWorks, two companies that manufacture display processors for the flat-panel display market, are examples of this type of specialized, innovative business. The second area consists of service companies with a recurring revenue base, a factor that offers greater stability and visibility in a difficult economic environment. PEC Solutions, an Internet services company that has done well due to its strong customer base of government agencies, is an example of this latter type of business.

Q: WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR?

A: As the economy recovers and companies become more comfortable in forecasting their future, technology spending will increase and the sector will benefit. We believe this is starting to happen, and it should pick up steam over the next few quarters. Within the Internet area, it's important to remember that sectors can thrive after shakeouts, emerging bigger and stronger than they were before the period of consolidation. Now that the dot-com shakeout has weeded out bad ideas and poor business models, strong firms with good ideas have more room to grow. The Fund itself is focused on the most dynamic, fastest growing sectors within technology. As technology spending increases and the sector returns to favor, we believe that the companies the Fund holds will provide investors with the greatest upside potential.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                              SINCE
                                                       1 YEAR       5 YEARS     10 YEARS    INCEPTION

A SHARES          w/Reimb. & 5.75% sales charge       (66.57)%        N/A          N/A        13.05%
                  w/o Reimb. & 5.75% sales charge     (66.59)%        N/A          N/A        13.00%

B SHARES          w/Reimb. & w/ CDSC                  (66.55)%        N/A          N/A        13.40%
                  w/Reimb. & w/o CDSC                 (64.79)%        N/A          N/A        13.64%
                  w/o Reimb. & w/CDSC                 (66.57)%        N/A          N/A        13.37%
                  w/o Reimb. & w/o CDSC               (64.81)%        N/A          N/A        13.62%

C SHARES          w/Reimb. & w/ CDSC                  (65.14)%        N/A          N/A        13.73%
                  w/Reimb. & w/o CDSC                 (64.78)%        N/A          N/A        13.73%
                  w/o Reimb. & w/CDSC                 (65.12)%        N/A          N/A        13.70%
                  w/o Reimb. & w/o CDSC               (64.80)%        N/A          N/A        13.70%

ADVISOR SHARES    w/Reimb.                            (64.46)%        N/A          N/A        (1.14)%
                  w/o Reimb.                          (64.48)%        N/A          N/A        (1.15)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A, Class B and Class C commenced operations July 22, 1996; Advisor Class commenced operations April 15, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Science & Technology Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (7/96)
                             of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


      IVY GLOBAL SCIENCE &
        TECHNOLOGY FUND      RUSSELL 3000 TECHNOLOGY INDEX   RUSSELL 2000 TECHNOLOGY INDEX
      --------------------   -----------------------------   -----------------------------
7/96          9,425                     10,000                          10,000
              9,491                     10,000                          10,000
             11,084                     10,484                          10,816
             14,081                     11,633                          11,805
             14,467                     11,610                          11,436
             14,995                     13,242                          12,182
             15,489                     12,845                          12,342
             15,905                     14,233                          12,783
             14,186                     12,957                          11,230
             12,523                     12,309                           9,987
             12,420                     13,241                          10,068
             15,017                     14,569                          12,238
6/97         15,716                     14,665                          12,334
             16,821                     17,413                          13,661
             16,981                     17,143                          14,384
             18,322                     17,630                          14,895
             17,132                     16,075                          13,359
             16,764                     16,331                          12,956
             16,500                     15,396                          12,505
             16,566                     16,334                          12,513
             18,030                     17,994                          13,829
             18,644                     18,021                          14,268
             18,956                     19,160                          14,759
             17,501                     17,769                          13,148
6/98         18,634                     19,304                          13,383
             18,030                     19,752                          11,992
             14,158                     16,342                           9,282
             16,037                     18,784                          10,609
             16,642                     20,041                          11,345
             19,126                     22,510                          12,751
             22,318                     25,902                          14,101
             24,745                     29,831                          14,710
             22,129                     26,049                          13,234
             24,736                     27,671                          13,683
             24,679                     28,225                          14,364
             24,443                     28,242                          15,104
6/99         27,446                     31,857                          16,627
             26,625                     31,885                          16,173
             28,391                     33,866                          16,472
             30,025                     33,402                          17,226
             33,774                     34,060                          18,756
             40,216                     38,494                          22,498
             49,670                     46,166                          28,388
             49,791                     44,255                          28,385
             64,926                     52,588                          38,950
             60,792                     55,212                          34,459
             49,781                     50,105                          29,411
             43,382                     44,724                          25,505
6/00         51,681                     50,287                          29,713
             48,481                     47,823                          25,649
             55,876                     54,322                          29,201
             50,767                     45,821                          26,491
             42,153                     42,792                          22,888
             27,659                     32,980                          16,020
             28,316                     30,187                          15,840
             31,247                     34,751                          19,022
             20,540                     24,913                          13,717
             15,583                     21,268                          11,518
             19,728                     25,013                          13,378
             18,843                     23,910                          13,262
6/01         18,329                     24,066                          14,051


Ivy Global Science & Technology Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. The chart at left shows the growth of both the Fund's prior benchmark (the Russell 2000 Technology Index) and current benchmark (the Russell 3000 Technology Index).

The Russell 2000 Technology Index and the Russell 3000 Technology Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                 $43.2 Million

                            TOTAL NUMBER OF HOLDINGS

                                       73

                                INVESTMENT STYLE

                                 Mid-Cap Growth

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IVTAX

                                 CLASS B SHARES

                                     IVTBX

                                 CLASS C SHARES

                                     IVTCX

                              ADVISOR CLASS SHARES

                                     IVTVX

IVY INTERNATIONAL FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTING IN EQUITY SECURITIES TRADED IN EUROPEAN, PACIFIC BASIN AND LATIN AMERICAN MARKETS.


                                    [PHOTO]

         The following is an interview with Sheridan Reilly, senior vice president and chief investment officer of international equities at Ivy Management, Inc. He is the lead portfolio manager for Ivy International Fund.


Q: SHERIDAN, HOW DID IVY INTERNATIONAL FUND PERFORM IN THE FIRST HALF OF 2001?

A: For the six-month period ending June 30, 2001, Ivy International Fund returned -15.42%. The Fund slightly underperformed its benchmark, the MSCI Europe, Australasia and Far East (EAFE) Index, which returned -14.87%, and its peer group (as measured by the Lipper International average), which returned -14.25%.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Despite volatile markets, our strategy of constructing a balanced, well diversified portfolio allowed the Fund to capture opportunities in a wide variety of sectors and regions. Top performers were Swedish Match, a leading tobacco products company; Taiwan Semiconductor, a top player in the semiconductor industry; Delhaize, a Belgo-American food retailer; Rio Tinto, a UK-based metals and mining company; and Telekom Austria, which is now Austria's largest telecommunications provider. The Fund's largest holding, pharmaceutical giant Glaxosmithkline, also did well.

An overweight position in the consumer non-durables sector (food, beverages and tobacco) made the largest positive contribution to performance, while the Fund's holdings in the manufacturing, engineering and transportation sectors had the largest negative effect. Performance was also hindered by holdings in the insurance area, particularly in Zurich Financial Services.


         "We expect stock markets to be every bit as lively and volatile in the second half of the year as they were in the first. In this type of environment, we are confident that our disciplined approach to building a balanced portfolio will help the Fund identify opportunities in a number of different styles, sectors and countries."


These negative factors were mitigated somewhat by our active approach to risk management. Because markets were zealously punishing companies that delivered earnings disappointments, we identified holdings likely to disappoint early on and trimmed or sold positions in anticipation of future declines.

The Fund's broad diversification also allowed it to manage risk. The portfolio is diversified in three ways: by style (mixing both value and growth stocks), industry and region.

Q: ONE OF THE FOUNDATIONS OF YOUR INVESTMENT STRATEGY IS TO CAPITALIZE ON MARKET INEFFICIENCIES. WHAT OPPORTUNITIES DID YOU FIND IN THE FIRST HALF?

A: The major market inefficiency -- an overreaction by investors on either the upside or downside -- was the shift between growth and value stocks. Traditional defensive stocks such as major food companies became very expensive, while growth stocks such as technology companies saw their valuations drop. We used the opportunity to buy some undervalued technology names such as Infosys, an Indian software firm with 30% annual growth that we felt was overly punished by the market. At the same time, we trimmed some overpriced defensive positions in companies that we felt had reached their peaks.

Q: WHAT IS THE FUND'S CURRENT REGIONAL ALLOCATION?

A: The Fund has the majority of its portfolio (67%) invested in Europe, a region that presents an excellent market for our investment approach: it offers attractive companies with exciting prospects and reasonable valuations across a wide range of industries. We are also actively managing the Fund's Japanese weighting, which we reduced due to concerns over its struggling economy. However, we believe that Japan could be a very rewarding market over the next 18 months if new reforms proceed as planned. The Fund has a modest weighting in emerging markets (3%), concentrating on large-cap companies with strong fundamentals.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: We expect stock markets to be every bit as lively and volatile in the second half of the year as they were in the first. Globally, we're seeing lower interest rates and more attractive valuations countered by slower economic conditions and a possible earnings recession. Market conditions over the next few months will depend on how these forces interact. In this type of environment, we are confident that our disciplined approach to building a balanced portfolio will help the Fund identify opportunities in a number of different styles, sectors and countries.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                              SINCE
                                                       1 YEAR       5 YEARS     10 YEARS    INCEPTION
                                                      --------      -------     --------    ---------

A SHARES          w/Reimb. & 5.75% sales charge       (31.82)%       0.19%        7.67%       10.30%
                  w/o Reimb. & 5.75% sales charge     (31.82)%       0.19%        7.66%       10.29%

B SHARES          w/Reimb. & w/ CDSC                  (31.87)%       0.16%         N/A         4.68%
                  w/Reimb. & w/o CDSC                 (28.28)%       0.56%         N/A         4.68%
                  w/o Reimb. & w/CDSC                 (31.87)%       0.16%         N/A         4.68%
                  w/o Reimb. & w/o CDSC               (28.28)%       0.56%         N/A         4.68%

C SHARES          w/Reimb. & w/ CDSC                  (29.01)%       0.57%         N/A         1.47%
                  w/Reimb. & w/o CDSC                 (28.30)%       0.57%         N/A         1.47%
                  w/o Reimb. & w/CDSC                 (29.01)%       0.57%         N/A         1.47%
                  w/o Reimb. & w/o CDSC               (28.30)%       0.57%         N/A         1.47%

I SHARES          w/Reimb.                            (27.40)%       1.81%         N/A         5.65%
                  w/o Reimb.                          (27.40)%       1.81%         N/A         5.65%

ADVISOR SHARES    w/Reimb.                               N/A          N/A          N/A       (25.49)%
                  w/o Reimb.                             N/A          N/A          N/A       (25.49)%

CDSC = Contingent Deferred Sales Charge

Advisor Class and I Class Shares are not subject to an initial sales charge or a CDSC.
Class A commenced operations November 15, 1985 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1986); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Class I commenced operations October 6, 1994; Advisor Class commenced operations August 31, 2000.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

            Performance Comparison of the Fund Since Inception (4/86)
                             of a $10,000 Investment
              (Class A shares including 5.75% maximum sales charge)

         Ivy International Fund     MSCI EAFE Index
         ----------------------     ---------------
4/86               9,425                 10,000
                   9,155                  9,555
                   9,425                 10,207
                   9,653                 10,836
                  10,279                 11,904
                  10,067                 11,782
                   9,814                 10,995
                  10,084                 11,628
                  10,482                 12,245
                  11,302                 13,545
                  12,341                 13,951
                  13,021                 15,095
                  14,216                 16,691
                  14,302                 16,691
6/87              14,285                 16,159
                  15,197                 16,131
                  15,979                 17,341
                  16,203                 17,068
                  12,049                 14,676
                  11,739                 14,821
                  12,518                 15,261
                  12,508                 15,533
                  13,430                 16,569
                  14,206                 17,588
                  14,565                 17,843
                  14,487                 17,271
                  14,614                 16,816
                  14,662                 17,343
                  13,895                 16,216
                  14,458                 16,924
                  15,584                 18,373
                  15,962                 19,467
                  16,238                 19,575
                  17,029                 19,920
                  17,537                 20,022
                  17,782                 19,629
                  18,632                 19,811
                  18,241                 18,733
6/89              18,026                 18,418
                  19,609                 20,731
                  19,677                 19,799
                  20,693                 20,700
                  19,491                 19,868
                  19,824                 20,867
                  20,826                 21,638
                  20,939                 20,832
                  20,323                 19,378
                  20,036                 17,359
                  19,729                 17,221
                  21,646                 19,187
                  21,913                 19,018
                  22,979                 19,286
                  20,518                 17,413
                  17,955                 14,986
                  18,939                 17,321
                  18,683                 16,299
                  18,124                 16,564
                  18,690                 17,099
                  20,451                 18,932
                  20,067                 17,795
                  20,216                 17,971
                  21,049                 18,159
6/91              19,928                 16,824
                  21,113                 17,651
                  21,006                 17,292
                  21,241                 18,267
                  21,358                 18,525
                  20,526                 17,661
                  21,193                 18,573
                  22,123                 18,176
                  22,648                 17,526
                  22,090                 16,369
                  23,206                 16,446
                  24,377                 17,547
                  23,096                 16,715
                  22,112                 16,287
                  21,619                 17,309
                  21,773                 16,967
                  20,700                 16,077
                  20,492                 16,228
                  21,207                 16,312
                  21,477                 16,310
                  22,004                 16,803
                  23,532                 18,267
                  24,341                 20,001
                  25,464                 20,423
6/93              25,273                 20,105
                  25,464                 20,809
                  27,542                 21,932
                  27,868                 21,438
                  29,242                 22,099
                  28,260                 20,167
                  31,465                 21,623
                  33,526                 23,452
                  32,153                 23,387
                  30,541                 22,379
                  31,474                 23,329
                  31,339                 23,195
                  30,850                 23,523
                  32,380                 23,749
                  34,004                 24,311
                  33,504                 23,545
                  34,513                 24,330
                  32,994                 23,160
                  32,697                 23,305
                  31,063                 22,410
                  31,809                 22,346
                  32,901                 23,739
                  33,758                 24,632
                  34,485                 24,249
6/95              34,535                 23,912
                  35,955                 25,400
                  34,708                 24,431
                  35,748                 24,909
                  35,370                 24,239
                  35,719                 24,914
                  36,832                 25,917
                  37,433                 26,024
                  37,889                 26,112
                  38,273                 26,666
                  39,354                 27,441
                  39,930                 26,936
                  41,324                 27,088
                  39,390                 26,296
                  40,711                 26,354
                  40,999                 27,054
                  41,336                 26,777
                  43,269                 27,843
                  44,095                 27,484
                  44,722                 26,523
                  45,692                 26,956
                  45,692                 27,054
                  45,582                 27,197
                  48,531                 28,967
6/97              50,963                 30,565
                  52,204                 31,059
                  48,666                 28,740
                  52,130                 30,350
                  47,609                 28,017
                  47,572                 27,731
                  48,673                 27,973
                  48,374                 29,252
                  51,728                 31,129
                  54,709                 32,088
                  55,644                 32,342
                  54,135                 32,185
                  53,225                 32,429
                  54,584                 32,757
                  45,879                 28,699
                  44,882                 27,819
                  49,359                 30,719
                  52,240                 32,293
                  52,246                 33,567
                  52,170                 33,468
                  51,181                 32,670
                  53,742                 34,034
                  56,545                 35,413
                  54,211                 33,589
6/99              55,949                 34,899
                  56,278                 35,936
                  56,456                 36,067
                  56,291                 36,430
                  56,710                 37,795
                  58,295                 39,108
                  63,243                 42,618
                  58,113                 39,910
                  59,751                 40,984
                  60,974                 42,573
                  58,449                 40,333
                  58,583                 39,348
                  61,188                 40,887
                  58,449                 39,172
                  59,431                 39,512
                  54,222                 37,588
                  52,629                 36,701
                  50,442                 35,324
                  52,329                 36,580
                  52,529                 36,592
                  47,995                 33,856
                  44,000                 31,557
                  47,156                 33,723
                  45,958                 32,476
6/01              44,260                 31,141

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                          NET ASSETS UNDER MANAGEMENT

                                 $677.2 Million

                            TOTAL NUMBER OF HOLDINGS

                                       83

                                INVESTMENT STYLE

                                Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IVINX

                                 CLASS B SHARES

                                     IVIBX

                                 CLASS C SHARES

                                     IVNCX

                              ADVISOR CLASS SHARES

                                      N/A

                                 CLASS I SHARES

                                     IVIIX

IVY INTERNATIONAL SMALL COMPANIES FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTMENT IN FOREIGN EQUITY SECURITIES OF COMPANIES WITH A TOTAL MARKET CAPITALIZATION OF LESS THAN $2 BILLION.


                                    [PHOTO]

         Ivy International Small Companies Fund is sub-advised by Henderson Global Investors' smaller companies team. The following is an interview with Miranda Richards, the team's asset allocator and international small-cap strategist.


Q: MIRANDA, HOW DID IVY INTERNATIONAL SMALL COMPANIES FUND PERFORM IN THE FIRST HALF OF 2001?

A: For the six-month period ending June 30, 2001, Ivy International Small Companies Fund returned -24.23%. The Fund underperformed its benchmark, the Salomon Smith Barney EMI World ex-US Index, which returned -7.87%, and its peer group (as measured by the Lipper International Small-Cap average), which returned -13.42%.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The majority of the underperformance during the period has come from stock selection rather than asset allocation. The Fund normally invests in stocks in the higher growth sectors, as opposed to value sectors. As a result, it retained a high technology weighting, which hurt performance as the technology market deteriorated, particularly in Europe. For example, holdings in Stepstone, a Norwegian Internet employment company, and Telegate, a German telecom services provider, were both hit badly by general negative sentiment for the technology and telecommunications sectors, respectively. In contrast to the Fund, the Salomon Smith Barney Index is quite cyclical and contains a large percentage of "old economy" stocks with a value bias which have held up better in the current market conditions.


         "Going forward, we believe that our strategy of focusing on small companies with visible products, strong earnings growth and leading positions in niche businesses will allow the Fund to capture attractive gains as the global economy improves."


On the positive side, the Fund's Japanese holdings performed well. The Fund has been investing in more defensive growth stocks of companies that are consolidators in fragmented market places with innovative products. An example is Hokuto, a Japanese mushroom grower that has been growing its market share both on its own and through consolidation. Smaller companies in Japan have been the best performers year-to-date, but we have taken profits as the economic outlook has deteriorated.

In the Pacific, stock selection has also been a positive. Successful holdings have included companies that are leaders in niche markets with strong management and products. Two examples are CSL, which produces products from blood plasma, and Cochlear, the world leader in the manufacture of ear implants. We also continue to maintain exposure to the strongly growing economy of China through Chinese stocks listed in Hong Kong.

Q: WHAT IS YOUR STRATEGY FOR THE REST OF 2001?

A: The outlook for international small caps remains volatile over the short and medium term, so we recently conducted a thorough review of the portfolio in an effort to protect the Fund against further downside. Consequently, we have reduced the stock list and our overweight position in the technology sector. We have also moved our focus toward stocks that we believe have a visible catalyst for near-term performance, as well as good long-term performance potential.

Regionally, we have reduced the Fund's weighting in Japan, where questions remain over the state of the economy. The appointment of new prime minister Junichiro Koizumi will introduce reform measures that may be negative over the short term, but should bring about economic improvements over the longer term. However, in the near future the market is likely to focus on the short-term negatives rather than the long-term positives. We have also reduced the Fund's weighting in the UK, where technology stocks are continuing to experience problems, and increased its weighting in Europe and the Pacific, areas that are most likely to benefit first from a pickup in the US economy.

Going forward, we believe that our strategy of focusing on small companies with visible products, strong earnings growth and leading positions in niche businesses will allow the Fund to capture attractive gains as the global economy improves.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                             SINCE
                                                      1 YEAR       5 YEARS     10 YEARS    INCEPTION
                                                     --------      -------     --------    ---------

A SHARES          w/Reimb. & 5.75% sales charge      (34.76)%        N/A          N/A       (0.86)%
                  w/o Reimb. & 5.75% sales charge    (35.16)%        N/A          N/A       (3.80)%

B SHARES          w/Reimb. & w/ CDSC                 (34.66)%        N/A          N/A       (0.74)%
                  w/Reimb. & w/o CDSC                (31.23)%        N/A          N/A       (0.29)%
                  w/o Reimb. & w/CDSC                (35.12)%        N/A          N/A       (3.54)%
                  w/o Reimb. & w/o CDSC              (31.70)%        N/A          N/A       (3.11)%

C SHARES          w/Reimb. & w/ CDSC                 (31.87)%        N/A          N/A       (0.23)%
                  w/Reimb. & w/o CDSC                (31.18)%        N/A          N/A       (0.23)%
                  w/o Reimb. & w/CDSC                (32.31)%        N/A          N/A       (3.33)%
                  w/o Reimb. & w/o CDSC              (31.63)%        N/A          N/A       (3.33)%

ADVISOR SHARES    w/Reimb.                           (30.49)%        N/A          N/A        0.33%
                  w/o Reimb.                         (31.97)%        N/A          N/A       (2.45)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.
Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations July 1, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Small Companies Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (1/97)
                            of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                  Ivy International Small Companies Fund       Salomon Smith Barney EMI World ex-US Index
                  --------------------------------------       ------------------------------------------
1/97                               9,425                                         10,000
                                   9,585                                          9,784
                                   9,566                                          9,948
                                   9,510                                          9,817
                                   9,331                                          9,670
                                   9,548                                         10,290
6/97                               9,783                                         10,522
                                   9,849                                         10,363
                                   9,274                                          9,921
                                   9,472                                         10,097
                                   8,803                                          9,698
                                   8,369                                          9,265
                                   8,245                                          9,060
                                   8,369                                          9,438
                                   8,997                                         10,142
                                   9,682                                         10,619
                                   9,701                                         10,700
                                   9,502                                         10,899
6/98                               9,102                                         10,581
                                   8,873                                         10,508
                                   7,674                                          9,220
                                   7,740                                          8,980
                                   8,092                                          9,614
                                   8,616                                          9,922
                                   8,677                                         10,162
                                   8,124                                         10,131
                                   8,502                                          9,934
                                   8,764                                         10,307
                                   9,385                                         10,864
                                   9,162                                         10,580
6/99                               9,540                                         10,941
                                   9,782                                         11,350
                                   9,695                                         11,525
                                   9,559                                         11,498
                                   9,588                                         11,383
                                  10,596                                         11,772
                                  12,100                                         12,548
                                  12,547                                         12,238
                                  14,481                                         12,751
                                  14,491                                         12,802
                                  13,733                                         12,022
                                  13,130                                         11,814
6/00                              13,898                                         12,579
                                  14,190                                         12,148
                                  14,977                                         12,522
                                  14,666                                         11,918
                                  13,743                                         11,262
                                  12,732                                         10,801
                                  12,697                                         11,254
                                  12,967                                         11,364
                                  12,048                                         10,925
                                  10,579                                         10,061
                                  10,969                                         10,779
                                  11,069                                         10,754
6/01                               9,620                                         10,369



The Salomon Smith Barney EMI World ex-US Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                 $17.4 Million

                            TOTAL NUMBER OF HOLDINGS

                                       66

                                INVESTMENT STYLE

                                Small-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IYSAX

                                 CLASS B SHARES

                                     IYSBX

                                 CLASS C SHARES

                                     IYSCX

                              ADVISOR CLASS SHARES

                                     IYSVX

IVY INTERNATIONAL VALUE FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTING IN EQUITY SECURITIES TRADED IN EUROPEAN, PACIFIC BASIN AND LATIN AMERICAN MARKETS.


                                    [PHOTO]

         The following is an interview with Sheridan Reilly, senior vice president and chief investment officer of international equities at Ivy Management, Inc. He is the lead portfolio manager for Ivy International Value Fund.


Q: SHERIDAN, HOW DID IVY INTERNATIONAL VALUE FUND PERFORM IN THE FIRST HALF OF 2001?

A: For the six-month period ending June 30, 2001, Ivy International Value Fund returned -12.53%. The Fund outperformed both its benchmark, the MSCI Europe, Australasia and Far East (EAFE) Index, which returned -14.87%, and its peer group (as measured by the Lipper International average), which returned -14.25%.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: As a fund that focuses on value stocks, Ivy International Value Fund benefited from a market that favored traditional value names. International investors continued to shun growth stocks for the perceived "safe haven" of defensive stocks, and the resultant rise in valuations positively impacted performance. Top performers for the period were PowerGen, one of the largest electricity producers and distributors in the UK; Panamerican Beverages, Latin America's largest soft-drink bottler; BHP Billiton, a top Australian mining concern; Unilever, a leading UK/Dutch packaged consumer goods firm; and Fuji Photo Film, Japan's number one photographic film producer.

In terms of sectors, the Fund's holdings in mining, banking, automobiles and utilities did quite well, while its holdings in insurance and industrial conglomerates did not. Regionally, the Fund did very well in the United Kingdom, where our stockpicking and a market that heavily favored value stocks led to strong performance. Performance was negatively affected by the Fund's holdings in Japan, a market that was not as value-oriented as others around the world.


         "Although Ivy International Value Fund is style-specific, its portfolio is constructed to have rich sector exposure and well-balanced country diversification. This helps the Fund capture opportunities in a wide range of companies around the world."


Q: WHAT IS THE FUND'S INVESTMENT STRATEGY?

         A: Although Ivy International Value Fund is style-specific, its portfolio is constructed to have rich sector exposure and well balanced country diversification. This helps us capture opportunities in a wide range of companies around the world. We are rigid on valuations, focusing on companies with price/earnings ratios below the market average, but we are not dogmatic in our approach. If stocks that are traditionally seen as growth names (communications, for example) reach our target valuation levels, we will consider them for the portfolio. By the same token, if classic defensive plays such as utilities or food companies become expensive, we will sell. In the first half of the year, for example, our research showed that a number of the Fund's value names had reached price levels reminiscent of their peaks. Because we did not see much future upside, we took profits from these companies and redirected the money into new holdings such as Amadeus Global Travel Distribution, a Spanish airline reservations firm with strong fundamentals and a reasonable valuation.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF 2001?

         A: A number of forces are at play right now. On the positive side, interest rates are low around the world, particularly in Japan, and valuations are attractive. Countering this is sluggish global economic growth, increased market volatility and disappointing earnings from companies in many international markets. No one is certain how matters will work themselves out, but investors should keep in mind that stock prices are based on earnings six to nine months in the future. If world markets become convinced of higher 2002 corporate earnings, we could see stocks become less volatile and trend higher in the second half of 2001. For now, it looks likely that value stocks will continue to be favored by international investors, many of whom are still shying away from growth sectors such as technology. We feel that Ivy International Value Fund is positioned to do well in the current market environment.

-------
Performance cited is for Class A shares at net asset value.
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                              SINCE
                                                       1 YEAR       5 YEARS     10 YEARS    INCEPTION
                                                      --------      -------     --------    ---------

A SHARES          w/Reimb. & 5.75% sales charge         (20.28)%      N/A          N/A          (1.62)%
                  w/o Reimb. & 5.75% sales charge       (20.56)%      N/A          N/A          (1.79)%

B SHARES          w/Reimb. & w/ CDSC                    (20.22)%      N/A          N/A          (1.45)%
                  w/Reimb. & w/o CDSC                   (16.03)%      N/A          N/A          (0.96)%
                  w/o Reimb. & w/CDSC                   (20.47)%      N/A          N/A          (1.62)%
                  w/o Reimb. & w/o CDSC                 (16.28)%      N/A          N/A          (1.14)%

C SHARES          w/Reimb. & w/ CDSC                    (16.87)%      N/A          N/A          (0.98)%
                  w/Reimb. & w/o CDSC                   (16.03)%      N/A          N/A          (0.98)%
                  w/o Reimb. & w/CDSC                   (17.12)%      N/A          N/A          (1.15)%
                  w/o Reimb. & w/o CDSC                 (16.28)%      N/A          N/A          (1.15)%

ADVISOR SHARES    w/Reimb.                              (15.21)%      N/A          N/A           1.31 %
                  w/o Reimb.                            (15.66)%      N/A          N/A           1.00 %

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A, Class B and Class C commenced operations May 13, 1997; Advisor Class commenced operations February 23, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Value Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

       Performance Comparison of the Fund Since Inception (5/97)
                        of a $10,000 Investment
         (Class A shares including 5.75% maximum sales charge)


          Ivy International Value Fund          MSCI EAFE Index
          ----------------------------          ---------------
5/97                 9,425                           10,000
                     9,538                           10,651
                     9,660                           11,238
                     9,896                           11,420
                     9,001                           10,567
                     9,604                           11,159
                     8,615                           10,301
                     8,427                           10,196
                     8,455                           10,285
                     8,540                           10,756
                     9,256                           11,446
                     9,783                           11,798
                     9,868                           11,892
                     9,783                           11,834
6/98                 9,472                           11,923
                     9,434                           12,044
                     7,806                           10,552
                     7,740                           10,229
                     8,427                           11,295
                     9,001                           11,874
                     9,016                           12,342
                     8,940                           12,305
                     8,854                           12,012
                     9,225                           12,514
                    10,062                           13,021
                     9,700                           12,350
6/99                10,043                           12,832
                    10,224                           13,213
                    10,290                           13,261
                    10,138                           13,395
                    10,185                           13,896
                    10,490                           14,379
                    11,521                           15,670
                    10,599                           14,674
                    10,676                           15,069
                    11,127                           15,653
                    10,695                           14,830
                    10,551                           14,467
6/00                11,050                           15,033
                    10,791                           14,403
                    10,877                           14,528
                    10,301                           13,821
                    10,157                           13,494
                    10,022                           12,988
                    10,686                           13,450
                    10,647                           13,454
                    10,016                           12,448
                     9,181                           11,603
                     9,706                           12,399
                     9,618                           11,941
6/01                 9,346                           11,450

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                            FUND STATISTICS

                      NET ASSETS UNDER MANAGEMENT

                             $97.0 Million

                       TOTAL NUMBER OF HOLDINGS

                                  80

                           INVESTMENT STYLE

                            Large-Cap Value

                            NASDAQ SYMBOLS

                            CLASS A SHARES

                                 IVIAX

                            CLASS B SHARES

                                 IIFBX

                            CLASS C SHARES

                                 IVIFX

                         ADVISOR CLASS SHARES

                                 IVIVX

IVY PACIFIC OPPORTUNITIES FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN SECURITIES TRADED IN PACIFIC REGION MARKETS. EXAMPLES OF PACIFIC REGION COUNTRIES INCLUDE AUSTRALIA, CHINA, HONG KONG, INDIA, KOREA, SINGAPORE, SRI LANKA AND TAIWAN.


                                [PHOTO]


         Ivy Pacific Opportunities Fund is managed by Ivy's international equities team. The following is an interview with team member and Asian equity specialist Sean Goldrick.

Q: SEAN, HOW DID IVY PACIFIC OPPORTUNITIES FUND PERFORM IN THE FIRST
HALF OF 2001?

A: For the six-month period ending June 30, 2001, Ivy Pacific
Opportunities Fund returned -9.70%. The Fund underperformed its benchmark, the MSCI Asia Pacific Ex-Japan Index, which returned -4.31%, and its peer group (as measured by the Lipper Pacific ex-Japan average), which returned -4.74%.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Asian stock markets experienced a difficult first half of 2001 due to the region's weakening economic environment. Economic growth and industrial production continued to decline as the demand for exports contracted. The US technology slump hit Asian companies particularly hard due to Asian economies' heavy reliance on exports of telecommunications equipment, semiconductors and personal computers. Slower economic activity also resulted in slower demand for both residential and office property, weakening property stocks in Hong Kong and Singapore. In contrast, the Australian economy performed comparatively well due to a sharply weaker currency and relatively buoyant exports of natural resources.


         "Going forward, we are maintaining our discipline of investing in leading companies with strong balance sheets, globally competitive franchises and technologies, and managements committed to maximizing returns to shareholders."


Although individual stocks in the portfolio showed strong performance, the Fund lagged its benchmark due to a significant underweight position in the Australian market, which rebounded over the period. Additionally, in Korea our focus on large capitalization stocks resulted in underperformance as smaller companies drove that market higher. Hong Kong, where the Fund has been overweight, was not able to escape the effects of the region's poor economic conditions and its own deflationary trends. Residential property prices there began to decline again after rallying strongly in 2000 in the wake of the Asian financial crisis. However, positive performance was registered in Taiwan and Singapore, where the Fund avoided weak telecoms and local banks.

Q: HOW ARE YOU POSITIONING THE PORTFOLIO GOING FORWARD?

A: We are maintaining our discipline of investing in leading companies with strong balance sheets, globally competitive franchises and technologies, and managements committed to maximizing returns to shareholders. Many of these companies have suffered declines during the current downturn due to the cyclical nature of their businesses. However, we are confident that their share prices can outperform as the global cycle turns positive once again.

In Australia, we have invested in stocks with leading positions in their industries, including Woolworths, the country's largest and most profitable supermarket operator; Commonwealth Bank, which operates the largest nationwide banking franchise; and BHP, a leading global mining company. We have taken a new position in Infosys Technologies in India, one of the world's largest software services providers. Despite the slowdown in software services, the company managed to achieve a significant year-over-year improvement in net earnings in the second quarter.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: The US economic slowdown and the related decline in demand for technology products have combined with Asia's weakened financial structures to create an economic climate that ranks amongst the most challenging in over two decades. Although it is impossible to predict when a recovery will begin, we are confident that the Fund has invested in many of the strongest stocks in the Asia Pacific region. In particular, we believe that semiconductor production will experience important consolidation that will benefit the industry leaders in which the Fund invests. Overall, we believe the portfolio is well positioned to profit from an economic recovery through its holdings in leading steel, semiconductor, property and resource companies in the Pacific region.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                               SINCE
                                                       1 YEAR       5 YEARS     10 YEARS     INCEPTION
                                                      --------      -------     --------     ---------

A SHARES          w/Reimb. & 5.75% sales charge         (30.95)%      (7.00)%      N/A           (5.02)%
                  w/o Reimb. & 5.75% sales charge       (31.60)%      (7.58)%      N/A           (5.56)%

B SHARES          w/Reimb. & w/ CDSC                    (30.85)%      (6.97)%      N/A           (4.99)%
                  w/Reimb. & w/o CDSC                   (27.21)%      (6.59)%      N/A           (4.99)%
                  w/o Reimb. & w/CDSC                   (31.57)%      (7.54)%      N/A           (5.52)%
                  w/o Reimb. & w/o CDSC                 (27.96)%      (7.17)%      N/A           (5.52)%

C SHARES          w/Reimb. & w/ CDSC                    (27.87)%      (6.51)%      N/A           (6.36)%
                  w/Reimb. & w/o CDSC                   (27.14)%      (6.51)%      N/A           (6.36)%
                  w/o Reimb. & w/CDSC                   (28.58)%      (7.07)%      N/A           (6.91)%
                  w/o Reimb. & w/o CDSC                 (27.85)%      (7.07)%      N/A           (6.91)%

ADVISOR SHARES    w/Reimb.                              (27.39)%        N/A        N/A           (4.26)%
                  w/o Reimb.                            (27.39)%        N/A        N/A           (4.68)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A and Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 10, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Pacific Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (10/93)
                             of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


                  Ivy Pacific Opportunities Fund               MSCI Asia Pacific (Excluding Japan) Index
                  ------------------------------               -----------------------------------------
10/93                          9,425                                             10,000
                               9,652                                             10,000
                               9,685                                             10,028
                              10,900                                             12,298
                              10,426                                             12,140
                               9,837                                             11,559
                               9,011                                             10,502
                               9,111                                             10,986
                               9,392                                             11,383
6/94                           8,905                                             11,083
                               9,309                                             11,735
                               9,647                                             12,518
                               9,624                                             12,500
                               9,431                                             12,530
                               8,620                                             11,685
                               8,188                                             11,658
                               7,289                                             10,544
                               7,760                                             11,111
                               7,927                                             11,204
                               7,732                                             11,092
                               8,452                                             11,699
6/95                           8,352                                             11,519
                               8,825                                             11,779
                               8,506                                             11,306
                               8,722                                             11,533
                               8,545                                             11,336
                               8,244                                             11,073
                               8,318                                             11,492
                               9,247                                             11,921
                               9,189                                             12,077
                               9,044                                             12,238
                               9,160                                             13,106
                               9,209                                             12,802
6/96                           9,121                                             12,715
                               8,782                                             11,884
                               8,966                                             12,229
                               9,063                                             12,401
                               9,131                                             12,287
                               9,731                                             12,790
                              10,023                                             12,699
                               9,935                                             12,851
                              10,081                                             13,032
                               9,682                                             12,519
                              10,198                                             12,514
                              10,967                                             12,946
6/97                          11,356                                             13,492
                              11,736                                             13,602
                              11,463                                             11,822
                              11,210                                             11,686
                               8,495                                              9,277
                               7,970                                              8,778
                               7,824                                              8,554
                               6,529                                              8,235
                               7,989                                              9,506
                               7,795                                              9,388
                               7,191                                              8,755
                               6,267                                              7,672
6/98                           5,498                                              7,080
                               5,060                                              7,003
                               4,350                                              5,979
                               4,953                                              6,464
                               6,053                                              7,546
                               6,286                                              8,081
                               6,215                                              8,146
                               5,732                                              8,217
                               5,653                                              8,150
                               6,176                                              8,862
                               7,320                                              7,687
                               7,162                                              9,968
6/99                           8,692                                             11,326
                               8,366                                             11,028
                               8,484                                             11,300
                               7,991                                             10,659
                               8,090                                             10,929
                               8,800                                             11,698
                               9,119                                             12,646
                               9,009                                             12,822
                               8,631                                             12,596
                               9,488                                             12,807
                               8,969                                             11,791
                               8,551                                             11,121
6/00                           9,189                                             11,802
                               9,448                                             11,278
                               9,169                                             11,186
                               8,312                                             10,046
                               7,485                                              9,253
                               7,116                                              9,010
                               7,455                                              9,055
                               8,198                                             10,076
                               7,565                                              9,597
                               6,932                                              8,568
                               6,993                                              8,779
                               6,832                                              8,753
6/01                           6,731                                              8,665

The Morgan Stanley Capital International (MSCI) Asia Pacific (Excluding-Japan) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                 $13.1 Million

                            TOTAL NUMBER OF HOLDINGS

                                       30

                                INVESTMENT STYLE

                                Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IPOAX

                                 CLASS B SHARES

                                     IPOBX

                                 CLASS C SHARES

                                     IPOCX

                              ADVISOR CLASS SHARES

                                     IPOVX

IVY GROWTH FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN US COMPANIES OF ANY SIZE.


                                    [PHOTO]

         Ivy Growth Fund uses a dual-manager approach. The core portion (50%) is managed by Paul Baran and is invested primarily in large-cap US stocks. The US emerging growth portion (50%) is managed by James W. Broadfoot III and is invested primarily in small- and medium-sized US companies in the early stages of their lifecycles.


For the six-month period ending June 30, 2001, Ivy Growth Fund returned -10.81%. The Fund outperformed its peer group (as measured by the Lipper Multi-Cap Growth average, which returned -16.25%) and its benchmark, the Russell 3000 Growth Index, which returned -13.24%. The Fund's prior benchmark, the S&P 500 Index, returned -6.70%.

CORE PORTION COMMENTARY

Q: PAUL, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE CORE PORTION?

A: The portfolio's holdings in the consumer discretionary area, particularly in homebuilding retailers such as Lowes and Home Depot, made the largest positive contribution to performance. The Fund also benefited from its exposure to bellwether media companies such as AOL Time Warner and Viacom as well as integrated oil holdings such as Exxon and Chevron. General Electric was one of the portfolio's largest holdings, and its strong performance also had a positive effect.

Technology stocks had the largest negative effect on the portfolio. Communications and fiber optics companies in particular were hit hard, and we sold a number of these stocks in the second quarter. However, our biggest technology holding, Microsoft, did quite well. Other technology buys that benefited the Fund were Adobe, the well-known software manufacturer, and LSI Logic, a producer of custom integrated circuits.


         "We believe that our strategy of investing in industry leaders with strong earnings growth, a solid return on equity and proven records of profitability will allow the Fund to benefit from stronger market fundamentals going forward."

         -- Paul Baran

         "We focus on strong companies with good visibility and resilient earnings, and we are confident that this disciplined approach to stock selection will benefit the Fund in the second half of 2001."

         -- Jim Broadfoot


Q: HOW DOES THE LARGE-CAP MARKET LOOK FOR THE REST OF THE YEAR?

A: The actions of the Federal Reserve Board and the US government regarding interest rates and taxes should lead to a more optimistic economic environment in 2002. We believe that the stock market anticipates an economic recovery by six to nine months, so it's our view that stocks may start to see an upturn during the second half of 2001. And because investors generally first return to liquid, high-quality companies before moving into riskier asset classes, blue chips are often the first stocks to move from the bottom. We are confident that our strategy of investing in industry leaders with strong earnings growth, a solid return on equity and proven records of profitability will allow the Fund to benefit from stronger market fundamentals as we move forward.

US EMERGING GROWTH PORTION

Q: JIM, WHAT FACTORS AFFECTED PERFORMANCE?

A: The US emerging growth portion benefited from reduced exposure to technology and higher weightings in healthcare, consumer services and business services sectors. Our stock selection in healthcare made the largest positive contribution, as holdings such as Polymedica (medical distribution), Intuitive Surgical (a developer of robotic surgery technology) and Gilead Sciences (biotechnology) offered the strongest performance. Metro-One Telecom, which outsources customer service for wireless carriers, was the strongest performer in the business services sector.

Technology continued to be a difficult area, and the portfolio's investments in the communications and Internet equipment areas had the largest negative impact on performance. A heavy weighting in energy helped during the first quarter, but caused a drag on performance in the second. We reduced our holdings in both communications and energy as the second quarter progressed.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: We believe the current environment of falling interest rates should positively affect the emerging growth market. But rather than making short-term bets, we continue to focus the portfolio on what we view as the leading companies in the most attractive sectors of the economy. Going forward, this will most likely involve fewer technology names and more "traditional economy" stocks, but our principal strategy of investing in strong companies with good visibility and resilient earnings has not changed. We are confident that our disciplined approach to stock selection will benefit the Fund in the second half of 2001.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                            SINCE
                                                     1 YEAR       5 YEARS     10 YEARS    INCEPTION
                                                    --------      -------     --------    ---------

A SHARES          w/Reimb. & 5.75% sales charge      (37.92)%        3.23%        7.92%        9.90%
                  w/o Reimb. & 5.75% sales charge    (37.92)%        3.23%        7.89%        9.89%

B SHARES          w/Reimb. & w/ CDSC                 (38.00)%        3.15%         N/A         6.36%
                  w/Reimb. & w/o CDSC                (34.74)%        3.51%         N/A         6.36%
                  w/o Reimb. & w/CDSC                (38.00)%        3.15%         N/A         6.33%
                  w/o Reimb. & w/o CDSC              (34.74)%        3.51%         N/A         6.33%

C SHARES          w/Reimb. & w/ CDSC                 (35.45)%         N/A          N/A         3.04%
                  w/Reimb. & w/o CDSC                (34.79)%         N/A          N/A         3.04%
                  w/o Reimb. & w/CDSC                (35.45)%         N/A          N/A         3.04%
                  w/o Reimb. & w/o CDSC              (34.79)%         N/A          N/A         3.04%

ADVISOR SHARES    w/Reimb.                           (34.17)%         N/A          N/A        (2.89)%
                  w/o Reimb.                         (34.17)%         N/A          N/A        (2.89)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations January 12, 1960; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

       10-Year Performance Comparison of the Fund of a $10,000 Investment
              (Class A shares including 5.75% maximum sales charge)


      Ivy Growth Fund   S&P 500 Index   Russell 3000 Growth Index
      ---------------   -------------   -------------------------
6/91       9,425           10,000                10,000
           9,865           10,466                10,532
          10,065           10,714                10,889
           9,922           10,535                10,720
          10,093           10,676                10,903
           9,614           10,246                10,608
          10,763           11,418                12,080
          10,598           11,205                11,856
          10,776           11,350                11,881
          10,534           11,130                11,535
          10,738           11,456                11,572
          10,630           11,513                11,651
6/92      10,343           11,341                11,332
          10,719           11,805                11,830
          10,388           11,563                11,666
          10,432           11,699                11,813
          10,611           11,739                12,010
          11,177           12,139                12,571
          11,324           12,288                12,710
          11,377           12,391                12,585
          11,241           12,560                12,352
          11,626           12,825                12,596
          11,271           12,515                12,099
          11,634           12,849                12,544
6/93      11,619           12,887                12,439
          11,604           12,835                12,245
          12,238           13,322                12,754
          12,095           13,220                12,702
          12,452           13,493                13,057
          12,264           13,365                12,931
          12,716           13,526                13,180
          13,256           13,986                13,488
          13,005           13,607                13,259
          12,267           13,014                12,603
          12,394           13,180                12,659
          12,471           13,397                12,808
6/94      11,883           13,068                12,415
          12,399           13,497                12,815
          13,127           14,051                13,551
          12,791           13,707                13,390
          12,903           14,015                13,688
          12,202           13,505                13,239
          12,339           13,705                13,470
          12,242           14,060                13,701
          12,731           14,608                14,281
          13,035           15,040                14,699
          13,321           15,482                15,010
          13,759           16,101                15,503
6/95      14,144           16,475                16,146
          14,886           17,022                16,876
          14,961           17,064                16,914
          15,419           17,784                17,648
          14,949           17,721                17,569
          15,497           18,499                18,261
          15,711           18,855                18,396
          16,199           19,497                18,934
          16,556           19,678                19,331
          16,781           19,867                19,391
          17,381           20,160                20,000
          17,512           20,680                20,734
6/96      17,231           20,759                20,613
          15,974           19,842                19,270
          16,696           20,260                19,858
          17,597           21,401                21,261
          17,503           21,991                21,284
          18,394           23,653                22,784
          18,417           23,184                22,422
          19,142           24,633                23,896
          18,510           24,826                23,614
          17,649           23,806                22,301
          17,743           25,227                23,630
          19,526           26,763                25,486
6/97      20,138           27,962                26,492
          21,424           30,187                28,741
          20,646           28,496                27,295
          21,756           30,056                28,724
          20,449           29,052                27,592
          20,387           30,397                28,575
          20,570           30,919                28,866
          20,454           31,261                29,608
          22,141           33,516                31,871
          23,216           35,232                33,148
          23,528           35,587                33,582
          22,869           34,975                32,491
6/98      23,262           36,396                34,332
          22,453           36,008                33,871
          18,293           30,802                28,563
          19,298           32,776                30,811
          20,442           35,442                33,219
          22,245           37,590                35,749
          23,460           39,756                38,973
          24,121           41,418                41,222
          22,634           40,131                39,200
          23,614           41,736                41,217
          24,475           43,353                41,518
          23,897           42,329                40,341
6/99      25,419           44,678                43,114
          24,947           43,283                41,746
          25,183           43,069                42,265
          25,195           41,888                41,492
          26,729           44,539                44,480
          28,204           45,444                47,033
          30,936           48,121                52,156
          30,084           45,703                49,851
          33,534           44,838                52,965
          34,889           49,225                55,961
          31,299           47,744                53,082
          29,093           46,764                50,274
6/00      32,542           47,917                54,263
          30,839           47,168                51,834
          33,883           50,098                56,578
          30,839           47,453                51,396
          28,380           47,252                48,842
          22,947           43,527                41,531
          24,035           43,740                40,465
          25,303           45,292                43,294
          21,645           41,162                36,044
          19,735           38,554                32,168
          22,142           41,550                36,227
          21,917           41,829                35,795
6/01      21,436           40,825                35,108


Ivy Growth Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. The chart at left shows the growth of both the Fund's prior benchmark (the S&P 500 Index) and current benchmark (the Russell 3000 Growth Index).

The S&P 500 Index and the Russell 3000 Growth Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                 $229.0 Million

                            TOTAL NUMBER OF HOLDINGS

                                      183

                                INVESTMENT STYLE

                                Multi-Cap Growth

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IVYFX

                                 CLASS B SHARES

                                     IVYBX

                                 CLASS C SHARES

                                     IVYCX

                              ADVISOR CLASS SHARES

                                     IVYVX

IVY US BLUE CHIP FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY BY INVESTING IN COMMON STOCKS OF ESTABLISHED DOMESTIC COMPANIES THAT EITHER HOLD A LEADING INDUSTRY POSITION OR THAT ARE EXPECTED TO DO SO IN THE FUTURE.


                                    [PHOTO]

         An interview with Paul Baran, portfolio manager of the Ivy US Blue Chip Fund. Mr. Baran is a senior vice president at Ivy Management, Inc. and a member of the domestic equities team.


Q: PAUL, HOW DID IVY US BLUE CHIP FUND PERFORM IN THE FIRST HALF OF 2001?

A: For the six-month period ending June 30, 2001, Ivy US Blue Chip Fund returned -6.99%. The Fund outperformed its peer group (as measured by the Lipper Large-Cap Core average, which returned -8.63%), but slightly lagged its benchmark, the S&P 500 Index, which returned -6.70%.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund's holdings in the consumer discretionary area, particularly in homebuilding retailers such as Lowes and Home Depot, made the largest positive contribution to performance. The Fund also benefited from its exposure to bellwether media companies such as AOL Time Warner and Viacom, integrated oil holdings such as Exxon and Chevron, and industrial companies such as aluminum producer Alcoa. General Electric was the Fund's largest holding during this period, and its strong performance also had a positive effect on the Fund.

The largest factor hindering performance was the Fund's investment in the technology sector. Communications and fiber optics companies in particular were hit hard, and we later sold a number of these stocks in the second quarter. However, the Fund's biggest technology holding, Microsoft, did quite well due to higher earnings expectations and positive developments in its anti-trust case.

Certain energy holdings hindered performance. The stock prices of El Paso Gas and Enron, two companies that provide natural gas to power producers, were affected by the bad publicity surrounding the electricity crisis in California.


         "Despite the current weakness of the economy, we believe the actions of the Federal Reserve Board and the US government regarding interest rates and taxes should lead to a more optimistic economic environment in 2002."


Q: WHAT STRATEGIC MOVES DID YOU MAKE OVER THE PERIOD?

A: Per our investment philosophy, the Fund is fully invested and sector neutral. However, over the last few months we increased the number of holdings to provide greater risk control, a move that we felt was warranted by slower economic conditions and greater market volatility. We have also become more active in seeking out new investment opportunities, taking advantage of price fluctuations as stocks became overvalued or undervalued.

On a sector level, the combination of slower economic growth and lower interest rates led us to reassess the Fund's holdings in the financial area. In a weak economy, both corporations and consumers run into problems repaying loans, and this affects the bottom line of large lenders. Lower interest rates benefit lenders in general, but when housing numbers are strong, as they were in the first half of the year, they offer the greatest benefit to mortgage providers. As a result, we trimmed the Fund's exposure to banks with large outstanding corporate loans and redirected the money into financial institutions with strong mortgage businesses such as Washington Mutual (the largest originator of mortgages in the US) and Fannie Mae. Both holdings benefited Fund performance.

Q: HOW DOES THE US BLUE CHIP MARKET LOOK FOR THE REST OF THE YEAR?

A: Despite the current weakness of the economy, we believe the actions of the Federal Reserve Board and the US government regarding interest rates and taxes should lead to a more optimistic economic environment in 2002. It's our view that the stock market anticipates an economic recovery by six to nine months, so we believe that stocks may start to see an upturn during the second half of 2001. And because investors generally first return to liquid, high-quality companies before moving into riskier asset classes, blue chips are often the first stocks to move from the bottom. We are confident that our strategy of investing in industry leaders with strong earnings growth, a solid return on equity and proven records of profitability will allow the Fund to benefit from stronger market fundamentals as we move forward.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01


                                                                                              SINCE
                                                       1 YEAR       5 YEARS     10 YEARS    INCEPTION
                                                      --------      -------     --------    ---------

A SHARES          w/Reimb. & 5.75% sales charge         (24.87)%      N/A          N/A          (1.98)%
                  w/o Reimb. & 5.75% sales charge       (24.97)%      N/A          N/A          (2.91)%

B SHARES          w/Reimb. & w/ CDSC                    (24.85)%      N/A          N/A          (2.71)%
                  w/Reimb. & w/o CDSC                   (20.90)%      N/A          N/A          (1.59)%
                  w/o Reimb. & w/CDSC                   (25.00)%      N/A          N/A          (3.67)%
                  w/o Reimb. & w/o CDSC                 (21.05)%      N/A          N/A          (2.55)%

C SHARES          w/Reimb. & w/ CDSC                    (21.75)%      N/A          N/A          (1.59)%
                  w/Reimb. & w/o CDSC                   (20.96)%      N/A          N/A          (1.59)%
                  w/o Reimb. & w/CDSC                   (21.90)%      N/A          N/A          (2.57)%
                  w/o Reimb. & w/o CDSC                 (21.11)%      N/A          N/A          (2.57)%

ADVISOR SHARES    w/Reimb.                              (20.04)%      N/A          N/A           0.58%
                  w/o Reimb.                            (20.23)%      N/A          N/A          (0.56)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A and Advisor Class commenced operations November 2, 1998; Class B and Class C commenced operations November 6, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Blue Chip Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (11/98)
                             of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)

          Ivy US Blue Chip Fund                   S&P 500 Index
          ---------------------                   -------------
11/98             9,425                               10,000
                  9,906                               10,606
                 10,122                               11,217
                 10,377                               11,686
                 10,094                               11,323
                 10,358                               11,776
                 10,763                               12,232
                 10,518                               11,943
6/99             11,140                               12,606
                 10,763                               12,213
                 10,735                               12,152
                 10,368                               11,819
                 11,131                               12,567
                 11,225                               12,822
                 11,676                               13,578
                 11,069                               12,895
                 11,259                               12,651
                 12,301                               13,889
                 11,761                               13,471
                 11,278                               13,195
6/00             11,894                               13,520
                 11,638                               13,309
                 12,311                               14,135
                 11,297                               13,389
                 11,212                               13,332
                 10,074                               12,281
                 10,194                               12,341
                 10,579                               12,779
                  9,530                               11,614
                  9,000                               10,878
                  9,713                               11,724
                  9,751                               11,802
6/01              9,482                               11,519

The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                 $64.3 Million

                            TOTAL NUMBER OF HOLDINGS

                                       92

                                INVESTMENT STYLE

                                Large-Cap Blend

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IBCAX

                                 CLASS B SHARES

                                     IBCBX

                                 CLASS C SHARES

                                     IBCCX

                              ADVISOR CLASS SHARES

                                     IBCVX

IVY US EMERGING GROWTH FUND


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH THROUGH INVESTMENT IN THE COMMON STOCKS OF SMALL- AND MEDIUM-SIZED COMPANIES THAT ARE IN THE EARLY STAGES OF THEIR LIFECYCLES AND THAT HAVE THE POTENTIAL FOR RAPID GROWTH.

Q: JIM, HOW DID IVY US EMERGING GROWTH FUND PERFORM IN THE FIRST HALF OF 2001?

A: The first half of the year was extremely challenging for high-growth companies across the board, and particularly for those in the technology sector. The fundamental economic environment was weak, and demand for technology products and services hit lows not seen since the early 1970s. Earnings estimates were revised downward for both technology and non-technology companies in a wide range of sectors. In this difficult market environment, Ivy US Emerging Growth Fund returned -11.84% for the six-month period ending June 30, 2001. The Fund outperformed its peer group (as measured by the Lipper Mid-Cap Growth average, which returned -12.58) for this period, but underperformed its benchmark, the Russell 2500 Growth Index, which returned -2.85%.


                                    [PHOTO]


         The following is an interview with James W. Broadfoot III, portfolio manager of the Ivy US Emerging Growth Fund. He is the president of Ivy Management, Inc. and author of the recently republished Investing in Emerging Growth Stocks.


Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: We reduced the Fund's exposure to technology in the first half of the year and redirected the proceeds into the healthcare, consumer services and business services sectors -- a move that benefited Fund performance. Our stock selection in healthcare made the largest positive contribution, as holdings such as Polymedica (medical distribution), Intuitive Surgical (a developer of robotic surgery technology) and Gilead Sciences (biotechnology) offered the strongest performance. Metro One Telecom, which outsources customer service for wireless carriers, was the Fund's strongest performer in the business services sector.


         "We believe the current environment of falling interest rates should positively affect the emerging growth market. But rather than making short-term bets, we continue to focus the portfolio on what we view as the leading companies in the most attractive sectors of the economy."


The Fund's investments in the communications and Internet equipment areas were the largest drag on performance. The Fund's heavy weighting in energy (approximately 35% at the beginning of the year) helped during the first quarter, but hindered performance in the second. We reduced the Fund's holdings in both communications and energy as the second quarter progressed.

Q: HOW ARE YOU POSITIONING THE PORTFOLIO GOING FORWARD?

A: Given the weaker economy and ongoing volatility in the technology sector, we are focusing on companies in sectors such as financial services, education services and, as previously mentioned, healthcare. The companies we are looking at tend to be fairly steady, predictable businesses that are not greatly affected by changes in the macroeconomic environment. People become ill regardless of GDP, and they still need financial services during downturns in the economy. Two new holdings in these areas include Express Scripts, a pharmacy benefits management company that enjoys a recurring revenue stream and stands to benefit from high growth in the healthcare sector; and TMP Worldwide, an online recruitment company with a 70% global market share through its "Monster.com" Web site.

Q: WHAT IS YOUR STRATEGY REGARDING THE TECHNOLOGY SECTOR?

A: Within technology, we are focusing on areas that we believe are less vulnerable to the broadbased slowdown in technology spending. The first consists of niche companies with technology products or services that are very early in their lifecycles and that offer the potential for strong growth despite macroeconomic conditions. The second area consists of service companies with a recurring revenue base, a factor that offers greater stability and visibility in a difficult economic environment. PEC Solutions, an Internet services company that has done well due to its strong customer base of government agencies, is an example of this latter type of business.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: We believe the current environment of falling interest rates should positively affect the emerging growth market. But rather than making short-term bets, we continue to focus the portfolio on what we view as the leading companies in the most attractive sectors of the economy. Going forward, this will most likely involve fewer technology names and more "traditional economy" stocks, but our principal strategy of investing in strong companies with good visibility and resilient earnings has not changed. We are confident that our disciplined approach to stock selection will benefit the Fund in the second half of 2001.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01

                                                                                              SINCE
                                                       1 YEAR       5 YEARS     10 YEARS    INCEPTION
                                                      --------      -------     --------    ---------

A SHARES          w/Reimb. & 5.75% sales charge       (40.72)%       4.08%         N/A        14.92%
                  w/o Reimb. & 5.75% sales charge     (40.72)%       4.08%         N/A        14.90%

B SHARES          w/Reimb. & w/ CDSC                  (40.73)%       4.19%         N/A        10.46%
                  w/Reimb. & w/o CDSC                 (37.61)%       4.53%         N/A        10.46%
                  w/o Reimb. & w/CDSC                 (40.73)%       4.19%         N/A        10.44%
                  w/o Reimb. & w/o CDSC               (37.61)%       4.53%         N/A        10.44%

C SHARES          w/Reimb. & w/ CDSC                  (38.23)%       4.53%         N/A         3.74%
                  w/Reimb. & w/o CDSC                 (37.61)%       4.53%         N/A         3.74%
                  w/o Reimb. & w/CDSC                 (38.23)%       4.53%         N/A         3.74%
                  w/o Reimb. & w/o CDSC               (37.61)%       4.53%         N/A         3.74%

ADVISOR SHARES    w/Reimb.                            (37.61)%        N/A          N/A         3.74%
                  w/o Reimb.                          (37.61)%        N/A          N/A         3.74%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations March 3, 1993 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1993); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 18, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Emerging Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (4/93)
                            of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)


          Ivy US Emerging Growth Fund     Russell 2500 Growth Index     Russell 2000 Growth Index
          ---------------------------     -------------------------     -------------------------
4/93                 9,425                          10,000                        10,000
                    10,304                          10,616                        10,600
                    11,176                          10,642                        10,625
                    11,492                          10,650                        10,732
                    12,785                          11,211                        11,246
                    13,574                          11,499                        11,617
                    13,786                          11,726                        11,953
                    13,377                          11,300                        11,469
                    13,698                          11,797                        11,923
                    14,181                          12,137                        12,240
                    14,137                          12,158                        12,187
                    13,465                          11,451                        11,437
                    13,113                          11,438                        11,454
                    12,723                          11,208                        11,198
6/94                11,811                          10,710                        10,716
                    11,949                          10,943                        10,869
                    13,285                          11,747                        11,667
                    13,792                          11,742                        11,717
                    14,123                          11,944                        11,843
                    13,601                          11,415                        11,364
                    14,148                          11,646                        11,633
                    14,165                          11,532                        11,397
                    14,682                          12,159                        11,922
                    15,385                          12,631                        12,271
                    15,217                          12,774                        12,456
                    15,520                          12,970                        12,619
6/95                16,719                          13,757                        13,488
                    18,144                          14,842                        14,540
                    18,782                          14,966                        14,719
                    19,877                          15,286                        15,022
                    19,278                          14,746                        14,283
                    19,987                          15,349                        14,914
                    20,101                          15,553                        15,244
                    20,034                          15,601                        15,118
                    20,917                          16,287                        15,807
                    21,649                          16,641                        16,120
                    24,772                          17,780                        17,357
                    25,571                          18,415                        18,247
6/96                24,031                          17,491                        17,062
                    20,975                          15,753                        14,979
                    22,757                          16,838                        16,088
                    24,897                          17,732                        16,916
                    23,490                          17,180                        16,187
                    23,290                          17,810                        16,637
                    23,824                          17,897                        16,961
                    24,784                          18,432                        17,385
                    22,387                          17,624                        16,335
                    20,027                          16,465                        15,182
                    19,237                          16,539                        15,006
                    22,585                          18,521                        17,262
6/97                23,267                          19,141                        17,847
                    24,766                          20,356                        18,762
                    24,883                          20,852                        19,325
                    26,992                          22,325                        20,867
                    25,170                          20,932                        19,614
                    24,658                          20,611                        19,146
                    24,838                          20,538                        19,157
                    24,461                          20,269                        18,901
                    26,481                          22,009                        20,570
                    27,621                          22,827                        21,433
                    28,141                          23,034                        21,564
                    26,095                          21,555                        19,997
6/98                27,208                          21,713                        20,202
                    25,772                          20,096                        18,515
                    19,928                          15,530                        14,241
                    22,360                          16,891                        15,685
                    23,474                          18,032                        16,503
                    26,517                          19,315                        17,783
                    29,308                          21,174                        19,392
                    30,996                          21,787                        20,264
                    26,687                          20,019                        18,411
                    27,657                          20,951                        19,067
                    27,800                          22,623                        20,750
                    27,432                          22,857                        20,783
6/99                30,260                          24,472                        21,878
                    29,227                          23,973                        21,201
                    29,649                          23,455                        20,408
                    31,472                          23,623                        20,802
                    34,371                          24,773                        21,335
                    39,936                          27,698                        23,591
                    47,618                          32,922                        27,749
                    47,175                          32,739                        27,490
                    58,010                          41,136                        33,887
                    55,593                          37,909                        30,325
                    46,309                          34,215                        27,263
                    42,261                          31,169                        24,876
6/00                49,521                          35,290                        28,089
                    45,725                          32,398                        25,682
                    50,629                          36,621                        28,383
                    48,142                          34,252                        26,973
                    41,536                          32,134                        24,784
                    30,752                          26,012                        20,284
                    35,330                          27,625                        21,525
                    36,275                          29,414                        23,267
                    31,052                          24,875                        20,078
                    27,264                          22,123                        18,252
                    31,880                          25,495                        20,487
                    31,554                          26,234                        20,961
6/01                31,146                          26,847                        21,559

Ivy US Emerging Growth Fund recently changed its benchmark to one that more accurately reflects the universe of securities in which it invests. The chart at left shows the growth of both the Fund's prior benchmark (the Russell 2000 Growth Index) and current benchmark (the Russell 2500 Growth Index).

The Russell 2000 Growth Index and the Russell 2500 Growth Index are unmanaged indexes of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                 $125.8 Million

                            TOTAL NUMBER OF HOLDINGS

                                      103

                                INVESTMENT STYLE

                                 Mid-Cap Growth

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     IVEGX

                                 CLASS B SHARES

                                     IVEBX

                                 CLASS C SHARES

                                     IVGEX

                              ADVISOR CLASS SHARES

                                     IVEVX

IVY BOND FUND

THE FUND'S GOAL: TO PROVIDE A HIGH LEVEL OF CURRENT INCOME BY INVESTING AT LEAST 65% OF THE FUND'S TOTAL ASSETS IN BONDS RATED IN THE FOUR HIGHEST CATEGORIES USED BY MOODY'S INVESTOR SERVICES AND STANDARD & POOR'S CORPORATION.

Q: RICHARD, HOW DID IVY BOND FUND PERFORM IN THE FIRST HALF OF 2001?

A: For the six-month period ending June 30, 2001, Ivy Bond Fund returned 4.32%. The Fund outperformed its peer group (as measured by the Lipper Corporate Debt BBB-Rated average, which returned 3.73%), but slightly underperformed its benchmark, the Lehman Brothers US Credit Index, which returned 5.39%.


                                    [PHOTO]

         An interview with Richard Gluck, senior vice president and head of Ivy Funds' fixed-income team.


Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund's heavy exposure to higher quality corporate credit, particularly BBB to A-rated corporate bonds, had the largest positive impact on performance. The Fund's holdings in the utilities, consumer-oriented and finance sectors did well. Technology issues significantly underperformed the rest of the market, and our underweight position in this sector also benefited performance.

Performance was negatively impacted by an underweight position in the energy sector, an area that outperformed as a result of high oil and gas prices and the improved fundamentals of many energy companies. The Fund's Treasury holdings -- which boosted performance during the fourth quarter of last year -- had a negative effect in the beginning of 2001. With first-quarter returns of 2.4%, these issues lagged behind the corporate bond market, which returned approximately 4.5% during that period. As a result, we sold our Treasury holdings in the second quarter.


         "The corporate bond market in the first half of 2001 was the best we've seen in quite some time, and we believe that the rest of the year will see a continuation of this strong performance. Going forward, we will keep a keen eye on the sectors that we believe are poised to outperform and adjust our allocations accordingly."


Q: WHAT WERE THE FUND'S BEST PERFORMERS DURING THIS PERIOD?

A: Two issues that did particularly well in the first half of 2001 were Darden Foods, an operator of casual restaurants such as Olive Garden and Red Lobster, and Pulte, a homebuilder that benefited from the surprisingly strong demand for new homes. The Fund's international investments, which comprise 8% of the portfolio, also did well. The strongest performers outside the US were Abitibi, a Canadian company that is the largest newsprint manufacturer in North America; Grupo Industrial Durango, a leading packaging company in Mexico; and Grupo Televisa, a Mexican communications company. In general, Mexican corporate bonds have done well, benefiting from the country's strong links to the US and Moody's recent decision to rate certain issuers above their countries of origin.

Q: CAN YOU DISCUSS THE CURRENT FOCUS OF THE FUND?

A: In the first quarter, we continued the restructuring of the Fund's portfolio that began in the last half of 2000. The focus has moved from searching for sudden improvements in unique credit stories toward companies that are solid, liquid and have the strength to effectively weather all kinds of economic conditions. As a result, the Fund has shifted from more obscure names to larger, well known issuers such as Citigroup, Verizon, Hertz Corporation, Household Finance Corporation, Kansas Gas & Electric and other industry leaders. The improved credit quality of the Fund has significantly helped performance. For example, the Fund was overweighted in the sometimes volatile telecom area in the first half of the year, but avoided the riskier names with holdings in AT&T, AOL Time Warner and Viacom -- all large, stable companies that we feel will survive slower economic conditions.

Q: HOW DOES THE CORPORATE BOND MARKET LOOK FOR THE REST OF THE YEAR?

A: The corporate bond market in the first half of 2001 was the best we've seen in quite some time, and we believe that the rest of the year will see a continuation of this strong performance. Interest rates are low, corporate credit quality is improving and many companies are experiencing greater financial flexibility as a result of refinancing short-term loans as long-term debt. In addition, the volatility in equity markets has made it less likely that companies will take on greater debt, and it has tempered practices that hurt corporate credit quality such as borrowing to buy back corporate equity. Going forward, we will keep a keen eye on the sectors that we believe are poised to outperform and adjust our allocations accordingly.

-------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 6/30/01

                                                                                             SINCE
                                                     1 YEAR      5 YEARS      10 YEARS     INCEPTION
                                                     ------      -------      --------     ---------

A SHARES          w/Reimb. & 5.75% sales charge       2.63%        2.58%        6.10%        6.91%
                  w/o Reimb. & 5.75% sales charge     2.63%        2.58%        6.09%        1.71%

B SHARES          w/Reimb. & w/ CDSC                  1.72%        2.40%         N/A         3.86%
                  w/Reimb. & w/o CDSC                 6.72%        2.76%         N/A         3.86%
                  w/o Reimb. & w/CDSC                 1.72%        2.40%         N/A         3.86%
                  w/o Reimb. & w/o CDSC               6.72%        2.76%         N/A         3.86%

C SHARES          w/Reimb. & w/ CDSC                  5.77%        2.79%         N/A         3.12%
                  w/Reimb. & w/o CDSC                 6.77%        2.79%         N/A         3.12%
                  w/o Reimb. & w/CDSC                 5.77%        2.79%         N/A         3.12%
                  w/o Reimb. & w/o CDSC               6.77%        2.79%         N/A         3.12%

ADVISOR SHARES    w/Reimb.                            7.82%         N/A          N/A        (0.10)%
                  w/o Reimb.                         (1.58)%        N/A          N/A        (2.71)%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations September 9, 1985; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations January 20, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Bond Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (9/85)
                            of a $10,000 Investment
             (Class A shares including 4.75% maximum sales charge)

          Ivy Bond Fund                     Lehman Brothers US Credit Index
          -------------                     -------------------------------
9/85          9,525                                     10,000
              9,545                                     10,006
              9,586                                     10,250
              9,627                                     10,515
              9,668                                     10,861
              9,709                                     10,942
              9,761                                     11,465
              9,787                                     11,744
              9,819                                     11,807
              9,861                                     11,677
              9,897                                     11,897
              9,935                                     11,950
             10,004                                     12,195
             10,004                                     12,160
             10,025                                     12,364
             10,046                                     12,542
             10,100                                     12,655
             10,100                                     12,931
             10,133                                     13,009
             10,198                                     12,956
             10,187                                     12,530
             10,208                                     12,474
6/87         10,187                                     12,655
             10,307                                     12,621
             10,329                                     12,550
             10,131                                     12,196
             10,860                                     12,603
             10,904                                     12,738
             11,084                                     12,979
             11,524                                     13,488
             11,638                                     13,672
             11,672                                     13,555
             11,695                                     13,459
             11,684                                     13,386
             11,848                                     13,706
             11,705                                     13,676
             11,753                                     13,733
             12,126                                     14,030
             12,380                                     14,275
             12,234                                     14,138
             12,369                                     14,176
             12,558                                     14,386
             12,400                                     14,306
             12,555                                     14,349
             12,799                                     14,640
             13,212                                     15,040
6/89         13,758                                     15,485
             13,950                                     15,785
             13,770                                     15,615
             13,827                                     15,686
             14,137                                     16,047
             14,262                                     16,158
             14,238                                     16,176
             13,765                                     15,974
             13,633                                     16,020
             13,594                                     16,034
             13,263                                     15,868
             13,817                                     16,380
             14,107                                     16,660
             14,235                                     16,848
             13,714                                     16,581
             13,785                                     16,657
             14,062                                     16,732
             14,533                                     17,076
             14,844                                     17,317
             15,007                                     17,537
             15,079                                     17,837
             15,107                                     18,056
             15,275                                     18,291
             15,288                                     18,417
6/91         15,176                                     18,416
             15,338                                     18,681
             15,755                                     19,103
             16,144                                     19,496
             16,229                                     19,682
             16,314                                     19,875
             16,990                                     20,524
             16,763                                     20,268
             16,851                                     20,462
             16,804                                     20,374
             16,735                                     20,476
             17,159                                     20,934
             17,418                                     21,261
             18,030                                     21,828
             18,240                                     21,998
             18,346                                     22,265
             18,023                                     21,869
             18,021                                     21,904
             18,375                                     22,308
             18,850                                     22,828
             19,272                                     23,352
             19,456                                     23,433
             19,529                                     23,614
             19,714                                     23,642
6/93         20,255                                     24,216
             20,391                                     24,391
             20,942                                     24,998
             20,998                                     25,057
             21,204                                     25,183
             21,009                                     24,874
             21,214                                     25,020
             21,738                                     25,506
             21,349                                     24,904
             20,684                                     24,139
             20,436                                     23,907
             20,399                                     23,819
             20,256                                     23,760
             20,565                                     24,360
             20,724                                     24,388
             20,467                                     23,933
             20,430                                     23,878
             20,369                                     23,839
             20,344                                     24,036
             20,372                                     24,546
             20,767                                     25,254
             20,796                                     25,460
             21,401                                     25,890
             22,221                                     27,110
6/95         22,368                                     27,354
             22,493                                     27,233
             22,785                                     27,672
             23,069                                     28,000
             23,211                                     28,364
             23,474                                     28,907
             23,885                                     29,384
             24,151                                     29,573
             23,775                                     28,871
             23,647                                     28,625
             23,610                                     28,387
             23,850                                     28,337
             24,147                                     28,753
             24,243                                     28,809
             24,217                                     28,720
             24,861                                     29,329
             25,371                                     30,130
             25,942                                     30,774
             25,811                                     30,348
             26,035                                     30,391
             26,420                                     30,519
             25,988                                     30,043
             26,307                                     30,499
             26,674                                     30,844
6/97         27,162                                     31,281
             28,254                                     32,425
             27,867                                     31,947
             28,428                                     32,506
             28,639                                     32,918
             28,717                                     33,104
             28,876                                     33,454
             29,177                                     33,851
             29,177                                     33,840
             29,270                                     33,965
             29,365                                     34,180
             29,470                                     34,585
             29,539                                     34,841
             29,474                                     34,808
             28,675                                     34,971
             28,782                                     36,104
             28,123                                     35,547
             29,094                                     36,217
             28,876                                     36,322
             28,748                                     36,681
             27,872                                     35,811
             28,300                                     36,064
             28,388                                     36,170
             28,090                                     35,686
6/99         27,954                                     35,500
             27,821                                     35,303
             27,500                                     35,217
             27,584                                     35,600
             27,405                                     35,764
             27,345                                     35,802
             27,095                                     35,612
             27,057                                     35,487
             27,358                                     35,816
             27,845                                     36,121
             26,804                                     35,804
             26,236                                     35,670
             26,726                                     36,566
             27,089                                     37,009
             27,446                                     37,491
             27,429                                     37,688
             27,381                                     37,725
             27,390                                     38,214
             27,606                                     37,786
             28,166                                     38,821
             28,433                                     39,159
             28,580                                     39,402
             28,368                                     39,260
             28,622                                     39,621
6/01         28,798                                     39,819

The Lehman Brothers US Credit Index is an unmanaged index which, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                FUND STATISTICS

                           NET ASSETS UNDER MANAGEMENT

                                 $62.1 Million

                            TOTAL NUMBER OF HOLDINGS

                                       55

                                INVESTMENT STYLE

                                 Long-Term Bond

                                 NASDAQ SYMBOLS

                                 CLASS A SHARES

                                     MCFIX

                                 CLASS B SHARES

                                     IVBBX

                                 CLASS C SHARES

                                     IVBCX

                              ADVISOR CLASS SHARES

                                     IVBVX

IVY MONEY MARKET FUND

THE FUND'S GOAL: TO OBTAIN AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY BY INVESTING IN HIGH QUALITY, SHORT-TERM SECURITIES.


                                    [PHOTO]


         The Ivy Money Market Fund is managed by Ivy's fixed-income team. The team is led by Richard Gluck, senior vice president at Ivy Management, Inc.

INVESTMENT STRATEGY

In pursuit of its objective, Ivy Money Market Fund invests in money market instruments maturing within 13 months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less.

While there are no guarantees, the Fund's emphasis on securities with relatively short-term maturities is designed to enable the Fund to maintain a constant net asset value of $1.00 per share. However, it is important to note that the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Thus, although the Fund manager seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO HOLDINGS

The Fund's portfolio includes debt securities issued or guaranteed by the US government; obligations of domestic banks and savings and loan associations, including certificates of deposit and bankers' acceptances; high-quality commercial paper; high-quality short-term corporate notes, bonds and debentures; and short-term repurchase agreements involving US government securities.


         The Fund's management team actively monitors the portfolio on a daily basis, while searching out attractive investments within the money market universe to provide investors with a competitive yield.


CREDIT QUALITY

The value of the Ivy Money Market Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issue-specific, political or economic developments. The Fund's debt investments are required to present minimal credit risk and be included in one of the two highest short-term rating categories that apply to debt securities.

Within this environment, the Fund's manager actively monitors the portfolio on a daily basis, while searching out attractive investments within the money market universe to provide investors with a competitive yield.

-------
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Around the globe, the science of investing is being redefined as markets and economies become linked in ways not always obvious to investors. Like circuitry hidden from view, the connections are often evident only by their powerful effects. Ivy Funds explores the circuitry - across countries, asset classes and styles - and from this worldwide perspective builds portfolios that embrace the world.

IVY CUNDILL GLOBAL VALUE FUND

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 83.5%
EUROPE - 8.0%
NETHERLANDS - 2.5%
N.V. Holdingmaatschappij De
  Telegraaf                        1,300      $         23,111
                                              ----------------
UNITED KINGDOM - 5.5%
Cable & Wireless plc               2,600                15,212
Sibir Energy plc (a)             200,000                34,457
                                              ----------------
                                                        49,669
                                              ----------------
FAR EAST - 50.2%
HONG KONG - 3.6%
Jardine Strategic Holdings
  Limited                         11,500                32,890
                                              ----------------
INDIA - 3.1%
Videsh Sanchar Nigam Ltd.
  ADR                              2,100                28,140
                                              ----------------
JAPAN - 38.7%
Asahi Broadcasting
  Corporation                        500                33,276
Coca-Cola West Japan Company
  Limited                          1,400                28,850
Daiichi Pharmaceutical Co.,
  Ltd.                             1,000                23,133
Descente, Ltd.                    19,000                36,411
Gakken Co., Ltd. (a)              18,000                23,814
Horipro Inc.                       4,000                21,970
Lion Corporation                   8,000                30,469
Mitsui Marine and Fire
  Insurance Company, Ltd.          5,000                25,578
Nippon Broadcasting System,
  Incorporated                     1,000                35,280
NIPPONKOA Insurance Company,
  Limited                         13,000                48,783
Sankyo Company, Limited            1,000                18,041
Shiseido Company, Limited          3,000                28,144
                                              ----------------
                                                       353,749
                                              ----------------
SINGAPORE - 4.8%
DelGro Corporation Limited        28,000                44,568
                                              ----------------

LATIN AMERICA - 5.2%
BRAZIL - 5.2%
Companhia Paranaense de
  Energia-Copel ADS                3,000                22,530
Unibanco Uniao de Bancos
  Brasileiros S.A. ADR             1,000                25,450
                                              ----------------
                                                        47,980
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
NORTH AMERICA - 20.1%
CANADA - 16.6%
Brascan Corporation                2,000      $         34,292
Derlan Industries Limited
  (a)                             25,000                27,182
Fairfax Financial Holdings
  Limited (a)                        400                60,070
PanAfrican Energy
  Corporation - Class B (a)       23,000                30,463
                                              ----------------
                                                       152,007
                                              ----------------
UNITED STATES - 3.5%
IDT Corporation (a)                1,300                17,550
IDT Corporation Class B (a)        1,300                14,300
                                              ----------------
                                                        31,850
                                              ----------------
TOTAL INVESTMENTS - 83.5%
  (Cost - $782,859) (c)                       $        763,964
OTHER ASSETS, LESS LIABILITIES - 16.5%                 150,995
                                              ----------------
NET ASSETS - 100%                             $        914,959
                                              ================
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $         59,020
  Gross unrealized depreciation                        (77,915)
                                              ----------------
    Net unrealized depreciation               $        (18,895)
                                              ================
Purchases and sale proceeds of securities other than short-term obligations aggregated $313,072 and $183,555, respectively, for the period ended June 30, 2001.

 36         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

    Forward foreign currency contracts at June 30, 2001 were:

                                                  CONTRACTS TO BUY
                                        -------------------------------------
                       EXPIRATION         LOCAL        VALUE      IN EXCHANGE     UNREALIZED
    CURRENCY              DATE           CURRENCY     IN U.S.$     FOR U.S.$     DEPRECIATION
---------------------------------------------------------------------------------------------
British Pound        July 11, 2001       2,349,860    $  9,000     $  8,862        $  (138)
Japanese Yen         July 11, 2001       4,477,680      36,000       35,941            (59)
                                                                                   -------
                                                                                   $  (197)
                                                                                   -------

                                                  CONTRACTS TO SELL
                                        -------------------------------------
                       EXPIRATION         LOCAL        VALUE      IN EXCHANGE     UNREALIZED
    CURRENCY              DATE           CURRENCY     IN U.S.$     FOR U.S.$     APPRECIATION
---------------------------------------------------------------------------------------------
British Pound       July 11, 2001           15,053    $ 22,000     $ 21,215        $   785
British Pound       January 23, 2002         7,705      11,000       10,816            184
British Pound       January 23, 2002        15,468      22,000       21,714            286
Japanese Yen        July 11, 2002       26,179,280     229,000      210,131         18,869
Japanese Yen        January 23, 2002     4,719,600      40,000       38,679          1,321
Japanese Yen        January 23, 2002    12,063,540     102,000       98,865          3,135
Singapore Dollar    July 11, 2001           60,340      35,000       33,126          1,874
Singapore Dollar    January 23, 2002        10,440       6,000        5,775            225
                                                                                   -------
                                                                                   $26,679
                                                                                   -------
Net unrealized appreciation on forward foreign currency contracts                  $26,482
                                                                                   =======

IVY DEVELOPING MARKETS FUND

NAME OF SECURITY                  SHARES                 VALUE
EQUITY SECURITIES - 84.9%
AFRICA - 7.1%
SOUTH AFRICA - 7.1%
Nedcor Limited                     8,400      $        164,642
South African Breweries plc       21,800               166,176
Standard Bank Investment
  Corporation Limited             45,067               196,232
                                              ----------------
                                                       527,050
                                              ----------------
EASTERN EUROPE - 4.3%
HUNGARY - 2.6%
Magyar Tavkozlesi Rt              23,600                69,281
MOL Magyar Olaj-es Gazipari
  Rt                               8,800               125,195
                                              ----------------
                                                       194,476
                                              ----------------
POLAND - 1.7%
Telekomunikacja Polska S.A.
  144a GDR (d)                    28,200               126,497
                                              ----------------
EUROPE - 3.0%
FINLAND - 1.5%
Hansabank Ltd.                    14,500               115,387
                                              ----------------
GREECE - 1.5%
Hellenic Telecommunications
  Organization SA ADR             17,200               110,252
                                              ----------------
FAR EAST - 37.3%
CHINA - 1.7%
China Unicom Limited (a)          73,000               127,288
                                              ----------------
HONG KONG - 9.4%
China Telecom (Hong Kong)
  Limited (a)                     58,300               307,958
Sun Hung Kai Properties Ltd.      27,000               243,184
Wharf Holdings Ltd.               72,111               150,701
                                              ----------------
                                                       701,843
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
SOUTH KOREA - 13.3%
Korea Telecom Corporation          4,100      $        163,943
Pohang Iron & Steel Company
  Ltd.                             4,000               319,888
Samsung Electronics                2,600               383,866
SK Telecom Co., Ltd.                 830               122,223
                                              ----------------
                                                       989,920
                                              ----------------
TAIWAN - 12.9%
Hon Hai Precision Industry
  Co., Ltd.                       44,500               233,946
Taiwan Semiconductor
  Manufacturing Company (a)      215,600               400,781
United Microelectronics
  Corporation (a)                247,000               327,862
                                              ----------------
                                                       962,589
                                              ----------------
LATIN AMERICA - 33.2%
BRAZIL - 14.3%
Banco Itau S.A.                  970,000                83,583
Cia Brasileira de
  Distribuicao Grupo Pao de
  Acucar                       5,998,100               138,925
Cia Vale do Rio Doce -
  Preferred A (with 13,300
  non-tradeable debentures)        9,700               220,172
Petroleo Brasileiro S.A.
  (Petrobras)                     13,643               318,945
Tele Centro Oeste Celular
  Part. S.A.                  39,000,000               113,651
Tele Norte Leste
  Participacoes S.A.              12,406               189,316
                                              ----------------
                                                     1,064,592
                                              ----------------
CHILE - 2.2%
Antofagasta Plc                   25,063               163,907
                                              ----------------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          37

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
MEXICO - 16.7%
America Movil S.A. De C.V.         9,900      $        206,514
Cemex S.A. De C.V.                33,509               177,738
Fomento Economico Mexicano,
  S.A. Sponsored ADR               7,300               312,513
Grupo Financiero Banamex
  Accival, S.A.                   33,700                86,965
Telefonos de Mexico S.A.
  ADR - Class L                    9,900               347,391
Tubos de Acero de Mexico
  S.A. (TAMSA) Sponsored ADR       9,000               113,850
                                              ----------------
                                                     1,244,971
                                              ----------------
TOTAL INVESTMENTS - 84.9%
  (Cost - $6,487,792) (c)                     $      6,328,772
OTHER ASSETS, LESS LIABILITIES - 15.1%               1,129,734
                                              ----------------
NET ASSETS - 100%                             $      7,458,506
                                              ================
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,194,783
  Gross unrealized depreciation                     (1,353,803)
                                              ----------------
    Net unrealized depreciation               $       (159,020)
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $628,413 and $3,651,027, respectively, for the period ended June 30, 2001.

IVY EUROPEAN OPPORTUNITIES FUND
EQUITY SECURITIES - 96.3%
EUROPE - 88.2%
AUSTRIA - 0.2%
Yline Internet Business
  Services AG (a)                 26,940      $        226,925
                                              ----------------
DENMARK - 1.1%
DSV, De Sammensluttede
  Vognmaend                       60,000             1,378,256
                                              ----------------
FINLAND - 1.1%
M-real Oyj                       235,000             1,362,763
                                              ----------------
FRANCE - 17.4%
Alstom                            70,000             1,947,276
Cie Francaise d'Etudes et de
  Construction (Technip SA)       25,000             3,504,791
Cyberdeck                        514,101               413,460
Essilor International SA          15,000             4,292,100
Imerys                            30,000             2,971,454
JC Decaux SA (a)                 300,000             4,012,732
Lafarge                           38,080             3,255,968
Sagem SA - Preferred              59,958             2,109,017
                                              ----------------
                                                    22,506,798
                                              ----------------
GREECE - 3.8%
Folli-Follie SA                  256,350             4,804,772
Germanos SA                       12,855               151,486
                                              ----------------
                                                     4,956,258
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
ITALY - 8.5%
Cairo Communication SpA (a)       41,584      $        915,648
De Rigo SpA Sponsored ADR        114,000               983,820
Luxottica Group SpA              225,000             3,600,000
Saipem SpA                     1,000,000             5,477,295
                                              ----------------
                                                    10,976,763
                                              ----------------
NETHERLANDS - 15.7%
Buhrmann NV                      300,000             2,829,230
Free Record Shop Holding NV       43,622               408,065
Fugro NV                          87,845             4,893,333
Hagemeyer NV                     257,239             4,954,275
IHC Caland NV                     41,000             2,065,203
Letsbuyit.com (a)                798,500               155,476
Vedior NV                        450,000             4,076,225
VersaTel Telecom
  International NV (a)           300,000               838,102
                                              ----------------
                                                    20,219,909
                                              ----------------
SPAIN - 8.4%
Altadis SA                       550,000             7,840,913
Telepizza, S.A. (a)            1,624,394             3,025,352
                                              ----------------
                                                    10,866,265
                                              ----------------
SWITZERLAND - 4.7%
Kaba Holdings AG                  18,000             3,555,234
Syngenta AG (a)                   48,000             2,523,716
                                              ----------------
                                                     6,078,950
                                              ----------------
UNITED KINGDOM - 27.3%
BAE Systems plc                  350,000             1,674,859
British American Tobacco plc     725,000             5,531,586
Chubb Security                 2,250,000             5,237,119
Enodis                           750,000             1,492,553
Future Network plc (a)         6,636,631             4,060,214
Invensys plc                   1,000,000             1,891,622
Kidde plc (a)                  3,500,000             3,974,866
Michael Page International
  plc (a)                      1,050,000             2,160,604
PHS Group plc. (a)             1,997,374             2,387,758
Shell Transport & Trading
  Co. plc                        300,000             2,480,907
Stagecoach Holdings plc        4,000,000             4,402,063
                                              ----------------
                                                    35,294,151
                                              ----------------
MIDDLE EAST - 4.9%
ISRAEL - 4.9%
Card-Guard Scientific
  Survival Ltd. (a)               46,324             2,577,350
Oridion Systems Ltd. (a)         156,000             3,688,764
                                              ----------------
                                                     6,266,114
                                              ----------------
NORTH AMERICA - 3.2%
UNITED STATES - 3.2%
Global TeleSystems Group,
  Inc.                         3,400,000               612,000
MIH Ltd. (a)                     242,000             3,448,500
OpenTV Corporation (a)             5,000                69,842
                                              ----------------
                                                     4,130,342
                                              ----------------

 38         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY              PRINCIPAL*                 VALUE
FOREIGN CONVERTIBLE
  BONDS - 0.2%
VersaTel Telecom
  International NV, 4.00%,
  12/17/2004                     630,000      $        149,335
VersaTel Telecom
  International NV, 4.00%,
  3/30/2005                      560,000               137,933
                                              ----------------
                                                       287,268
                                              ----------------
TOTAL INVESTMENTS - 96.5%
  (Cost - $181,195,394) (c)                   $    124,550,762
OTHER ASSETS, LESS LIABILITIES - 3.5%                4,578,845
                                              ----------------
NET ASSETS - 100%                             $    129,129,607
                                              ================
* Principal is denominated in local currency.
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      8,350,679
  Gross unrealized depreciation                    (64,995,311)
                                              ----------------
    Net unrealized depreciation               $    (56,644,632)
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $66,310,301 and $84,366,537, respectively, for the period ended June 30, 2001.

IVY GLOBAL FUND
                                  SHARES
EQUITY SECURITIES - 96.4%
EUROPE - 32.4%
AUSTRIA - 0.5%
Telecom Austria AG (a)             8,000      $         49,101
                                              ----------------
BELGIUM - 0.7%
Delhaize Le Lion SA                1,100                65,046
                                              ----------------
FINLAND - 0.9%
Nokia Oyj                          3,900                88,384
                                              ----------------
FRANCE - 8.0%
Accor SA                           2,000                84,403
Alcatel SA ADR                     1,100                22,814
Alstom                             1,100                30,600
Aventis S.A.                         940                75,041
AXA                                2,800                79,764
Carrefour SA                         900                47,619
Credit Lyonnais SA                 1,600                57,729
LVMH                                 700                35,260
Schneider SA                         600                33,168
Scor SA                            1,000                44,445
Societe Generale                     800                47,374
Societe Television Francaise
  1                                  700                20,421
STMicroelectronics NV                754                25,636
Suez SA                            2,770                89,110
Thomson Multimedia (a)             1,200                38,604
TotalFinaElf - B Shares              400                56,009
                                              ----------------
                                                       787,997
                                              ----------------
GERMANY - 4.6%
Adidas-Salomon AG                  1,000                60,614
Allianz AG                           300                88,052
Bayer AG                           1,700                66,202
Deutsche Bank AG                     900                64,305
Deutsche Lufthansa AG              1,700                27,056
Fresenius AG                         600                56,636

NAME OF SECURITY                  SHARES                 VALUE
SAP AG                               400      $         55,162
Siemens AG                           600                36,318
                                              ----------------
                                                       454,345
                                              ----------------
ITALY - 1.2%
Assicurazioni Generali S.p.A       2,400                72,127
Enel S.p.A                        15,000                45,842
                                              ----------------
                                                       117,969
                                              ----------------
NETHERLANDS - 3.7%
AKZO Nobel N.V.                    1,763                74,625
ING Groep NV                       1,322                86,399
Koninklijke (Royal) Philips
  Electronicas N.V.                2,034                53,913
Royal Dutch Petroleum
  Company                          1,400                80,570
Royal Dutch Petroleum
  Company Ny R                     1,110                64,680
                                              ----------------
                                                       360,187
                                              ----------------
NORWAY - 0.3%
Norsk Hydro A.S. Sponsored
  ADR                                600                25,620
                                              ----------------
SPAIN - 1.6%
Altadis SA (a)                     5,700                80,295
Amadeus Global Travel
  Distribution SA                  8,500                51,450
Telefonica S.A. Sponsored
  ADR (a)                            700                26,068
                                              ----------------
                                                       157,813
                                              ----------------
SWEDEN - 0.6%
Swedish Match AB                  13,400                62,784
                                              ----------------
SWITZERLAND - 1.6%
Holcim Ltd                           280                57,017
UBS AG - Registered                  400                57,307
Zurich Financial Services AG         117                39,904
                                              ----------------
                                                       154,228
                                              ----------------
UNITED KINGDOM - 8.7%
BAE Systems plc                   14,787                70,760
Bank Of Scotland                   6,300                71,370
BP Amoco plc Sponsored ADR         1,115                55,583
British Telecommunications
  plc                                145                   911
Corus Group plc                   62,700                53,130
Diageo plc                         8,136                89,138
Glaxosmithkline plc                4,046               113,408
Lloyds TSB Group plc               5,602                55,899
Reuters Group plc                  4,700                60,945
Rio Tinto plc Sponsored ADR        1,089                79,116
Royal Bank Of Scotland Group
  plc (a)                          2,037                 2,536
Unilever plc                      11,900               100,250
Vodafone AirTouch plc             48,479               107,045
                                              ----------------
                                                       860,091
                                              ----------------
FAR EAST - 14.1%
AUSTRALIA - 2.0%
BHP Billiton Limited (a)           6,284                34,006
BHP Limited                        5,900                31,148
Cable & Wireless Optus
  Limited (a)                     25,700                48,447
Commonwealth Bank of
  Australia                        4,680                81,207
                                              ----------------
                                                       194,808
                                              ----------------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          39

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
HONG KONG - 2.5%
China Telecom (Hong Kong)
  Limited (a)                     14,000      $         73,952
HSBC Holdings plc                  4,800                56,772
Hutchison Whampoa Limited          7,000                70,677
Sun Hung Kai Properties Ltd.       5,000                45,034
                                              ----------------
                                                       246,435
                                              ----------------
JAPAN - 9.1%
Asahi Glass Company Limited        6,000                49,841
Bellsystem24, Inc.                   130                43,050
East Japan Railway Company             7                40,412
Ito-Yokado Co., Ltd                1,000                46,105
Lawson, Inc                        1,000                36,884
Matsushita Electric
  Industrial Co.                   2,000                31,303
Mitsubishi Estate Company,
  Limited                          5,000                45,985
Mitsubishi Tokyo Financial
  Group, Inc.                          4                33,356
Mizuho Holdings, Inc.                  8                37,205
Murata Manufacturing
  Company, Ltd.                      500                33,236
NEC Corporation                    3,000                40,532
Nintendo Co., Ltd.                   400                72,806
Nomura Securities Co., Ltd.
  (The)                            4,000                76,653
NTT DoCoMo, Inc.                       2                34,799
Sekisui House, Ltd                 6,000                50,948
Sharp Corporation                  3,000                40,893
SMC Corporation                      400                42,817
Sony Corporation                     800                52,600
Sumitomo Electric
  Industries, Ltd.                 5,000                56,689
Yamanouchi Pharmaceutical
  Co., Ltd.                        1,000                28,064
                                              ----------------
                                                       894,178
                                              ----------------
TAIWAN - 0.5%
Taiwan Semiconductor
  Manufacturing Company (a)       28,000                52,049
                                              ----------------
LATIN AMERICA - 0.7%
BRAZIL - 0.2%
Petroleo Brasileiro S.A.
  (Petrobras)                        779                18,211
                                              ----------------
MEXICO - 0.5%
Telefonos de Mexico S.A.
  ADR - Class L                    1,400                49,126
                                              ----------------
NORTH AMERICA - 49.2%
UNITED STATES - 49.2%
Alcoa Inc.                         1,035                40,779
Alltel Corporation                   935                57,278
Altera Corporation (a)(d)            860                24,940
American Express Company           1,450                56,260
American International Group
  Inc                              1,355               116,530
Analog Devices Inc (a)               910                39,358
Anheuser-Busch Companies,
  Inc.                             1,310                53,972
AOL Time Warner Inc. (a)           2,320               122,960
Applied Materials Inc.
  (a)(d)                             790                38,789
Bank Of America Corporation        1,355                81,341
Bank of New York Company,
  Inc. (The)                       1,155                55,440
Bank One Corporation               1,040                37,232
BellSouth Corporation              1,410                56,781
Bristol-Myers Squibb Company       1,625                84,987
Calpine Corporation (a)              385                14,553

NAME OF SECURITY                  SHARES                 VALUE
Cardinal Health, Inc.                545      $         37,605
Carnival Corp Cl A                   960                29,472
Caterpillar Inc.                     650                32,533
Chevron Corporation                  325                29,413
Cisco Systems, Inc. (a)(d)         3,545                64,519
Citigroup Inc.                     2,775               146,625
Colgate-Palmolive Company            685                40,408
Comcast Corporation (a)(d)           770                33,418
Costco Wholesale Corporation
  (a)(d)                             920                37,794
Dell Computer Corporation
  (a)(d)                           1,760                46,024
Dow Chemical Company                 840                27,930
Duke Energy Corporation              845                32,963
E.I. du Pont de Nemours and
  Company                            690                33,286
El Paso Corporation                  780                40,981
Electronic Data Systems
  Corporation                        650                40,625
Eli Lilly and Company                840                62,160
EMC Corporation (a)                1,200                34,860
Emerson Electric Co.                 370                22,385
Enron Corp                           605                29,645
Exxon Mobil Corporation            1,775               155,046
Fannie Mae                           470                40,021
FedEx Corp. (a)                    1,080                43,416
Ford Motor Company                 1,150                28,232
Freddie Mac                          315                22,050
General Electric Company           4,695               228,881
General Motors Corporation           505                32,497
Gillette Company                   1,145                33,194
Heinz (H.J.) Company               1,005                41,094
Hewlett-Packard Company            1,260                36,036
Home Depot, Inc.                   1,230                57,257
Honeywell International Inc.         620                21,694
Intel Corporation (d)              3,280                95,940
International Business
  Machines Corp.                     835                94,355
International Paper Company          700                24,990
J.P. Morgan Chase And Co.          1,860                82,956
Johnson & Johnson                  1,760                88,000
Kimberly-Clark Corporation           975                54,503
KLA-Tencor Corporation
  (a)(d)                             395                23,096
Lowe's Companies, Inc.               195                14,147
Medtronic, Inc.                      950                43,710
Mellon Financial Corporation       1,100                50,600
Merck & Co, Inc.                   1,475                94,267
Merrill Lynch & Co., Inc.            885                52,436
Microsoft Corporation (a)(d)       2,445               178,485
Minnesota Mining &
  Manufacturing Company (3M)         200                22,820
Morgan Stanley Dean Witter &
  Co.                              1,100                70,653
Nasdaq - 100 Shares (a)(d)         2,500               114,850
Nike, Inc.                           300                12,597
Novellus Systems, Inc.
  (a)(d)                             375                21,296
Nucor Corporation                    150                 7,334
Oracle Corp (a)(d)                 2,880                54,720
PepsiCo, Inc.                      1,290                57,018
Pfizer Inc.                        3,115               124,756
Philip Morris Companies Inc.         330                16,748
SBC Communications Inc.            2,020                80,921
Schering-Plough Corporation          875                31,710

 40         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
State Street Corporation             730      $         36,128
Sun Microsystems, Inc.
  (a)(d)                           1,600                25,152
Target Corporation                 1,080                37,368
Texaco Inc.                          790                52,614
Texas Instruments Inc.             1,420                44,730
The Boeing Company                   605                33,638
The Coca-Cola Company              1,265                56,925
The Procter & Gamble Company         715                45,617
Tyco International Ltd.            1,140                62,130
United Technologies
  Corporation                        615                45,055
UnitedHealth Group
  Incorporation                      310                19,143
Verizon Communications             1,765                94,428
Viacom Inc. Cl B (a)               1,045                54,079
Wal-Mart Stores, Inc.              2,160               105,408
Walt Disney Company                1,515                43,768
Washington Mutual Inc              1,082                40,629
Wells Fargo & Company              1,150                53,395
Xilinx, Inc. (a)(d)                  670                27,631
                                              ----------------
                                                     4,834,010
                                              ----------------
TOTAL INVESTMENTS - 96.4%
  (Cost - $9,927,994) (c)                     $      9,472,382
OTHER ASSETS, LESS LIABILITIES - 3.6%                  346,225
                                              ----------------
NET ASSETS - 100%                             $      9,818,607
                                              ================
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $        810,958
  Gross unrealized depreciation                     (1,266,570)
                                              ----------------
    Net unrealized depreciation               $       (455,612)
                                              ================
Purchases and sales proceeds of securities other than short-term obligations aggregated $4,413,538 and $6,376,534, respectively, for the period ended June 30, 2001.

IVY GLOBAL NATURAL RESOURCES FUND
EQUITY SECURITIES - 100.2%
ENERGY INTEGRATED AND
  REFINING - 3.8%
Hurricane Hydrocarbons
  Ltd. - Class A (a)              65,000      $        546,107
Valero Energy Corporation          2,500                91,950
                                              ----------------
                                                       638,057
                                              ----------------
OIL PRODUCERS - 5.0%
Canadian Natural Resources
  Ltd.                             8,000               236,432
Petroleo Brasileiro S.A.          12,000               312,000
Talisman Energy Inc.               8,000               304,436
                                              ----------------
                                                       852,868
                                              ----------------
GAS PRODUCERS - 2.2%
Ketch Energy, Ltd (a)             17,000                70,014
Penn West Petroleum Ltd. (a)       8,000               205,593
Rio Alto Exploration Ltd.
  (a)                              6,000               103,785
                                              ----------------
                                                       379,392
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
ENERGY SERVICES - DRILLERS - 22.2%
ENSCO International
  Incorporated                    33,000      $        772,200
Ensign Resource Service
  Group, Inc.                     36,000               357,020
Global Marine Inc.                25,000               465,750
Noble Drilling Corporation
  (a)                              5,000               163,750
Pride International, Inc.
  (a)                             45,000               855,000
Rowan Companies, Inc.             37,400               826,540
Santa Fe International
  Corporation                     11,100               321,900
                                              ----------------
                                                     3,762,160
                                              ----------------
ENERGY SERVICES -
  SERVICES/EQUIPMENT - 4.5%
Maverick Tube Corporation
  (a)                             24,900               422,055
NQL Drilling Tools Inc. (a)       35,000               219,102
Trican Well Service Ltd. (a)      10,600               130,967
                                              ----------------
                                                       772,124
                                              ----------------
INDUSTRIAL PRODUCTS - 7.6%
Cemex S.A. De C.V.                20,000               530,000
Pohang Iron & Steel Company
  Ltd. Sponsored ADR              15,000               295,800
Slater Steel, Inc.                40,000               465,220
                                              ----------------
                                                     1,291,020
                                              ----------------
PAPER AND FOREST - 18.8%
Aracruz Celulose S.A.             35,000               654,500
Cascades Inc.                     50,000               276,760
Norske Skogindustrier Asa         20,000               303,143
Pacifica Papers Inc. (a)          35,000               319,427
Sappi Limited                     35,000               307,835
Sino-Forest Corp. - Class A
  (a)                            600,000               494,214
Stora Enso Oyj (a)                15,000               160,001
Votorantim Celulose e Papel
  S.A.                            45,000               679,500
                                              ----------------
                                                     3,195,380
                                              ----------------
BASE METALS - 12.0%
Cominco Ltd.                       7,000               129,155
Companhia Vale Do Rio Doce        12,000               278,400
Freeport-McMoRan Copper &
  Gold, Inc.                      20,000               221,000
Inco Limited                      20,000               345,291
M.I.M Holdings Limited           300,000               182,920
Outokumpu Oyj                     21,200               171,396
Pechiney SA - Class A              7,800               396,194
WMC Limited (a)                   15,000                73,016
Union Miniere SA                   6,000               238,224
                                              ----------------
                                                     2,035,596
                                              ----------------
PLATINUM GROUP METALS - 2.4%
Anglo American Platinum            4,100               182,592
Impala Platinum Holdings
  Limited                          2,300               115,098
Northam Platinum Limited          56,000               105,940
                                              ----------------
                                                       403,630
                                              ----------------
SENIOR PRECIOUS METALS - 9.7%
Barrick Gold Corporation          12,500               190,273
Cia de Minas Buenaventura
  S.A. Sponsored ADR              20,000               368,800
Gold Fields Limited               50,001               224,848

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          41

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
Harmony Gold Mining Company
  Limited                         33,400      $        194,322
Lihir Gold Limited (a)           400,000               184,953
Newmont Mining Corp               12,000               223,320
Normandy Mining Limited          300,000               189,018
Placer Dome Incorporated           7,000                68,268
                                              ----------------
                                                     1,643,802
                                              ----------------
JUNIOR PRECIOUS METALS - 12.0%
Aber Diamond Corporation (a)      40,000               448,088
First Quantum Minerals Ltd.       96,000               243,549
Gabriel Resources Ltd. (a)       194,700               481,118
Geomaque Explorations Ltd.
  (a)                            422,000                93,156
IAMGOLD Corporation (a)          125,000               253,285
Orvana Minerals Corporation
  (a)                            850,000                89,618
Randgold & Exploration
  Company Ltd. (a)(d)             19,000                68,780
Repadre Capital Corporation
  (a)                            184,100               363,939
                                              ----------------
                                                     2,041,533
                                              ----------------
TOTAL INVESTMENTS - 100.2%
  (Cost - $17,096,611) (c)                    $     17,015,562
OTHER ASSETS, LESS LIABILITIES - (0.2)%                (32,719)
                                              ----------------
NET ASSETS - 100%                             $     16,982,843
                                              ================
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,958,351
  Gross unrealized depreciation                     (2,039,400)
                                              ----------------
    Net unrealized depreciation               $        (81,049)
                                              ================
Purchases and sales of securities other than short-term
obligations aggregated $15,345,233 and $9,096,649, respectively, for the period ended June 30, 2001.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND
EQUITY SECURITIES - 86.5%
CONSUMER DISCRETIONARY - 4.9%
INTERNET & CATALOG
  RETAIL - 1.5%
eBay Inc. (a)(d)                   9,300      $        636,957
                                              ----------------
MEDIA - 3.4%
AOL Time Warner Inc. (a)          16,500               874,500
Gemstar-TV Guide
  International, Inc. (a)(d)      13,700               583,620
                                              ----------------
                                                     1,458,120
                                              ----------------
ENERGY - 2.2%
ENERGY EQUIPMENT &
  SERVICES - 2.2%
Core Laboratories NV (a)          25,300               474,375
Schlumberger Limited Com           9,300               489,645
                                              ----------------
                                                       964,020
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
HEALTH CARE - 2.4%
BIOTECHNOLOGY - 2.4%
Enzon, Inc. (a)(d)                 7,355      $        459,688
ICOS Corporation (a)(d)            3,300               211,200
MedImmune, Inc. (a)(d)             3,200               151,040
PRAECIS Pharmaceuticals
  Incorporated. (a)(d)            12,000               197,280
                                              ----------------
                                                     1,019,208
                                              ----------------
INDUSTRIALS - 12.5%
COMMERCIAL SERVICES &
  SUPPLIES - 12.0%
Amdocs Ltd (a)                    16,400               883,140
Concord EFS, Inc (a)(d)           16,050               834,761
FactSet Research Systems
  Inc.                            19,500               696,150
Forrester Research, Inc.
  (a)(d)                          19,000               429,210
Paychex, Inc. (d)                  6,600               264,000
SmartForce Public Limited
  Company Sponsored ADR
  (a)(d)                          22,800               803,244
TMP Worldwide Inc. (a)(d)         21,300             1,259,043
                                              ----------------
                                                     5,169,548
                                              ----------------
ELECTRICAL EQUIPMENT - 0.5%
Power-One, Inc. (a)(d)            12,900               214,656
                                              ----------------
INFORMATION TECHNOLOGY - 61.9%
COMMUNICATIONS
  EQUIPMENT - 15.4%
Brocade Communications
  Systems, Inc. (a)(d)            15,600               686,244
CIENA Corporation (a)(d)          11,600               440,800
Cisco Systems, Inc. (a)(d)        44,000               800,800
Comverse Technology, Inc.
  (a)(d)                          15,000               864,300
Emulex Corporation (a)(d)         10,800               436,320
Extreme Networks, Inc.
  (a)(d)                           8,100               238,950
Juniper Networks, Inc.
  (a)(d)                          17,000               528,700
McData Corporation (a)(d)          9,285               162,952
ONI Systems Corp. (a)(d)          15,200               424,080
SonicWall, Inc. (a)(d)            43,000             1,084,030
Sonus Networks, Inc. (a)(d)       27,900               651,744
UTStarcom, Inc. (a)(d)            14,300               333,190
                                              ----------------
                                                     6,652,110
                                              ----------------
COMPUTERS &
  PERIPHERALS - 1.6%
Network Appliance, Inc.
  (a)(d)                          21,600               295,920
Storagenetworks Inc (a)(d)        23,400               397,566
                                              ----------------
                                                       693,486
                                              ----------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 7.2%
Flextronics International
  Ltd. (a)(d)                     47,300             1,235,003
Jabil Circuit, Inc. (a)           21,500               663,490
Newport Corporation (d)           11,700               310,050
Sanmina Corporation (a)(d)        24,000               561,840
Veeco Instruments Inc.
  (a)(d)                           8,400               333,900
                                              ----------------
                                                     3,104,283
                                              ----------------
IT CONSULTING &
  SERVICES - 1.1%
PEC Solutions, Inc. (a)(d)        21,700               479,570
                                              ----------------

 42         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
SEMICONDUCTOR EQUIPMENT & PRODUCTS -
13.4%
Applied Materials Inc.
  (a)(d)                          17,009      $        835,142
Applied Micro Circuits
  Corporation (a)(d)              13,300               228,760
ASM Lithography Holding N.V.
  (a)(d)                          13,500               300,375
Chartered Semiconductor
  Manufacturing Limited
  (a)(d)                           7,400               186,850
Genesis Microchip Inc.
  (a)(d)                          10,100               365,115
Integrated Device
  Technology, Inc. (a)(d)          6,800               215,492
Intersil Holding Corporation
  (a)(d)                          15,700               571,480
Linear Technology
  Corporation (d)                 11,800               521,796
Luminent, Inc. (a)(d)             41,400               173,880
Micrel, Inc. (a)(d)               13,600               448,800
NVIDIA Corporation (a)(d)          5,800               537,950
Pixelworks, Inc. (a)(d)            7,100               253,754
Texas Instruments Inc.            22,000               693,000
Transmeta Corporation (a)(d)      40,800               227,664
Xilinx, Inc. (a)(d)                5,400               222,696
                                              ----------------
                                                     5,782,754
                                              ----------------
SOFTWARE - 23.2%
Actuate Corporation (a)(d)        20,600               196,730
BEA Systems, Inc. (a)(d)          27,000               829,170
Check Point Software
  Technologies Ltd. (a)(d)        12,600               637,182
India Media, Internet and
  Communications Fund (a)(d)     150,000               249,750
Interwoven, Inc. (a)(d)           20,700               349,830
Intranet Solutions, Inc.
  (a)(d)                          13,200               502,260
MatrixOne, Inc. (a)(d)            15,500               359,445
Mercury Interactive
  Corporation (a)(d)               9,100               545,090
Micromuse Inc. (a)(d)             25,200               705,348
Netegrity, Inc (a)(d)             16,000               480,000
NetIQ Corporation (a)(d)          16,827               526,517
Openwave Systems, Inc.
  (a)(d)                          19,100               662,770
Peregrine Systems, Inc.
  (a)(d)                          26,100               756,900
Quest Software, Inc. (a)(d)       29,900             1,128,725
VeriSign, Inc. (a)(d)             12,817               769,148
Veritas Software Corp.
  (a)(d)                          16,000             1,064,480
webMethods, Inc. (a)(d)           11,932               252,720
                                              ----------------
                                                    10,016,065
                                              ----------------
TELECOMMUNICATION
  SERVICES - 2.6%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.6%
American Tower Corporation        21,800               450,606
McLeodUSA Incorporated
  (a)(d)                          28,223               129,544
SBA Communications Corp.
  (a)(d)                          13,700               339,075
Time Warner Telecom Inc.
  (a)(d)                           5,700               191,064
                                              ----------------
                                                     1,110,289
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
TOTAL INVESTMENTS - 86.5%
  (Cost - $38,396,956) (c)                    $     37,301,066
OTHER ASSETS, LESS LIABILITIES - 13.5%               5,894,989
                                              ----------------
NET ASSETS - 100%                             $     43,196,055
                                              ================
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      9,025,416
  Gross unrealized depreciation                    (10,121,306)
                                              ----------------
    Net unrealized depreciation               $     (1,095,890)
                                              ================
Purchases and sales of securities other than short-term
obligations aggregated $16,317,566 and $21,793,879, respectively, for the period ended June 30, 2001.

IVY INTERNATIONAL FUND
EQUITY SECURITIES - 97.2%
EUROPE - 66.8%
AUSTRIA - 1.0%
Telecom Austria AG (a)         1,121,800      $      6,885,180
                                              ----------------
BELGIUM - 1.4%
Delhaize Le Lion SA              156,100             9,230,626
                                              ----------------
FINLAND - 1.9%
Nokia Oyj                        564,667            12,796,837
                                              ----------------
FRANCE - 16.3%
Accor SA                         282,959            11,941,270
Alcatel SA                       169,074             3,535,376
Alstom                           147,000             4,089,279
Aventis S.A.                     135,839            10,844,213
Axa                              409,252            11,658,367
Carrefour SA                     139,002             7,354,665
Credit Lyonnais SA               231,039             8,336,055
LVMH                              98,830             4,978,146
Schneider SA                      78,706             4,350,938
Scor SA                          162,634             7,228,239
Societe Generale                 118,700             7,029,109
Societe Television Francaise
  1                              109,437             3,192,577
STMicroelectronics NV            115,915             3,941,110
Suez SA                          403,470            12,979,462
TotalFinaElf - B Shares           63,467             8,886,798
                                              ----------------
                                                   110,345,604
                                              ----------------
GERMANY - 8.7%
Adidas-Salomon AG                137,000             8,304,155
Allianz AG                        41,282            12,116,479
Bayer AG                         241,100             9,388,947
Deutsche Bank AG                 130,700             9,338,559
Deutsche Lufthansa AG            245,094             3,900,788
SAP AG                            49,100             6,771,181
Siemens AG                        85,862             5,197,193
Volkswagen AG Pfd                119,700             3,648,031
                                              ----------------
                                                    58,665,333
                                              ----------------
ITALY - 2.5%
Assicurazioni Generali S.P.A     338,791            10,181,742
Enel S.p.A.                    2,246,000             6,864,024
                                              ----------------
                                                    17,045,766
                                              ----------------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          43

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
NETHERLANDS - 6.2%
AKZO Nobel NV                    249,323      $     10,553,444
ING Groep NV (a)                 191,500            12,515,492
Koninklijke (Royal) Philips
  Electronicas NV                297,023             7,872,905
Royal Dutch Petroleum
  Company                        196,336            11,299,076
                                              ----------------
                                                    42,240,917
                                              ----------------
NORWAY - 0.6%
Norsk Hydro A.S. Sponsored
  ADR                             94,000             4,013,800
                                              ----------------
SPAIN - 3.4%
Altadis SA                       840,500            11,840,033
Amadeus Global Travel
  Distribution SA              1,232,000             7,457,248
Telefonica S.A. Sponsored
  ADR                             96,100             3,578,764
                                              ----------------
                                                    22,876,045
                                              ----------------
SWEDEN - 1.3%
Swedish Match AB               1,930,936             9,047,088
                                              ----------------
SWITZERLAND - 5.0%
Cie Financiere Michelin           35,761            11,738,943
Holcim Ltd                        41,415             8,433,466
UBS AG - Registered               50,871             7,288,109
Zurich Financial Services AG      17,984             6,133,581
                                              ----------------
                                                    33,594,099
                                              ----------------
UNITED KINGDOM - 18.5%
BAE Systems plc                2,209,169            10,571,559
Bank Of Scotland                 906,249            10,266,562
BP Amoco plc                   1,248,065            10,259,676
Corus Group plc                9,019,013             7,642,369
Diageo plc                     1,195,573            13,098,619
Glaxosmithkline plc              583,262            16,348,689
Lloyds TSB Group plc             830,106             8,283,195
Reuters Group plc                687,000             8,908,398
Rio Tinto plc                    630,380            11,170,816
Unilever plc                   1,600,000            13,479,033
Vodafone AirTouch plc          7,053,578            15,574,750
                                              ----------------
                                                   125,603,666
                                              ----------------
FAR EAST - 28.9%
AUSTRALIA - 4.0%
BHP Billiton Limited (a)         921,124             4,984,564
BHP Limited                      864,824             4,565,651
Cable & Wireless Optus
  Limited (a)                  4,088,225             7,706,695
Commonwealth Bank of
  Australia                      558,142             9,684,894
                                              ----------------
                                                    26,941,804
                                              ----------------
HONG KONG - 5.1%
China Telecom (Hong Kong)
  Limited                      1,827,059             9,651,077
HSBC Holdings plc                714,109             8,446,113
Hutchison Whampoa Limited        910,000             9,187,936
Sun Hung Kai Properties Ltd.     810,000             7,295,538
                                              ----------------
                                                    34,580,664
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
JAPAN - 18.7%
Asahi Glass Company Limited      847,000      $      7,035,945
Bellsystem24, Inc.                19,300             6,391,262
East Japan Railway Company           984             5,680,766
Ito-Yokado Co., Ltd              142,000             6,546,897
Lawson, Inc                      159,600             5,886,674
Matsushita Electric
  Industrial Co.                 276,000             4,319,845
Mitsubishi Estate Company,
  Limited                        710,000             6,529,818
Mitsubishi Tokyo Financial
  Group, Inc.                        613             5,111,791
Mizuho Holdings, Inc.              1,123             5,222,603
Murata Manufacturing
  Company, Ltd.                   58,300             3,875,274
NEC Corporation                  443,000             5,985,259
Nintendo Co., Ltd.                56,200            10,229,195
Nomura Securities Co., Ltd.
  (The)                          498,000             9,543,475
NTT DoCoMo, Inc.                     315             5,480,871
Sekisui House, Ltd               875,000             7,429,906
Sharp Corporation                461,000             6,283,898
SMC Corporation                   56,100             6,005,144
Sony Corporation                 116,000             7,626,954
Sumitomo Electric
  Industries, Ltd.               656,000             7,437,595
Yamanouchi Pharmaceutical
  Co., Ltd.                      143,000             4,013,131
                                              ----------------
                                                   126,636,303
                                              ----------------
TAIWAN - 1.1%
Taiwan Semiconductor
  Manufacturing Company (a)    4,023,600             7,479,501
                                              ----------------
LATIN AMERICA - 1.5%
BRAZIL - 0.4%
Petroleo Brasileiro S.A.
  (Petrobras)                    113,483             2,653,001
                                              ----------------
MEXICO - 1.1%
Telefonos de Mexico S.A.
  ADR - Class L                  215,000             7,544,350
                                              ----------------
TOTAL INVESTMENTS - 97.2%
  (Cost - $770,637,507) (c)                   $    658,180,584
OTHER ASSETS, LESS LIABILITIES - 2.8%               18,999,593
                                              ----------------
NET ASSETS - 100%                             $    677,180,177
                                              ================
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     51,064,577
  Gross unrealized depreciation                   (163,521,500)
                                              ----------------
    Net unrealized depreciation               $   (112,456,923)
                                              ================
Purchases and sales of securities other than short-term
obligations aggregated $158,438,341 and $327,150,457,
respectively, for the period ended June 30, 2001.

    Forward foreign currency contracts at June 30, 2001 were:

                                   CONTRACTS TO SELL
                                 ---------------------
                 EXPIRATION        LOCAL       VALUE      IN EXCHANGE     UNREALIZED
  CURRENCY          DATE         CURRENCY     IN U.S.$     FOR U.S.$     DEPRECIATION
--------------------------------------------------------------------------------------
Japanese Yen    July 3, 2001     6,467,041    $51,831       $51,854          $(23)
                                                                             ====

 44         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE

IVY INTERNATIONAL SMALL COMPANIES FUND
EQUITY SECURITIES - 92.1%
EUROPE - 66.5%
AUSTRIA - 1.4%
EMTS Technologie AG (a)            5,000      $        247,587
                                              ----------------
BELGIUM - 1.7%
Omega Pharma S.A. (a)              7,500               288,891
                                              ----------------
FINLAND - 0.7%
PMJ automec Oyj                  150,000               114,287
                                              ----------------
FRANCE - 7.3%
Cie Francaise d'Etudes et de
  Construction (Technip SA)        2,400               336,460
Dalet (a)                         36,710                99,137
Financiere Marc de
  Lacharriere SA (Fimalac)        10,000               355,559
Pinguely-Haulotte                 15,000               244,447
Transiciel SA                      6,180               231,297
                                              ----------------
                                                     1,266,900
                                              ----------------
GERMANY - 17.4%
Beru AG                            2,500                96,509
BKN International AG (a)          23,344               395,246
Brainpower NV (a)                 88,000                90,887
FJA AG                             5,000               289,949
GfK AG                            10,000               241,272
Rational AG                       10,410               403,625
Roesch Medizintechnik AG          15,000               126,350
Ruecker AG                        34,300               301,988
Senator Entertainment AG (a)      25,000               116,403
Tecis Holding AG                   1,600                53,842
Telegate AG (a)                    1,420                11,661
UMS United Medical Systems
  International AG (a)            30,000               596,830
Zapf Creaton AG                   12,920               317,192
                                              ----------------
                                                     3,041,754
                                              ----------------
IRELAND - 3.2%
Parthus Technologies plc (a)     270,000               206,953
Ryanair Holdings plc (a)          33,794               350,459
                                              ----------------
                                                       557,412
                                              ----------------
NETHERLANDS - 2.6%
Unit 4 Agresso NV (a)             35,800               453,092
                                              ----------------
NORWAY - 0.6%
Stepstone ASA (a)                285,653                61,197
Tandberg Television ASA (a)        5,059                43,624
                                              ----------------
                                                       104,821
                                              ----------------
SPAIN - 7.5%
Aldeasa, S.A.                     15,000               310,733
Baron de Ley, S.A. (a)            36,500               704,514
Enaco, S.A. (a)                    5,000                23,027
Mecalux S.A.                      42,090                24,942
Mecalux, S.A. (a)                 42,095               254,799
                                              ----------------
                                                     1,318,015
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
SWEDEN - 1.2%
Micronic Laser Systems AB
  (a)                              8,700      $        166,247
Semcon AB                          6,400                43,509
                                              ----------------
                                                       209,756
                                              ----------------
SWITZERLAND - 2.4%
Kaba Holdings AG                   1,800               355,524
Swisslog Holdings AG               1,500                67,182
                                              ----------------
                                                       422,706
                                              ----------------
UNITED KINGDOM - 20.5%
Arc International plc (a)        260,000               252,310
Ashtead Group plc                192,400               285,476
BTG plc                           26,000               422,345
Domnick Hunter Group plc          25,000               127,456
Euro Sales Finance plc            11,500                78,200
F.I. Group plc                    92,400               386,608
Fitness First plc (a)             70,000               575,925
Guardian IT plc                   27,200               237,177
Informa Group plc                 76,500               328,150
Parity Group plc                 178,000               143,946
PizzaExpress plc                  41,500               534,049
Trifast plc                      150,000               202,523
                                              ----------------
                                                     3,574,165
                                              ----------------
FAR EAST - 25.6%
AUSTRALIA - 5.3%
Cochlear Limited                   9,200               182,311
CSL Limited                        5,735               138,999
Beijing Datang Power
  Generation Company Limited     477,000               163,594
Dah Sing Financial Group          34,800               179,809
Giordano International
  Limited                         86,000                44,656
Mandarin Oriental
  International Limited           69,000                36,570
Yanzhou Coal Mining Company
  Limited                        372,000               171,700
                                              ----------------
                                                       917,639
                                              ----------------
JAPAN - 17.2%
Arrk Corporation                  10,800               493,603
C Two-Network Co., Ltd.            6,000               437,796
Cresco, Ltd.                      14,420               373,463
Fuji Seal, Inc.                   11,000               423,363
Hokuto Corporation                    20                   779
MKC-Stat Corporation              11,000               150,735
People Co., Ltd.                   8,600               410,294
Sotec Company Limited                 95               297,838
Tsuruha Co., Ltd.                 28,800               413,356
                                              ----------------
                                                     3,001,227
                                              ----------------
NEW ZEALAND - 1.0%
Fisher & Paykel Industries
  Limited                         37,000               175,453
                                              ----------------
SINGAPORE - 2.1%
DelGro Corporation Limited       113,000               179,862
Sembcorp Marine Limited          351,000               185,908
                                              ----------------
                                                       365,770
                                              ----------------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          45

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
TOTAL INVESTMENTS - 92.1%
  (Cost - $21,880,995) (c)                    $     16,059,475
OTHER ASSETS, LESS LIABILITIES - 7.9%                1,373,782
                                              ----------------
NET ASSETS - 100%                             $     17,433,257
                                              ================
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,167,945
  Gross unrealized depreciation                     (6,989,465)
                                              ----------------
    Net unrealized depreciation               $     (5,821,520)
                                              ================
Purchases and sales proceeds of securities other than
short-term obligations aggregated $12,108,624 and $9,873,465, respectively, for the period ended June 30, 2001.

IVY INTERNATIONAL VALUE FUND
EQUITY SECURITIES - 96.0%
EUROPE - 66.8%
AUSTRIA - 1.4%
Telecom Austria AG (a)           220,000      $      1,350,276
                                              ----------------
FINLAND - 2.1%
Metso Oyj                        149,882             1,662,198
Nokia Oyj Sponsored ADR           18,700               412,148
                                              ----------------
                                                     2,074,346
                                              ----------------
FRANCE - 14.0%
Alcatel SA                        15,100               315,744
Alstom                            35,000               973,638
BNP Paribas SA                    19,619             1,707,386
Cie Generale des
  Etablissements
  Michelin - Class B              40,000             1,265,450
Groupe Danone                      9,800             1,344,841
Pernod-Ricard                     26,500             1,857,540
Schneider SA                       9,709               536,722
Scor SA                           39,000             1,733,348
Societe Generale                  16,900             1,000,775
Suez SA                           48,320             1,554,434
TotalFinaElf - B Shares            9,021             1,263,142
                                              ----------------
                                                    13,553,020
                                              ----------------
GERMANY - 7.8%
Adidas-Salomon AG                 19,600             1,188,040
Bayer AG                          30,100             1,172,158
Deutsche Lufthansa AG             35,000               557,042
Merck KGaA                        46,555             1,635,597
RWE AG                            32,000             1,267,820
Siemens AG                        10,650               644,640
Volkswagen AG                     23,740             1,109,383
                                              ----------------
                                                     7,574,680
                                              ----------------
IRELAND - 1.7%
Bank of Ireland                  167,152             1,659,860
                                              ----------------
NETHERLANDS - 6.3%
AKZO Nobel N.V                    38,502             1,629,728
Fortis (NL) NV                    52,910             1,286,424
ING Groep NV                      27,100             1,771,122
Koninklijke (Royal) Philips
  Electronicas N.V                55,274             1,465,095
                                              ----------------
                                                     6,152,369
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
NORWAY - 1.2%
Norsk Hydro A.S. Sponsored
  ADR                             27,000      $      1,152,900
                                              ----------------
SPAIN - 5.4%
Altadis SA (a)                   132,900             1,872,148
Amadeus Global Travel
  Distribution SA                170,000             1,029,004
Endesa S.A. Sponsored ADR         64,900             1,030,612
Telefonica S.A. Sponsored
  ADR (a)                         35,576             1,324,850
                                              ----------------
                                                     5,256,614
                                              ----------------
SWEDEN - 1.4%
Electrolux AB                     59,585               823,842
Investor AB                       45,765               582,310
                                              ----------------
                                                     1,406,152
                                              ----------------
SWITZERLAND - 7.2%
Cie Financiere Richemont AG          280               716,611
Holcim Ltd                         4,635               943,839
Nestle SA                          6,680             1,419,735
Novartis AG                       27,800             1,006,142
UBS AG - Registered               11,400             1,633,238
Zurich Financial Services AG       3,656             1,246,907
                                              ----------------
                                                     6,966,472
                                              ----------------
UNITED KINGDOM - 18.3%
Barclays Bank                     44,867             1,374,348
Bass plc                         122,000             1,272,281
Billiton plc                     247,039             1,220,376
British Airways plc              346,842             1,673,161
Cable & Wireless plc              76,507               447,617
Cadbury Schweppes plc            165,270             1,113,375
Diageo plc                        93,404             1,023,328
Hanson plc Sponsored ADR          22,900               853,025
Pilkington plc                   702,686               988,265
PowerGen plc                     136,881             1,384,153
Rio Tinto plc                     36,912               654,109
Rolls-Royce plc                  197,000               646,249
Royal & Sun Alliance
  Insurance Group plc            175,000             1,316,136
Shell Transport & Trading
  Co. plc                        152,539             1,261,450
Unilever plc                     129,000             1,086,747
Vodafone AirTouch plc            633,194             1,398,133
                                              ----------------
                                                    17,712,753
                                              ----------------
FAR EAST - 27.2%
AUSTRALIA - 4.3%
Australia & New Zealand
  Banking Group                  201,700             1,732,427
BHP Billiton Limited (a)         115,244               623,630
BHP Limited                      108,200               571,218
Westpac Banking Corp. Ltd.       167,298             1,229,018
                                              ----------------
                                                     4,156,293
                                              ----------------
HONG KONG - 3.2%
Cheung Kong Holdings Ltd.        146,000             1,591,101
Hang Seng Bank                    92,000               943,635
Sun Hung Kai Properties Ltd.      66,000               594,451
                                              ----------------
                                                     3,129,187
                                              ----------------
JAPAN - 17.3%
Canon Inc                         13,000               525,355
Fuji Photo Film Co., Ltd.         46,000             1,984,355
Ito-Yokado Co., Ltd               29,800             1,373,926
Matsushita Electric
  Industrial Co.                  89,000             1,392,994

 46         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
Mitsubishi Estate Company,
  Limited                        102,000      $        938,086
Mitsubishi Tokyo Financial
  Group, Inc.                        115               958,982
Mizuho Holdings, Inc.                300             1,395,174
Nintendo Co., Ltd.                 9,300             1,692,732
Nomura Securities Co., Ltd.
  (The)                           64,000             1,226,471
Sankyo Company, Limited           76,000             1,371,120
Sharp Corporation                113,000             1,540,305
Sony Corporation                  21,000             1,380,742
Sumitomo Electric
  Industries, Ltd.                91,000             1,031,740
                                              ----------------
                                                    16,811,982
                                              ----------------
NEW ZEALAND - 0.4%
Tourism Holdings Limited         661,168               385,263
                                              ----------------
SOUTH KOREA - 0.7%
Samsung Electronics                4,500               664,383
                                              ----------------
TAIWAN - 1.3%
United Microelectronics
  Corporation                    923,000             1,225,168
                                              ----------------
LATIN AMERICA - 2.0%
BRAZIL - 1.0%
Petroleo Brasileiro S.A.
  (Petrobras)                     40,000               935,118
                                              ----------------
MEXICO - 1.0%
Panamerican Beverages Inc.        50,700             1,029,210
                                              ----------------
TOTAL INVESTMENTS - 96.0%
  (Cost - $90,530,296) (c)                    $     93,196,046
OTHER ASSETS, LESS LIABILITIES - 4.0%                3,847,135
                                              ----------------
NET ASSETS - 100%                             $     97,043,181
                                              ================
Other Information:
At June 30, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     14,034,553
  Gross unrealized depreciation                    (11,368,803)
                                              ----------------
    Net unrealized appreciation               $      2,665,750
                                              ================
Purchases and sales proceeds of securities other than
short-term obligations aggregated $16,836,731 and $30,094,111, respectively, for the period ended June 30, 2001.

IVY PACIFIC OPPORTUNITIES FUND
EQUITY SECURITIES - 94.3%
AUSTRALIA - 11.3%
BHP Billiton Limited (a)          24,497      $        132,565
BHP Limited                       23,000               121,424
Commonwealth Bank of
  Australia                       17,000               294,984
National Australia Bank
  Limited                         15,700               279,622
WMC Limited                       54,300               264,317
Woolworths Limited                70,000               391,246
                                              ----------------
                                                     1,484,158
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
CHINA - 3.0%
China Unicom Limited (a)         224,000      $        390,583
                                              ----------------
HONG KONG - 39.7%
Amoy Properties Limited          928,500             1,065,445
Cheung Kong Holdings Ltd.         36,000               392,326
China Telecom (Hong Kong)
  Limited (a)                    120,200               634,933
Dah Sing Financial Group         114,000               589,028
Hang Seng Bank                    43,000               441,047
Henderson Land Development
  Company Limited                125,000               554,513
Hutchison Whampoa Limited         39,000               393,769
Sun Hung Kai Properties Ltd.      67,000               603,458
Wharf Holdings Ltd.              135,810               283,821
Wing Hang Bank Limited            68,500               261,278
                                              ----------------
                                                     5,219,618
                                              ----------------
INDIA - 3.7%
Infosys Technologies Limited       6,000               479,781
                                              ----------------
SINGAPORE - 3.3%
Capitaland Limited (a)           312,000               428,113
                                              ----------------
SOUTH KOREA - 9.8%
Hyundai Motor Co., Ltd.           13,000               282,901
Pohang Iron & Steel Company
  Ltd.                             3,300               263,908
Samsung Electronics                3,600               531,507
SK Telecom Co., Ltd.               1,378               202,919
                                              ----------------
                                                     1,281,235
                                              ----------------
TAIWAN - 22.1%
Asustek Computer                  68,150               288,010
Hon Hai Precision Industry
  Co., Ltd.                      106,600               560,420
Pro Mos Technologies Inc.
  (a)                             41,040                31,231
Taiwan Semiconductor
  Manufacturing Company (a)      421,490               783,510
United Microelectronics
  Corporation (a)                551,000               731,384
Windbond Electronics
  Corporation                    610,645               512,584
                                              ----------------
                                                     2,907,139
                                              ----------------
THAILAND - 1.4%
Advanced Info Service Public
  Company Limited                 17,200               183,098
                                              ----------------
TOTAL INVESTMENTS - 94.3%
  (Cost - $12,936,349) (c)                    $     12,373,725
OTHER ASSETS, LESS LIABILITIES - 5.7%                  745,877
                                              ----------------
NET ASSETS - 100%                             $     13,119,602
                                              ================

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          47

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,152,943
  Gross unrealized depreciation                     (1,715,567)
                                              ----------------
    Net unrealized depreciation               $       (562,624)
                                              ================
Purchases and sales proceeds of securities other than
short-term obligations aggregated $6,049,141 and $10,097,645, respectively, for the period ended June 30, 2001.

IVY GROWTH FUND
EQUITY SECURITIES - 95.4%
CONSUMER DISCRETIONARY - 10.2%
DISTRIBUTORS - 0.4%
Costco Wholesale Corporation
  (d)                             21,870      $        898,420
                                              ----------------
HOTELS, RESTAURANTS &
  LEISURE - 1.4%
Carnival Corp Cl A                 8,850               271,695
P.F. Chang's China Bistro,
  Inc. (a)(d)                     37,100             1,406,090
Six Flags, Inc                    54,500             1,146,680
The Cheesecake Factory
  Incorporated (a)(d)             14,700               416,010
                                              ----------------
                                                     3,240,475
                                              ----------------
INTERNET & CATALOG
  RETAIL - 0.5%
eBay Inc. (a)(d)                   7,100               486,279
HomeStore.com, Inc. (a)(d)        18,600               650,256
                                              ----------------
                                                     1,136,535
                                              ----------------
MEDIA - 4.1%
AOL Time Warner Inc.              70,000             3,710,000
Comcast Corporation               27,070             1,174,838
Crown Media Holdings, Inc.
  (a)(d)                          41,800               775,390
Gemstar-TV Guide
  International, Inc. (a)(d)      32,300             1,421,200
Viacom Inc. Cl B                  23,855             1,234,496
Walt Disney Company               38,230             1,104,465
                                              ----------------
                                                     9,420,389
                                              ----------------
MULTILINE RETAIL - 1.6%
Target Corporation                26,950               932,470
Wal-Mart Stores, Inc.             57,805             2,820,884
                                              ----------------
                                                     3,753,354
                                              ----------------
SPECIALTY RETAIL - 2.1%
Copart, Inc. (a)(d)               25,500               745,875
Galyan's Trading Company
  (a)(d)                          25,100               512,040
Guitar Center Inc. (a)(d)         37,300               788,149
Home Depot, Inc.                  31,685             1,474,937
Lowe's Companies, Inc.             6,055               439,290
Tweeter Home Entertainment
  Group, Inc. (a)(d)              21,100               744,830
                                              ----------------
                                                     4,705,121
                                              ----------------
TEXTILES & APPAREL - 0.1%
Nike, Inc.                         7,500               314,925
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
CONSUMER STAPLES - 2.6%
BEVERAGES - 1.4%
Anheuser-Busch Companies,
  Inc.                            25,000      $      1,030,000
PepsiCo, Inc.                     20,000               884,000
The Coca-Cola Company             27,500             1,237,500
                                              ----------------
                                                     3,151,500
                                              ----------------
HOUSEHOLD PRODUCTS - 1.2%
Colgate-Palmolive Company         17,855             1,053,266
Kimberly-Clark Corporation        15,000               838,500
The Procter & Gamble Company      15,000               957,000
                                              ----------------
                                                     2,848,766
                                              ----------------
ENERGY - 9.3%
ENERGY EQUIPMENT &
  SERVICES - 3.9%
ATP Oil & Gas Corp. (d)           73,800               829,512
BJ Services Company (a)           37,500             1,064,250
Core Laboratories NV (a)(b)       39,800               746,250
Hanover Compressor Company
  (a)                             43,600             1,442,724
Horizon Offshore, Inc.
  (a)(d)                          35,700               481,950
Key Energy Services, Inc.
  (a)                             57,400               622,216
Nabors Industries, Inc. (a)        9,900               368,280
National-Oilwell, Inc. (a)        18,500               495,800
Oceaneering International
  Inc. (a)                        30,500               632,875
Patterson-UTI Energy, Inc.
  (d)                             22,600               403,862
Weatherford International,
  Inc. (a)                        17,400               835,200
W-H Energy Services, Inc.
  (a)(d)                          57,800             1,098,200
                                              ----------------
                                                     9,021,119
                                              ----------------
OIL & GAS - 5.4%
BP Amoco plc Sponsored ADR
  (b)                             25,750             1,283,637
Chevron Corporation                8,020               725,810
Exxon Mobil Corporation           45,095             3,939,048
Mitchell Energy &
  Development-CL A                23,500             1,086,875
Royal Dutch Petroleum
  Company Ny R (b)                22,365             1,303,209
Spinnaker Exploration
  Company (a)                     35,100             1,399,086
Swift Energy Company (a)          30,700               924,991
Texaco Inc.                       19,750             1,315,350
XTO Energy, Inc.                  24,825               356,239
                                              ----------------
                                                    12,334,245
                                              ----------------
FINANCIALS - 11.0%
BANKS - 3.1%
Bank of America Corporation       28,500             1,710,855
Bank of New York Company,
  Inc. (The)                      29,250             1,404,000
Bank One Corporation              21,650               775,070
Mellon Financial Corporation      24,900             1,145,400
Washington Mutual Inc. COM        24,475               919,036
Wells Fargo & Company             25,795             1,197,662
                                              ----------------
                                                     7,152,023
                                              ----------------
DIVERSIFIED FINANCIALS - 6.8%
Citigroup Inc.                    60,000             3,170,400
eFunds Corporation (a)(d)         58,200             1,082,520
Fannie Mae                         8,200               698,230
Instinet Group Inc. (d)           49,300               918,952
J.P. Morgan Chase and Co.         42,275             1,885,465
Merrill Lynch & Co., Inc.         19,980             1,183,815

 48         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
Morgan Stanley Dean Witter &
  Co.                             20,000      $      1,284,600
Nasdaq - 100 Shares (a)           90,000             4,135,500
Recources Connection, Inc.
  (a)(d)                          18,600               480,624
State Street Corporation          16,000               791,840
                                              ----------------
                                                    15,631,946
                                              ----------------
INSURANCE - 1.1%
American International Group
  Inc.                            30,000             2,580,000
                                              ----------------
HEALTH CARE - 17.0%
BIOTECHNOLOGY - 1.3%
Alkermes, Inc. (a)(d)             31,900             1,119,690
Amgen Inc. (a)(d)                 12,500               758,500
MedImmune, Inc. (a)(d)            20,400               962,880
                                              ----------------
                                                     2,841,070
                                              ----------------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.3%
Cytyc Corporation (a)(d)          26,200               603,910
Intuitive Surgical, Inc.
  (a)(d)                          72,900               984,879
Medtronic, Inc.                   23,750             1,092,738
Professional Detailing Inc.
  (a)(d)                           3,600               331,200
                                              ----------------
                                                     3,012,727
                                              ----------------
HEALTH CARE PROVIDERS &
  SERVICES - 4.5%
ADVANCEPCS (d)                    14,500               928,725
Cardinal Health, Inc.             13,697               945,093
Caremark Rx, Inc (a)              48,100               791,245
Express Scripts Inc Cl A
  (a)(d)                          30,400             1,672,912
Impath, Inc. (a)(d)               13,200               584,760
PolyMedica Corporation
  (a)(d)                          26,500             1,073,250
RehabCare Group, Inc. (a)         55,200             2,660,640
United Surgical Partners
  International, Inc. (a)(d)      37,800               907,200
UnitedHealth Group
  Incorporation                   10,000               617,500
                                              ----------------
                                                    10,181,325
                                              ----------------
PHARMACEUTICALS - 9.9%
Abbott Laboratories               22,500             1,080,225
American Home Products
  Corporation                     20,000             1,168,800
Bristol-Myers Squibb Company      40,400             2,112,920
Eli Lilly and Company             21,835             1,615,790
Enzon, Inc. (a)(d)                13,500               843,750
Gilead Sciences Inc. (a)(d)        8,200               477,158
ICOS Corporation (a)(d)            7,800               499,200
Johnson & Johnson                 47,450             2,372,500
Medicis Pharmaceutical
  Corporation - Class A (a)       38,000             2,014,000
Merck & Co., Inc.                 42,500             2,716,175
Pfizer Inc.                      100,000             4,005,000
Pharmacia Corporation             20,000               919,000
PRAECIS Pharmaceuticals
  Incorporated (a)(d)             28,900               475,116
Schering-Plough Corporation       27,500               996,600
Shire Pharmaceuticals Group
  plc ADR (a)(b)(d)               26,100             1,448,550
                                              ----------------
                                                    22,744,784
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
INDUSTRIALS - 10.2%
AEROSPACE & DEFENSE - 0.4%
United Technologies
  Corporation                     13,870      $      1,016,116
                                              ----------------
COMMERCIAL SERVICES &
  SUPPLIES - 5.6%
Administaff, Inc.                 30,800               800,800
Concord EFS, Inc (a)(d)           24,300             1,263,843
Corporate Executive Board
  Company (The) (a)(d)            12,300               516,600
FactSet Research Systems
  Inc.                            35,200             1,256,640
Forrester Research, Inc.
  (a)(d)                          26,700               603,153
Jack Henry & Associates,
  Inc. (d)                        23,400               725,400
Maximus, Inc. (a)                 38,400             1,539,456
Paychex, Inc. (d)                 13,500               540,000
SmartForce Public Limited
  Company Sponsored ADR
  (a)(b)(d)                       40,400             1,423,292
The Princeton Review, Inc.
  (a)(d)                          90,900               781,740
TMP Worldwide Inc. (a)(d)         49,600             2,931,856
Waste Connections, Inc.
  (a)(d)                          15,600               561,600
                                              ----------------
                                                    12,944,380
                                              ----------------
CONSTRUCTION &
  ENGINEERING - 0.3%
The Shaw Group Inc. (a)           15,600               625,560
                                              ----------------
INDUSTRIAL
  CONGLOMERATES - 3.9%
General Electric Company         150,000             7,312,500
Tyco International Ltd.           29,400             1,602,300
                                              ----------------
                                                     8,914,800
                                              ----------------
INFORMATION TECHNOLOGY -
  26.5%
COMMUNICATIONS
  EQUIPMENT - 4.4%
Cisco Systems, Inc. (a)(d)       346,600             6,308,120
Comverse Technology, Inc.
  (a)                             12,600               726,012
ONI Systems Corp. (a)(d)          25,600               714,240
Scientific-Atlanta, Inc.          12,500               507,500
Sonus Networks, Inc. (a)(d)       75,400             1,761,344
                                              ----------------
                                                    10,017,216
                                              ----------------
COMPUTERS &
  PERIPHERALS - 3.8%
Advanced Micro Devices, Inc.      22,500               649,800
Dell Computer Corporation
  (a)(d)                          52,500             1,362,375
EMC Corporation                   32,500               944,125
Hewlett-Packard Company           28,210               806,806
International Business
  Machines Corp.                  25,000             2,825,000
Network Appliance, Inc.
  (a)(d)                          10,400               142,480
Storagenetworks Inc (d)           49,400               839,306
Sun Microsystems, Inc.
  (a)(d)                          70,000             1,100,400
                                              ----------------
                                                     8,670,292
                                              ----------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.2%
Cree, Inc. (a)(d)                 20,100               525,515
                                              ----------------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          49

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
IT CONSULTING &
  SERVICES - 1.6%
Carreker Corporation (d)          57,000      $      1,225,500
Electronic Data Systems
  Corporation                     20,000             1,250,000
PEC Solutions, Inc. (a)(d)        51,000             1,122,000
                                              ----------------
                                                     3,597,500
                                              ----------------
SEMICONDUCTOR EQUIPMENT &
  PRODUCTS - 7.9%
Altera Corporation (a)(d)         30,000               870,000
Analog Devices Inc                25,000             1,081,250
Applied Materials Inc. (d)        25,000             1,227,500
Applied Micro Circuits
  Corporation (a)(d)               7,400               127,280
Integrated Circuit Systems,
  Inc. (a)(d)                     30,400               583,680
Integrated Device
  Technology, Inc. (a)(d)         11,200               354,928
Intel Corporation (d)            105,000             3,071,250
Intersil Holding Corporation
  (a)(d)                          30,100             1,095,640
KLA-Tencor Corporation
  (a)(d)                          15,000               877,050
Lattice Semiconductor
  Corporation (a)(d)              37,500               915,000
Linear Technology
  Corporation (d)                 41,000             1,813,020
LSI Logic Corporation (a)         20,000               376,000
Maxim Integrated Products,
  Inc. (a)(d)                      9,000               397,890
Microchip Technology (a)(d)       15,000               513,750
Novellus Systems, Inc.
  (a)(d)                          15,000               851,850
Oak Technology, Inc. (a)(d)       78,700               833,433
Pixelworks, Inc. (d)              11,000               393,140
Texas Instruments Inc.            42,500             1,338,750
Transmeta Corporation (a)(d)      90,800               506,664
Xilinx, Inc. (a)(d)               20,000               824,800
                                              ----------------
                                                    18,052,875
                                              ----------------
SOFTWARE - 8.6%
Actuate Corporation (d)           34,200               326,610
Check Point Software
  Technologies Ltd. (a)(d)        13,500               682,695
Intranet Solutions, Inc.
  (a)(d)                          28,100             1,069,205
Mercury Interactive
  Corporation (a)(d)              19,400             1,162,060
Micromuse Inc. (a)(d)             54,000             1,511,460
Microsoft Corporation (a)(d)      67,500             4,900,500
Netegrity, Inc (a)(d)             41,100             1,233,000
NetIQ Corporation (a)(d)          29,539               924,275
Oracle Corp (d)                   88,385             1,679,315
Peregrine Systems, Inc.
  (a)(d)                          58,500             1,696,500
Precise Software Solution
  Ltd. (a)(d)                     14,600               448,220
Quest Software, Inc. (a)          25,300               955,075
RADWARE Ltd. (a)(d)               32,000               577,600
Riverdeep Group plc (a)           18,700               523,600
Saba Software, Inc. (a)(d)        23,900               392,199
VeriSign, Inc. (a)(d)             24,845             1,490,948
                                              ----------------
                                                    19,573,262
                                              ----------------
MISCELLANEOUS - 1.9%
S&P 500 Depository Receipts       35,000             4,316,200
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
TELECOMMUNICATION
  SERVICES - 4.1%
DIVERSIFIED
  TELECOMMUNICATION
  SERVICES - 3.8%
Alltel Corporation                19,435      $      1,190,588
American Tower Corporation        29,300               605,631
BellSouth Corporation             32,455             1,306,963
Crown Castle International
  Corp (a)                        36,300               595,320
McLeodUSA Incorporated
  (a)(d)                         101,600               466,344
Metro One
  Telecommunications, Inc.
  (a)(d)                          13,600               882,232
SBA Communications Corp.
  (a)(d)                          31,300               774,675
SBC Communications Inc.           34,475             1,381,068
Verizon Communications            25,635             1,371,473
                                              ----------------
                                                     8,574,294
                                              ----------------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.3%
Western Wireless Corporation
  (a)(d)                          14,200               610,600
                                              ----------------
UTILITIES - 2.6%
ELECTRIC UTILITIES - 2.6%
Calpine Corporation (a)           56,625             2,140,425
Duke Energy Corporation           21,000               819,210
El Paso Corporation               15,000               788,100
Mirant Corporation (a)            20,800               715,520
NRG Energy Inc.                   33,700               744,096
Reliant Resources, Inc. (a)       33,500               827,450
                                              ----------------
                                                     6,034,801
                                              ----------------
TOTAL INVESTMENTS - 95.4%
  (Cost - $191,011,379) (c)                   $    218,442,135
OTHER ASSETS, LESS LIABILITIES - 4.6%               10,585,314
                                              ----------------
NET ASSETS - 100%                             $    229,027,449
                                              ================
Other Information:
At June 30, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     41,250,751
  Gross unrealized depreciation                    (13,819,995)
                                              ----------------
    Net unrealized appreciation               $     27,430,756
                                              ================
Purchases and sales of securities other than short-term
obligations aggregated $136,493,629 and $151,079,588,
respectively, for the period ended June 30, 2001.

IVY US BLUE CHIP FUND
EQUITY SECURITIES - 99.3%
CONSUMER DISCRETIONARY - 12.1%
AOL Time Warner Inc. (a)          30,000      $      1,590,000
Carnival Corp Cl A                12,500               383,750
Comcast Corporation (a)(d)        10,000               434,000
Costco Wholesale Corporation
  (a)(d)                          11,000               451,880
Ford Motor Company (a)            16,000               392,800

 50         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
General Motors Corporation
  (a)                              6,500      $        418,275
Home Depot, Inc. (a)              16,000               744,800
Lowe's Companies, Inc.             2,500               181,375
Nike, Inc.                         3,850               161,661
Target Corporation                13,250               458,450
Viacom Inc. Cl B                  12,325               637,818
Wal-Mart Stores, Inc.             28,155             1,373,964
Walt Disney Company (a)           20,000               577,800
                                              ----------------
                                                     7,806,573
                                              ----------------
CONSUMER STAPLES - 7.7%
Anheuser-Busch Companies,
  Inc. (a)                        16,000               659,200
Colgate-Palmolive Company
  (a)                              9,000               530,910
Gillette Company                  10,000               289,900
Heinz (H.J.) Company (a)          13,000               531,570
Kimberly-Clark Corporation        12,750               712,725
PepsiCo, Inc. (a)                 16,000               707,200
Philip Morris Companies Inc.
  (a)                              4,250               215,688
The Coca-Cola Company (a)         15,000               675,000
The Procter & Gamble Company
  (a)                              9,400               599,720
                                              ----------------
                                                     4,921,913
                                              ----------------
ENERGY - 6.9%
BP Amoco plc Sponsored ADR
  (a)(b)                          12,545               625,368
Chevron Corporation                3,500               316,750
Exxon Mobil Corporation           23,000             2,009,050
Royal Dutch Petroleum
  Company Ny R (a)(b)             14,275               831,804
Texaco Inc.                        9,400               626,040
                                              ----------------
                                                     4,409,012
                                              ----------------
FINANCIALS - 17.9%
American Express Company (a)      16,000               620,800
American International Group
  Inc (a)                         17,500             1,505,000
Bank Of America Corporation
  (a)                             15,500               930,465
Bank of New York Company,
  Inc. (The) (a)                  14,600               700,800
Bank One Corporation              12,000               429,600
Citigroup Inc. (a)                36,000             1,902,240
Fannie Mae                         6,100               519,415
Freddie Mac                        4,000               280,000
J.P. Morgan Chase And Co.         24,000             1,070,400
Mellon Financial Corporation      12,430               571,780
Merrill Lynch & Co., Inc.         10,000               592,500
Morgan Stanley Dean Witter &
  Co.                             12,500               802,875
State Street Corporation           8,000               395,920
Washington Mutual Inc             13,250               497,538
Wells Fargo & Company             15,000               696,450
                                              ----------------
                                                    11,515,783
                                              ----------------
HEALTH CARE - 11.9%
Bristol-Myers Squibb Company      20,000             1,046,000
Cardinal Health, Inc.              7,230               498,870
Eli Lilly and Company             10,500               777,000
Johnson & Johnson                 23,000             1,150,000
Medtronic, Inc.                   12,000               552,120
Merck & Co, Inc.                  18,000             1,150,380

NAME OF SECURITY                  SHARES                 VALUE
Pfizer Inc. (a)                   45,000      $      1,802,250
Schering-Plough Corporation       11,500               416,760
UnitedHealth Group
  Incorporation                    4,000               247,000
                                              ----------------
                                                     7,640,380
                                              ----------------
INDUSTRIALS - 10.0%
Caterpillar Inc.                   8,000               400,400
Emerson Electric Co.               4,800               290,400
FedEx Corp. (a)                   12,000               482,400
General Electric Company (a)      60,000             2,925,000
Honeywell International Inc.
  (a)                              8,000               279,920
Minnesota Mining &
  Manufacturing Company (3M)       2,575               293,808
The Boeing Company                 8,000               444,800
Tyco International Ltd.           14,750               803,875
United Technologies
  Corporation                      7,000               512,820
                                              ----------------
                                                     6,433,423
                                              ----------------
INFORMATION TECHNOLOGY -
  18.5%
Altera Corporation (a)(d)          8,825               255,925
Analog Devices Inc (a)            10,000               432,500
Applied Materials Inc.
  (a)(d)                           8,000               392,800
Cisco Systems, Inc. (a)(d)        46,000               837,200
Dell Computer Corporation
  (a)(d)                          22,000               575,300
Electronic Data Systems
  Corporation                      8,500               531,250
EMC Corporation (a)               15,000               435,750
Hewlett-Packard Company (a)       14,250               407,550
Intel Corporation (a)(d)          42,500             1,243,125
International Business
  Machines Corp. (a)              11,000             1,243,000
KLA-Tencor Corporation (d)         4,000               233,880
Microsoft Corporation (d)         31,635             2,309,355
Nasdaq - 100 Shares (d)           21,300               978,522
Novellus Systems, Inc. (d)         4,000               227,160
Oracle Corp (a)(d)                33,000               627,000
Sun Microsystems, Inc. (d)        22,500               353,700
Texas Instruments Inc.            16,675               525,263
Xilinx, Inc. (d)                   6,500               268,060
                                              ----------------
                                                    11,877,340
                                              ----------------
MATERIALS - 2.6%
Alcoa Inc. (a)                    12,000               472,800
Dow Chemical Company (a)          10,250               340,813
Du Pont E.I. du Pont de
  Nemours and Company (a)          9,000               434,160
International Paper Company
  (a)                              9,000               321,300
Nucor Corporation                  2,000                97,780
                                              ----------------
                                                     1,666,853
                                              ----------------
MISCELLANEOUS - 3.8%
S&P 500 Depository Receipts
  (d)                             20,000             2,464,200
                                              ----------------
TELECOMMUNICATION
  SERVICES - 5.6%
Alltel Corporation (a)             9,750               597,285
BellSouth Corporation             18,000               724,860
SBC Communications Inc. (a)       26,000             1,041,560
Verizon Communications            22,500             1,203,750
                                              ----------------
                                                     3,567,455
                                              ----------------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          51

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
UTILITIES - 2.3%
Calpine Corporation                5,400      $        204,120
Duke Energy Corporation (a)       11,000               429,110
El Paso Corporation                9,000               472,860
Enron Corp                         8,000               392,000
                                              ----------------
                                                     1,498,090
                                              ----------------
TOTAL INVESTMENTS - 99.3%
  (Cost - $58,846,462) (c)                    $     63,801,022
OTHER ASSETS, LESS LIABILITIES - 0.7%                  472,553
                                              ----------------
NET ASSETS - 100%                             $     64,273,575
                                              ================
Other Information:
At June 30, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      8,589,747
  Gross unrealized depreciation                     (3,635,187)
                                              ----------------
    Net unrealized appreciation               $      4,954,560
                                              ================
Purchases and sale proceeds of securities other than
short-term obligations aggregated $28,493,882 and $40,923,048, respectively, for the period ended June 30, 2001.

IVY US EMERGING GROWTH FUND
EQUITY SECURITIES - 92.8%
CONSUMER DISCRETIONARY - 11.0%
HOTELS, RESTAURANTS & LEISURE - 2.9%
P.F. Chang's China Bistro,
  Inc. (a)(d)                     44,400      $      1,682,760
Six Flags, Inc. (a)               68,300             1,437,032
The Cheesecake Factory
  Incorporated (a)(d)             18,600               526,380
                                              ----------------
                                                     3,646,172
                                              ----------------
INTERNET & CATALOG RETAIL - 2.6%
eBay Inc. (a)(d)                   8,900               609,561
HomeStore.com, Inc. (a)(d)        23,300               814,568
University Of Phoenix Online
  (d)                             44,300             1,882,750
                                              ----------------
                                                     3,306,879
                                              ----------------
MEDIA - 2.1%
Crown Media Holdings, Inc.
  (a)(d)                          52,400               972,020
Gemstar-TV Guide
  International, Inc. (a)(d)      38,700             1,648,620
                                              ----------------
                                                     2,620,640
                                              ----------------
SPECIALTY RETAIL - 3.4%
Copart, Inc. (a)(d)               32,100               938,925
Galyan's Trading Company
  (a)(d)                          31,600               644,640
Guitar Center Inc. (a)(d)         46,800               988,884
Hibbett Sporting Goods, Inc.
  (a)(d)                          20,600               763,436
Tweeter Home Entertainment
  Group, Inc. (a)(d)              26,500               935,450
                                              ----------------
                                                     4,271,335
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
ENERGY - 12.7%
ENERGY EQUIPMENT & SERVICES - 8.9%
ATP Oil & Gas Corp. (a)(d)        87,800      $        986,872
BJ Services Company (a)           47,000             1,333,860
Core Laboratories NV (b)          46,000               862,500
Hanover Compressor Company
  (a)                             54,800             1,813,332
Horizon Offshore, Inc.
  (a)(d)                          44,700               603,450
Key Energy Services, Inc.
  (a)                             71,900               779,396
Nabors Industries, Inc. (a)       12,410               461,652
National-Oilwell, Inc. (a)        23,200               621,760
Oceaneering International
  Inc. (a)                        36,500               757,375
Patterson-UTI Energy, Inc.
  (a)(d)                          28,400               507,508
Weatherford International,
  Inc. (a)                        21,800             1,046,400
W-H Energy Services, Inc.
  (a)(d)                          72,300             1,373,700
                                              ----------------
                                                    11,147,805
                                              ----------------
OIL & GAS - 3.8%
Mitchell Energy &
  Development                     29,700             1,373,625
Spinnaker Exploration
  Company (a)                     44,200             1,761,812
Swift Energy Company (a)          38,300             1,153,979
XTO Energy, Inc.                  30,975               444,491
                                              ----------------
                                                     4,733,907
                                              ----------------
FINANCIALS - 2.0%
DIVERSIFIED FINANCIALS - 2.0%
eFunds Corporation (a)(d)         73,000             1,357,800
Instinet Group Inc. (a)(d)        61,900             1,153,816
                                              ----------------
                                                     2,511,616
                                              ----------------
HEALTH CARE - 18.9%
BIOTECHNOLOGY - 2.0%
Alkermes, Inc. (a)(d)             38,400             1,347,840
MedImmune, Inc. (a)(d)            25,600             1,208,320
                                              ----------------
                                                     2,556,160
                                              ----------------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
Cytyc Corporation (a)(d)          31,500               726,075
Intuitive Surgical, Inc.
  (a)(d)                          91,500             1,236,165
Professional Detailing Inc.
  (a)(d)                           4,600               423,200
                                              ----------------
                                                     2,385,440
                                              ----------------
HEALTH CARE PROVIDERS & SERVICES - 8.4%
AdvancePCS (a)(d)                 18,200             1,165,710
Caremark Rx, Inc. (a)             60,300               991,935
Express Scripts Inc. (a)(d)       37,000             2,036,110
IMPATH, Inc. (a)(d)               15,700               695,510
PolyMedica Corporation
  (a)(d)                          33,200             1,344,600
RehabCare Group, Inc. (a)         66,000             3,181,200
United Surgical Partners
  International, Inc. (a)(d)      47,200             1,132,800
                                              ----------------
                                                    10,547,865
                                              ----------------

 52         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
PHARMACEUTICALS - 6.6%
Enzon, Inc. (a)(d)                16,900      $      1,056,250
Gilead Sciences Inc. (a)(d)       10,300               599,357
ICOS Corporation (a)(d)            9,800               627,200
Medicis Pharmaceutical
  Corporation - Class A (a)       46,100             2,443,300
PRAECIS Pharmaceuticals
  Incorporated (a)(d)             32,400               532,656
Shire Pharmaceuticals Group
  plc ADR (a)(b)(d)               55,700             3,091,350
                                              ----------------
                                                     8,350,113
                                              ----------------
INDUSTRIALS - 13.6%
COMMERCIAL SERVICES & SUPPLIES - 13.0%
Administaff, Inc. (a)             37,000               962,000
Concord EFS, Inc. (a)(d)          30,500             1,586,305
Corporate Executive Board
  Company (The) (a)(d)            15,400               646,800
FactSet Research Systems
  Inc.                            39,100             1,395,870
Forrester Research, Inc.
  (a)(d)                          33,000               745,470
Henry (Jack) & Associates,
  Inc. (a)(d)                     27,800               861,800
Maximus, Inc. (a)                 46,000             1,844,140
Paychex, Inc. (d)                 16,800               672,000
ReSources Connection, Inc.
  (a)(d)                          23,300               602,072
SmartForce plc Sponsored ADR
  (a)(b)(d)                       50,600             1,782,638
The Princeton Review, Inc.
  (a)(d)                         114,200               982,120
TMP Worldwide Inc. (a)(d)         60,200             3,558,422
Waste Connections, Inc.
  (a)(d)                          18,600               669,600
                                              ----------------
                                                    16,309,237
                                              ----------------
CONSTRUCTION & ENGINEERING - 0.6%
The Shaw Group Inc. (a)           19,500               781,950
                                              ----------------
INFORMATION TECHNOLOGY - 26.7%
COMMUNICATIONS EQUIPMENT - 4.7%
Comverse Technology, Inc.
  (a)(d)                          15,800               910,396
ONI Systems Corp. (a)(d)          32,100               895,590
SonicWALL, Inc. (a)(d)            73,700             1,857,977
Sonus Networks, Inc. (a)(d)       94,900             2,216,864
                                              ----------------
                                                     5,880,827
                                              ----------------
COMPUTERS & PERIPHERALS - 1.0%
Network Appliance, Inc.
  (a)(d)                          12,000               164,400
Storagenetworks Inc. (a)(d)       62,000             1,053,380
                                              ----------------
                                                     1,217,780
                                              ----------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -
  0.5%
CREE, Inc. (a)(d)                 25,200               658,854
                                              ----------------
IT CONSULTING & SERVICES - 4.2%
Carreker Corporation (a)(d)       71,300             1,532,950
PEC Solutions, Inc. (a)(d)       171,300             3,785,730
                                              ----------------
                                                     5,318,680
                                              ----------------

NAME OF SECURITY                  SHARES                 VALUE
SEMICONDUCTOR EQUIPMENT & PRODUCTS -
  3.8%
Applied Micro Circuits
  Corporation (a)(d)               8,200      $        141,040
Integrated Circuit Systems,
  Inc. (a)(d)                     38,000               729,600
Integrated Device
  Technology, Inc. (a)(d)         12,500               396,125
Intersil Holding Corporation
  (a)(d)                          37,800             1,375,920
Oak Technology, Inc. (a)(d)       94,300               998,637
Pixelworks, Inc. (a)(d)           13,800               493,212
Transmeta Corporation (a)(d)     113,900               635,562
                                              ----------------
                                                     4,770,096
                                              ----------------
SOFTWARE - 12.5%
Actuate Corporation (a)(d)        38,400               366,720
Check Point Software
  Technologies Ltd. (d)           16,900               854,633
IntraNet Solutions, Inc.
  (a)(d)                          33,700             1,282,285
Mercury Interactive
  Corporation (a)(d)              24,400             1,461,560
Micromuse Inc. (a)(d)             67,900             1,900,521
Netegrity, Inc. (a)(d)            49,300             1,479,000
NetIQ Corporation (a)(d)          30,279               947,430
Peregrine Systems, Inc.
  (a)(d)                          73,100             2,119,900
Precise Software Solutions
  Ltd. (d)                        17,500               537,250
Quest Software, Inc. (a)(d)       31,900             1,204,225
RADWARE Ltd. (d)                  39,000               703,950
Riverdeep Group plc
  (a)(b)(d)                       22,500               630,000
Saba Software, Inc. (a)(d)        30,000               492,300
VeriSign, Inc. (a)(d)             30,215             1,813,202
                                              ----------------
                                                    15,792,976
                                              ----------------
TELECOMMUNICATION SERVICES - 3.9%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 3.3%
American Tower Corporation        36,800               760,656
Crown Castle International
  Corp. (a)                       45,600               747,840
McLeodUSA Incorporated
  (a)(d)                         127,800               586,602
Metro One
  Telecommunications, Inc.
  (a)(d)                          17,000             1,102,790
SBA Communications Corp.
  (a)(d)                          39,400               975,150
                                              ----------------
                                                     4,173,038
                                              ----------------
WIRELESS TELECOMMUNICATION SERVICES -
  0.6%
Western Wireless Corporation
  (a)(d)                          17,000               731,000
                                              ----------------
UTILITIES - 4.0%
ELECTRIC UTILITIES - 4.0%
Calpine Corporation (a)           57,700             2,181,060
Mirant Corporation (a)            26,100               897,840
NRG Energy Inc.                   42,100               929,568
Reliant Resources, Inc. (a)       42,100             1,039,870
                                              ----------------
                                                     5,048,338
                                              ----------------

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          53

    SCHEDULES OF INVESTMENTS
    (Unaudited)




    June 30, 2001

NAME OF SECURITY                  SHARES                 VALUE
TOTAL INVESTMENTS - 92.8%
  (Cost - $97,158,610) (c)                    $    116,760,708
OTHER ASSETS, LESS LIABILITIES - 7.2%                9,081,634
                                              ----------------
NET ASSETS - 100%                             $    125,842,342
                                              ================
Other Information:
At June 30, 2001, net unrealized
appreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $     28,231,310
  Gross unrealized depreciation                     (8,629,212)
                                              ----------------
    Net unrealized appreciation               $     19,602,098
                                              ================
Purchases and sales of securities other than short-term
obligations aggregated $85,566,845 and $97,726,229, respectively, for the period ended June 30, 2001.

IVY BOND FUND
                               PRINCIPAL                 VALUE
U.S. CORPORATE BONDS - 76.3%
Allied Waste, 7.625%,
  01/01/2006 (e)              $  500,000      $        494,375
American Standard, 7.375%,
  04/15/2005 (e)                 480,000               480,000
AOL-Time Warner Inc.,
  9.125%, 1/15/2013            1,500,000             1,715,625
AOL-Time Warner Inc., 9.15%,
  2/1/2023                     1,000,000             1,142,500
AT&T Corp., 9.25%, 1/15/2023   2,000,000             2,110,000
Boeing Cap Corp Ba, 6.1%,
  03/01/2011                   1,000,000               975,000
Bre Properties Inc., 7.125%,
  2/15/2013                    2,000,000             1,915,000
Calpine Corp, 8.5%,
  02/15/2011 (e)               1,000,000               963,750
CIT Group Inc., 5.625%,
  05/17/2004                   1,000,000               996,250
Citigroup Inc, 6.50%
  01/18/2011                   1,000,000               992,500
Continental Airlines,
  6.545%, 02/02/2019           1,403,909             1,359,531
Daimlerchrysler, 7.75%
  01/18/2011                     500,000               514,375
Darden Restaurants Inc.,
  7.125%, 2/1/2016             1,250,000             1,143,750
Dell Computer Corporation,
  6.55%, 4/15/2008               500,000               485,625
Delta Air Lines, 9.59%,
  1/12/2017 (d)                1,500,000             1,500,000
France Telecom, 7.75%,
  3/1/2011                       667,000               679,506
Heller Financial, 6.375%
  03/15/2006                     425,000               428,187
Hertz Corp, 7.4%, 03/01/2011   1,000,000             1,011,250
Household Financial Corp       1,000,000             1,013,750
Indiantown Cogeneration,
  9.77%, 12/15/2020            1,500,000             1,734,375
International Paper Company,
  7.625%, 1/15/2007            1,000,000             1,046,250

NAME OF SECURITY               PRINCIPAL                 VALUE
Kansas Gas & El Wr, 7.6%
  12/15/2003 (e)              $  500,000      $        507,500
Meritor Automotive, 6.80%,
  2/15/2009                    1,000,000               886,250
News America Holdings,
  7.75%, 01/20/2024            1,000,000               932,500
Northrop Grumman Corp.,
  9.375%, 10/15/2024           2,000,000             2,145,000
Praxair Inc., 8.70%,
  7/15/2022                    2,500,000             2,546,875
Pulte Corp., 7.625%,
  10/15/2017                   1,500,000             1,306,875
R&B Falcon Corporation,
  6.50%, 4/15/2003               530,000               538,613
RJ Reynolds Tobacco Holdings
  Inc., 7.375%, 5/15/2003      2,000,000             2,027,500
Safeway Inc., 7.00%,
  9/15/2007                    1,000,000             1,022,500
Santa Fe Pacific Gold
  Corporation, 8.375%,
  7/1/2005                       650,000               654,875
Spieker Properties, 7.35%,
  12/1/2017                    1,950,000             1,828,125
Storage USA Partnership
  L.P., 8.20%, 6/1/2017        2,240,000             2,041,200
Te Products Pipeline Co.,
  7.51%, 1/15/2028             2,000,000             1,862,500
Tenet Healthcare Corp.,
  8.00%, 1/15/2005 (e)           507,000               520,309
Unisys Corporation, 7.875%,
  4/1/2008 (e)                   480,000               462,000
Verizon Global Funding Corp.
  144A, 7.25%, 12/1/2010       1,000,000             1,015,000
Viacom, 7.125%, 11/1/2023      1,000,000               973,740
Viacom, 7.15%, 5/20/2005         900,000               937,125
Wal-Mart Stores, Inc.,
  6.55%, 8/10/2004             1,000,000             1,040,000
Watson Pharmaceuticals,
  7.125%, 5/15/2008            1,500,000             1,426,875
                                              ----------------
TOTAL U.S. CORPORATE BONDS                          47,376,961
                                              ----------------
  (Cost $48,198,584)
U.S. GOVERNMENT AGENCY OBLIGATIONS -
  11.9%
Fannie Mae, 7.00, 07/15/2005   6,000,000             6,360,000
Freddie Mac, 6.25%,
  07/15/2004                   1,000,000             1,031,250
                                              ----------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                     7,391,250
                                              ----------------
  (Cost $7,055,688)
U.S. DOLLAR DENOMINATED FOREIGN
  CORPORATE BONDS - 7.7%
Abitibi Consolidated, 7.50%
  04/01/2028                     950,000               844,303
Cemex S.A., 12.75%,
  7/15/2007                      725,000               866,375
Grupo Industrial Durango
  S.A. (GIDUSA), 12.625%,
  8/1/2003 (e)                   950,000               998,688
Grupo Televisa, 8.625%
  8/8/2005 (e)                   500,000               528,750

 54         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)

                                                                   June 30, 2001

NAME OF SECURITY               PRINCIPAL                 VALUE
Polysindo International
  Finance Co. BV, 11.375%,
  6/15/2006 (a)(e)(f)         $1,000,000      $         80,000
Telekomunikacja Polska S.A.
  Finance BV (TPSA) 144A,
  7.75%, 12/10/2008            1,500,000             1,468,125
                                              ----------------
TOTAL U.S. DOLLAR
  DENOMINATED FOREIGN
  CORPORATE BONDS                                    4,786,241
                                              ----------------
  (Cost $5,752,768)
                                  SHARES
RIGHTS & WARRANTS - 0.2%
Gothic Energy 144A Warrants       14,000                    --
Gothic Energy Restricted
  Warrants                         4,767                    --
Gothic Energy Warrants             6,941                    --
Mccaw International Ltd.
  Warrants (a)                     2,000                14,000
RSL Communications Ltd. 144A
  Warrants (a)                     1,000                    --
Terex Corp. - Appreciation
  Rights                           4,000                83,500
                                              ----------------
TOTAL RIGHTS & WARRANTS                                 97,500
  (Cost - $0)
                                              ----------------
TOTAL INVESTMENTS - 96.1%                     $     59,651,952
  (Cost - $61,007,040) (c)
OTHER ASSETS, LESS LIABILITIES - 3.9%                2,412,518
                                              ----------------
NET ASSETS - 100%                             $     62,064,470
                                              ================
Other Information:
At June 30, 2001, net unrealized
depreciation based on cost for financial
statement and Federal income tax
purposes is as follows:
  Gross unrealized appreciation               $      1,343,375
  Gross unrealized depreciation                     (2,698,463)
                                              ----------------
    Net unrealized depreciation               $     (1,355,088)
                                              ================
Purchases and sales proceeds of securities other than U.S.
Government securities and short-term obligations aggregated
$8,742,059 and $15,562,363, respectively, for the period ended
June 30, 2001.


IVY MONEY MARKET FUND
U.S. GOVERNMENT AGENCY OBLIGATIONS -
  102.3%
Farm Credit Discount Note,
  3.68%, 7/20/2001            $3,000,000      $      2,994,173
Federal Home Loan Bank
  Discount Note, 3.65%,
  8/22/2001                    3,000,000             2,984,184

NAME OF SECURITY               PRINCIPAL                 VALUE
Federal Home Loan Bank
  Discount Note, 3.66%,
  8/31/2001                   $3,000,000      $      2,981,395
Federal Home Loan Bank
  Discount Note, 3.94%,
  7/2/2001                     4,082,000             4,081,553
Federal Home Loan Mortgage
  Corp., 3.66%, 8/2/2001       3,000,000             2,990,240
Federal Home Loan Mortgage
  Corp., 3.88%, 7/3/2001       2,000,000             1,999,569
Federal Home Loan Mortgage
  Corp., 3.91%, 7/3/2001       2,006,000             2,005,564
Federal Home Loan Mortgage
  Corp., 3.85%, 7/10/2001      3,270,000             3,266,853
                                              ----------------
TOTAL INVESTMENTS - 102.3%
  (Cost - $23,303,531) (c)                    $     23,303,531
OTHER LIABILITIES, LESS ASSETS - (2.3)%               (375,921)
                                              ----------------
NET ASSETS - 100%                             $     22,927,610
                                              ================
Footnotes
----------------------------
(a) Non-income producing security.
(b) Foreign security.
(c) Cost is approximately the same for Federal income tax
    purposes.
(d) Security valued in good faith by the Valuation Sub-
    Committee of the Board of Trustees. See Note 1 to the
    Financial Statements.
(e) Below investment grade security.
(f) Issuer is in default on interest payments.
ADR - American Depository Receipt
ADS - American Depository Share
GDR - Global Depository Receipt

                  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
                                                         STATEMENTS.          55

    STATEMENTS OF ASSETS AND LIABILITIES
    (Unaudited)




    June 30, 2001


                                                        IVY CUNDILL GLOBAL   IVY DEVELOPING      IVY EUROPEAN      IVY GLOBAL
                                                            VALUE FUND        MARKETS FUND    OPPORTUNITIES FUND      FUND
ASSETS
  Investments, at value (a)                                  $763,964         $  6,328,772       $124,550,762      $ 9,472,382
  Cash                                                        122,303              242,366          1,179,108          373,859
  Receivables
    Investments sold                                                -                    -          3,537,745                -
    Fund shares sold                                                -              899,381          3,134,939              425
    Dividends, interest and tax reclaims                        2,117               23,311            230,321           17,974
    Manager for expense reimbursement                           8,492                8,605                  -           22,188
  Unrealized appreciation on forward currency
    contracts                                                  26,679                    -                  -                -
  Deferred organization expenses                                    -                    -                  -                -
  Other assets                                                 24,108               11,333             38,986           22,527
                                                    ------------------------------------------------------------------------------
    Total assets                                              947,663            7,513,768        132,671,861        9,909,355
                                                    ------------------------------------------------------------------------------
LIABILITIES
  Payables
    Investments purchased                                           -                    -          2,247,301                -
    Fund shares repurchased                                         -               19,124          1,041,158           32,113
    Management fee                                                755                5,676            113,932            8,524
    12b-1 service and distribution fees                             -                  998             18,199            1,090
    Other payables to related parties                          15,684                5,109             52,009            5,912
    Unrealized depreciation on forward currency
      contracts                                                   197                    -                  -                -
  Due to custodian                                                  -                    -                  -                -
  Accrued expenses                                             16,068               24,355             69,655           43,109
                                                    ------------------------------------------------------------------------------
    Total liabilities                                          32,704               55,262          3,542,254           90,748
                                                    ------------------------------------------------------------------------------
NET ASSETS                                                   $914,959         $  7,458,506       $129,129,607      $ 9,818,607
                                                    ==============================================================================
CLASS A
  Net Assets                                                 $      -         $  3,576,836       $ 42,942,282      $ 6,305,919
  Outstanding shares                                                -              565,611          3,099,342          677,610
  Net asset value and redemption price per share             $      -         $       6.32       $      13.86      $      9.31
  Maximum offering price per share*                          $      -         $       6.71       $      14.71      $      9.87
                                                    ------------------------------------------------------------------------------
CLASS B
  Net Assets                                                 $      -         $  3,008,315       $ 41,602,330      $ 3,227,167
  Outstanding shares                                                -              489,615          3,012,380          359,700
  Net asset value, offering price and redemption
    price** per share                                        $      -         $       6.14       $      13.81      $      8.97
                                                    ------------------------------------------------------------------------------
CLASS C
  Net Assets                                                 $      -         $    781,442       $ 31,757,378      $   146,855
  Outstanding shares                                                -              126,631          2,291,290           16,990
  Net asset value, offering price and redemption
    price*** per share                                       $      -         $       6.17       $      13.86      $      8.64
                                                    ------------------------------------------------------------------------------
ADVISOR CLASS
  Net Assets                                                 $914,959         $     91,913       $ 12,814,175      $   138,666
  Outstanding shares                                           86,902               14,425            915,701           14,759
  Net asset value, offering price and redemption
    price per share                                          $  10.53         $       6.37       $      13.99      $      9.40
                                                    ------------------------------------------------------------------------------
CLASS I
  Net Assets                                                 $      -         $          -       $     13,442      $         -
  Outstanding shares                                                -                    -                962(b)             -
  Net asset value, offering price and redemption
    price per share                                          $      -         $          -       $      13.98      $         -
                                                    ------------------------------------------------------------------------------
NET ASSETS CONSIST OF
Capital paid-in                                              $861,695         $ 18,952,099       $209,962,698      $11,351,637
Undistributed net realized gain (loss) on
  investments and foreign currency transactions                43,430          (11,349,477)       (23,797,739)      (1,045,655)
Undistributed net investment income (Accumulated
  net investment loss)                                          2,155               16,777           (263,473)         (30,999)
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                 7,679             (160,893)       (56,771,879)        (456,376)
                                                    ------------------------------------------------------------------------------
NET ASSETS                                                   $914,959         $  7,458,506       $129,129,607      $ 9,818,607
                                                    ==============================================================================
      (a) Investments, identified cost                       $782,859         $  6,487,792       $181,195,394      $ 9,927,994
                                                    ------------------------------------------------------------------------------
      (b) Actual shares outstanding were 961.698.
      (c) Actual shares outstanding were 164.775.
       * On sales of more than $50,000 the offering price is reduced. Maximum sales charge (load) is 5.75% for all Funds except Ivy Bond Fund and Ivy Money Market Fund. Ivy Bond Fund's sales charge is 4.75%; Ivy
         Money Market Fund does not have a sales charge.
      ** Subject to a maximum deferred sales charge of 5%.
     *** Subject to a maximum deferred sales charge of 1%.

 56         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)


                                                          June 30, 2001

          IVY GLOBAL NATURAL   IVY GLOBAL SCIENCE   IVY INTERNATIONAL    IVY INTERNATIONAL
            RESOURCES FUND     & TECHNOLOGY FUND          FUND          SMALL COMPANIES FUND
             $17,015,562          $ 37,301,066        $ 658,180,584         $16,059,475
                       -             6,278,612           16,135,443           2,077,271
               1,684,293               169,904              847,866             439,251
                 177,040                57,809            4,549,782              31,897
                  17,927                 1,861            3,256,260              50,775
                  17,672                 9,272                    -              13,721
                       -                     -                    -                   -
                   4,280                   482                    -               4,341
                  16,659                16,886               33,796              22,647
      ------------------------------------------------------------------------------------------
              18,933,433            43,835,892          683,003,731          18,699,378
      ------------------------------------------------------------------------------------------
                 720,107               462,200                    -           1,171,104
                 157,248                89,592            4,680,996              39,714
                  14,756                35,720              576,374              15,697
                   2,040                 5,746               66,186               2,209
                   7,290                23,445              164,702               8,215
                       -                     -                   23                   -
               1,021,946                     -                    -                   -
                  27,203                23,134              335,273              29,182
      ------------------------------------------------------------------------------------------
               1,950,590               639,837            5,823,554           1,266,121
      ------------------------------------------------------------------------------------------
             $16,982,843          $ 43,196,055        $ 677,180,177         $17,433,257
      ==========================================================================================
             $10,282,160          $ 20,139,745        $ 440,107,832         $ 6,222,593
                 893,712             1,130,172           19,860,688             646,016
             $     11.51          $      17.82        $       22.16         $      9.63
             $     12.21          $      18.91        $       23.51         $     10.22
      ------------------------------------------------------------------------------------------
             $ 3,857,085          $ 17,776,096        $ 181,108,940         $ 4,842,656
                 342,563             1,028,269            8,390,047             511,863
             $     11.26          $      17.29        $       21.59         $      9.46
      ------------------------------------------------------------------------------------------
             $ 2,820,390          $  4,776,944        $  35,697,383         $ 3,412,387
                 254,810               275,090            1,665,261             358,640
             $     11.07          $      17.37        $       21.44         $      9.51
      ------------------------------------------------------------------------------------------
             $    23,208          $    503,270        $       3,666         $ 2,955,621
                   2,014                28,199                  165(c)          305,163
             $     11.52          $      17.85        $       22.25         $      9.69
      ------------------------------------------------------------------------------------------
             $         -          $          -        $  20,262,356         $         -
                       -                     -              907,958                   -
             $         -          $          -        $       22.32         $         -
      ------------------------------------------------------------------------------------------
             $24,139,258          $ 70,332,030        $ 894,359,186         $25,175,401
              (7,126,543)          (25,536,821)        (106,865,897)         (1,777,539)
                 (11,519)             (503,264)           2,451,648            (149,460)
                 (18,353)           (1,095,890)        (112,764,760)         (5,815,145)
      ------------------------------------------------------------------------------------------
             $16,982,843          $ 43,196,055        $ 677,180,177         $17,433,257
      ==========================================================================================
             $17,096,611          $ 38,396,956        $ 770,637,507         $21,880,995
      ------------------------------------------------------------------------------------------

    STATEMENTS OF ASSETS AND LIABILITIES
    (Unaudited)




    June 30, 2001


                                                        IVY INTERNATIONAL      IVY PACIFIC        IVY GROWTH
                                                           VALUE FUND       OPPORTUNITIES FUND       FUND
ASSETS
  Investments, at value (a)                               $ 93,196,046         $12,373,725       $218,442,135
  Cash                                                       1,003,863             659,397          9,413,762
  Receivables
    Investments sold                                         3,464,682                              5,677,165
    Fund shares sold                                           567,270             339,071                339
    Dividends, interest and tax reclaims                       594,570              13,322             70,375
    Manager for expense reimbursement                           16,621               2,619                  -
  Unrealized appreciation on forward currency
    contracts                                                        -                   -                  -
  Deferred organization expenses                                 9,963                   -                  -
  Other assets                                                  26,819              10,874             54,365
                                                    -------------------------------------------------------------
    Total assets                                            98,879,834          13,990,008        233,658,141
                                                    -------------------------------------------------------------
LIABILITIES
  Payables
    Distributions to shareholders                                    -                   -                  -
    Investments purchased                                      958,050                   -          4,195,441
    Fund shares repurchased                                    699,115             247,536            164,906
    Management fee                                              82,430              11,153            162,048
    12b-1 service and distribution fees                         18,290               1,710              4,103
    Other payables to related parties                           37,575               8,929             65,192
  Accrued expenses                                              41,193              10,078             39,002
                                                    -------------------------------------------------------------
    Total liabilities                                        1,836,653             279,406          4,630,692
                                                    -------------------------------------------------------------
NET ASSETS                                                $ 97,043,181         $13,119,602       $229,027,449
                                                    =============================================================
CLASS A
  Net Assets                                              $ 18,050,252         $ 6,823,130       $220,948,323
  Outstanding shares                                         1,875,141           1,017,870         16,532,969
  Net asset value and redemption price per share          $       9.63         $      6.70       $      13.36
  Maximum offering price per share*                       $      10.22         $      7.11       $      14.18
                                                    -------------------------------------------------------------
CLASS B
  Net Assets                                              $ 58,037,168         $ 4,994,106       $  7,047,219
  Outstanding shares                                         6,089,923             756,825            548,061
  Net asset value, offering price and redemption
    price** per share                                     $       9.53         $      6.60       $      12.86
                                                    -------------------------------------------------------------
CLASS C
  Net Assets                                              $ 20,485,213         $ 1,155,594       $    721,712
  Outstanding shares                                         2,149,369             175,504             57,502
  Net asset value, offering price and redemption
    price*** per share                                    $       9.53         $      6.58       $      12.55
                                                    -------------------------------------------------------------
ADVISOR CLASS
  Net Assets                                              $    470,548         $   146,772       $    310,195
  Outstanding shares                                            48,698              22,270             23,208
  Net asset value, offering price and redemption
    price per share                                       $       9.66         $      6.59       $      13.37
                                                    -------------------------------------------------------------
NET ASSETS CONSIST OF
Capital paid-in                                           $100,523,399         $23,388,157       $224,765,343
Undistributed net realized (loss) gain on
  investments and foreign currency transactions             (6,579,164)         (9,712,901)       (22,579,583)
Undistributed net investment income (Accumulated
  net investment loss)                                         473,438             (18,807)          (587,188)
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions              2,625,508            (536,847)        27,428,877
                                                    -------------------------------------------------------------
NET ASSETS                                                $ 97,043,181         $13,119,602       $229,027,449
                                                    =============================================================
      (a) Investments, identified cost                    $ 90,530,296         $12,936,349       $191,011,379
                                                    -------------------------------------------------------------
       *  On sales of more than $50,000 the offering price is reduced. Maximum sales charge (load) is 5.75%
          for all Funds except Ivy Bond Fund and Ivy Money Market Fund. Ivy Bond Fund's sales charge is
          4.75%; Ivy Money Market Fund does not have a sales charge.
      **  Subject to a maximum deferred sales charge of 5%.
     ***  Subject to a maximum deferred sales charge of 1%.

 58         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)


                                                          June 30, 2001

          IVY US BLUE CHIP   IVY US EMERGING     IVY BOND      IVY MONEY
                FUND           GROWTH FUND         FUND       MARKET FUND
            $63,801,022       $116,760,708     $ 59,651,952   $23,303,531
                 40,534         12,040,879          912,414       100,073
                613,605            886,227                -             -
                  2,468              7,113          489,149       191,139
                 42,668              3,556        1,462,749             -
                 25,938                  -                -        15,919
                      -                  -                -             -
                      -                  -                -             -
                 16,757             39,034           21,402        18,886
      -----------------------------------------------------------------------
             64,542,992        129,737,517       62,537,666    23,629,548
      -----------------------------------------------------------------------
                      -                  -          287,954        34,920
                      -          3,139,618                -             -
                168,560            586,647          114,073       628,821
                 40,509             88,110           25,972         8,212
                  6,638             14,109            6,963             -
                 23,562             37,115           16,773         9,892
                 30,148             29,576           21,461        20,093
      -----------------------------------------------------------------------
                269,417          3,895,175          473,196       701,938
      -----------------------------------------------------------------------
            $64,273,575       $125,842,342     $ 62,064,470   $22,927,610
      =======================================================================
            $40,451,309       $ 75,737,168     $ 40,342,609   $16,560,678
              4,108,637          2,834,165        5,047,917    16,560,678
            $      9.85       $      26.72     $       7.99   $      1.00
            $     10.45       $      28.35     $       8.39   $         -
      -----------------------------------------------------------------------
            $21,246,945       $ 41,891,879     $ 18,778,836   $ 5,833,256
              2,188,119          1,639,814        2,353,363     5,833,256
            $      9.71       $      25.55     $       7.98   $      1.00
      -----------------------------------------------------------------------
            $ 1,575,309       $  6,500,057     $  2,748,226   $   533,676
                162,190            254,634          343,434       533,676
            $      9.71       $      25.53     $       8.00   $      1.00
      -----------------------------------------------------------------------
            $ 1,000,012       $  1,713,238     $    194,799   $         -
                100,811             63,525           24,381             -
            $      9.92       $      26.97     $       7.99   $         -
      -----------------------------------------------------------------------
            $64,751,248       $116,512,483     $ 92,038,124   $22,927,610
             (5,263,827)        (9,388,997)     (28,406,303)            -
               (168,406)          (883,242)        (212,263)            -
              4,954,560         19,602,098       (1,355,088)            -
      -----------------------------------------------------------------------
            $64,273,575       $125,842,342     $ 62,064,470   $22,927,610
      =======================================================================
            $58,846,462       $ 97,158,610     $ 61,007,040   $23,303,351
      -----------------------------------------------------------------------

    STATEMENTS OF OPERATIONS
    (Unaudited)




    For the Six Months Ended June 30, 2001


                                                                                                IVY EUROPEAN
                                                          IVY CUNDILL GLOBAL   IVY DEVELOPING   OPPORTUNITIES
                                                              VALUE FUND        MARKETS FUND        FUND
INVESTMENT INCOME
  Dividends, net of foreign taxes withheld (a)                 $  7,368          $ 113,627      $  1,624,789
  Interest                                                        2,729             11,302            91,601
                                                      -----------------------------------------------------------
                                                                 10,097            124,929         1,716,390
                                                      -----------------------------------------------------------
EXPENSES
  Management fee                                                  4,073             40,959           792,441
  Transfer agent                                                    334             27,952           283,224
  Administrative services fee                                       407              4,096            79,340
  Custodian fees                                                  1,094             18,430           138,359
  Blue Sky fees                                                  13,956             16,870            22,269
  Auditing and accounting fees                                    8,467             13,220            11,352
  Shareholder reports                                               112              2,374            21,868
  Amortization of deferred offering and
    organization expenses                                         4,133                  -                 -
  Fund accounting                                                10,259             12,706            55,897
  Trustees' fees                                                  2,366              2,828             7,163
  12b-1 service and distribution fees                                 -             28,143           522,999
  Legal                                                          19,510             20,261            19,601
  Other                                                           2,341              1,028            25,350
                                                      -----------------------------------------------------------
                                                                 67,052            188,867         1,979,863
  Expenses reimbursed by Manager                                (59,110)           (80,715)                -
                                                      -----------------------------------------------------------
    Net expenses                                                  7,942            108,152         1,979,863
                                                      -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      2,155             16,777          (263,473)
                                                      -----------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized gain (loss)                                       59,411           (711,942)      (22,085,426)
  Net change in unrealized (depreciation)
    appreciation                                                (22,598)           395,899       (11,216,507)
                                                      -----------------------------------------------------------
  Net gain (loss) on investment and foreign
    currency transactions                                        36,813           (316,043)      (33,301,933)
                                                      -----------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $ 38,968          $(299,266)     $(33,565,406)
                                                      ===========================================================
  (a) Foreign taxes withheld                                   $    807          $  10,080      $    228,320
                                                      -----------------------------------------------------------

 60         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)


                                 For the Six Months Ended June 30, 2001

                    IVY GLOBAL       IVY GLOBAL           IVY
    IVY GLOBAL       NATURAL          SCIENCE &      INTERNATIONAL
       FUND       RESOURCES FUND   TECHNOLOGY FUND       FUND
    $   102,002     $  119,679      $      8,330     $   9,830,822
          6,096         17,593           172,157           375,652
----------------------------------------------------------------------
        108,098        137,272           180,487        10,206,474
----------------------------------------------------------------------
         56,252         60,380           263,543         3,970,779
         23,397         37,410           124,502         1,021,609
          5,625          6,038            26,354           385,438
         51,849         22,159             3,467           146,361
         14,832         16,253            19,251            21,346
         11,304         12,204            10,936            36,023
          1,998          2,068            11,873            67,135
              -          4,873             5,955                 -
         18,377         14,415            38,747            98,167
          2,896          2,786             4,846            30,159
         29,101         31,047           169,822         1,870,364
         20,282         20,646            20,646            24,584
          1,117            657             3,852            82,861
----------------------------------------------------------------------
        237,030        230,936           703,794         7,754,826
        (97,933)       (82,145)          (20,043)                -
----------------------------------------------------------------------
        139,097        148,791           683,751         7,754,826
----------------------------------------------------------------------
        (30,999)       (11,519)         (503,264)        2,451,648
----------------------------------------------------------------------
     (1,014,708)       820,179       (19,802,906)      (63,917,259)
       (479,907)       565,811        (4,765,590)      (75,076,366)
----------------------------------------------------------------------
     (1,494,615)     1,385,990       (24,568,496)     (138,993,625)
----------------------------------------------------------------------
    $(1,525,614)    $1,374,471      $(25,071,760)    $(136,541,977)
======================================================================
    $     6,693     $    3,992      $        106     $     973,012
----------------------------------------------------------------------

    STATEMENTS OF OPERATIONS
    (Unaudited)




    For the Six Months Ended June 30, 2001


                                                   IVY INTERNATIONAL                        IVY PACIFIC
                                                         SMALL         IVY INTERNATIONAL   OPPORTUNITIES    IVY GROWTH
                                                    COMPANIES FUND        VALUE FUND           FUND            FUND
INVESTMENT INCOME
  Dividends, net of foreign taxes withheld(a)         $    85,136        $  1,704,377       $   135,850    $    681,619
  Interest                                                 34,473              75,150            38,636         554,480
                                               ----------------------------------------------------------------------------
                                                          119,609           1,779,527           174,486       1,236,099
                                               ----------------------------------------------------------------------------
EXPENSES
  Management fee                                          107,924             555,633            75,829       1,026,681
  Transfer agent                                           33,161             199,196            40,062         372,529
  Administrative services fee                              10,792              55,563             7,583         120,786
  Custodian fees                                           39,611              62,804            21,958          18,190
  Blue Sky fees                                            18,944              19,020            16,357          17,189
  Auditing and accounting fees                              7,634              12,816            15,991          24,305
  Shareholder reports                                         843              13,133             4,109          32,855
  Amortization of organization expenses                     4,936               6,614                 -               -
  Fund accounting                                          18,493              54,996            18,084          62,954
  Trustees' fees                                            2,359               6,302             2,837          10,916
  12b-1 service and distribution fees                      58,611             473,281            45,864         106,927
  Legal                                                    15,787              21,064            14,233          22,031
  Other                                                     6,648                 426             5,256           7,924
                                               ----------------------------------------------------------------------------
                                                          325,743           1,480,848           268,163       1,823,287
  Expenses reimbursed by Manager                          (56,674)           (174,759)          (74,870)              -
                                               ----------------------------------------------------------------------------
    Net expenses                                          269,069           1,306,089           193,293       1,823,287
                                               ----------------------------------------------------------------------------
NET INVESTMENT (LOSS) INCOME                             (149,460)            473,438           (18,807)       (587,188)
                                               ----------------------------------------------------------------------------
NET (LOSS) GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS
  Net realized (loss) gain                             (1,211,369)         (1,629,102)         (746,669)    (22,096,571)
  Net change in unrealized (depreciation)
    appreciation                                       (4,448,652)        (14,469,936)         (536,177)     (6,001,454)
                                               ----------------------------------------------------------------------------
  Net (loss) gain on investment and foreign
    currency transactions                              (5,660,021)        (16,099,042)       (1,282,846)    (28,098,025)
                                               ----------------------------------------------------------------------------
NET (DECREASE) INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $(5,809,481)       $(15,625,600)      $(1,301,653)   $(28,685,213)
                                               ============================================================================
(a) Foreign taxes withheld                            $    10,047        $    178,961       $    12,686    $      7,634
                                               ----------------------------------------------------------------------------

 62         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                            (Unaudited)


                                 For the Six Months Ended June 30, 2001

                     IVY US
    IVY US BLUE     EMERGING      IVY BOND     IVY MONEY
     CHIP FUND    GROWTH FUND       FUND      MARKET FUND
    $   441,343   $     15,406   $        -    $      -
         47,796        405,199    2,604,042     600,296
-------------------------------------------------------------
        489,139        420,605    2,604,042     600,296
-------------------------------------------------------------
        273,154        540,239      175,504      48,449
        123,695        194,228      105,236      52,388
         36,420         63,558       35,101      12,112
         20,408         15,039          323       9,724
         18,867         16,830       18,842      13,628
         11,126         14,138       19,855       3,568
         10,873         16,806        6,594       3,737
              -              -            -           -
         44,379         55,491       30,991      16,817
          5,132          6,806        4,725       3,271
        169,492        354,313      170,341           -
         21,763         21,159       20,737      18,229
          2,775          5,240        3,094         904
-------------------------------------------------------------
        738,084      1,303,847      591,343     182,827
        (80,539)             -            -     (79,555)
-------------------------------------------------------------
        657,545      1,303,847      591,343     103,272
-------------------------------------------------------------
       (168,406)      (883,242)   2,012,699     497,024
-------------------------------------------------------------
     (4,712,237)    (7,310,438)    (875,156)          -
     (1,067,383)    (9,111,514)   1,773,365           -
-------------------------------------------------------------
     (5,779,620)   (16,421,952)     898,209           -
-------------------------------------------------------------
    $(5,948,026)  $(17,305,194)  $2,910,908    $497,024
=============================================================
    $     2,410   $          -   $        -    $      -
-------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS


                                                                IVY CUNDILL GLOBAL VALUE FUND
                                                        FOR THE SIX MONTHS        FOR THE PERIOD
                                                              ENDED               APRIL 19, 2000
                                                          JUNE 30, 2001           (COMMENCEMENT)
                                                           (UNAUDITED)       THROUGH DECEMBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                               $  2,155                $  3,500
  Net realized gain (loss) on investments and
    foreign currency transactions                              59,411                  (1,884)
  Net change in unrealized (depreciation)
    appreciation on investments and foreign
    currency transactions                                     (22,598)                 30,277
                                                    --------------------------------------------------
         Net increase (decrease) resulting from
           operations                                          38,968                  31,893
                                                    --------------------------------------------------
Class A distributions
  Dividends from net investment income                              -                       -
  Distributions from capital gains                                  -                       -
                                                    --------------------------------------------------
         Total distributions to Class A
           shareholders                                             -                       -
                                                    --------------------------------------------------
Class B distributions
  Dividends from net investment income                              -                       -
  Distributions from capital gains                                  -                       -
                                                    --------------------------------------------------
         Total distributions to Class B
           shareholders                                             -                       -
                                                    --------------------------------------------------
Class C distributions
  Dividends from net investment income                              -                       -
  Distributions from capital gains                                  -                       -
                                                    --------------------------------------------------
         Total distributions to Class C
           shareholders                                             -                       -
                                                    --------------------------------------------------
Advisor Class distributions
  Dividends from net investment income                              -                  (3,500)
  Dividends in excess of net investment income                      -                 (10,234)
  Distributions from capital gains                                  -                 (14,102)
                                                    --------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                             -                 (27,836)
                                                    --------------------------------------------------
Class I distributions
  Distributions from capital gains                                  -                       -
                                                    --------------------------------------------------
         Total distributions to Class I
           shareholders                                             -                       -
                                                    --------------------------------------------------
Fund share transactions (Note 5)
  Class A                                                           -                       -
  Class B                                                           -                       -
  Class C                                                           -                       -
  Class I                                                           -                       -
  Class Advisor                                               129,089                 742,845
                                                    --------------------------------------------------
  Net increase (decrease) resulting from Fund
    share transactions                                        129,089                 742,845
                                                    --------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       168,057                 746,902
  Net assets beginning of period                              746,902                       -
                                                    --------------------------------------------------
  NET ASSETS END OF PERIOD                                   $914,959                $746,902
                                                    ==================================================
UNDISTRIBUTED NET INVESTMENT INCOME                          $  2,155                $      -
                                                    --------------------------------------------------


                                                     IVY DEVELOPING MARKETS FUND
                                                  FOR THE SIX MONTHS
                                                        ENDED           YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31,
                                                     (UNAUDITED)           2000
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                       $    16,777       $  (109,345)
  Net realized gain (loss) on investments and
    foreign currency transactions                       (711,942)       (1,786,405)
  Net change in unrealized (depreciation)
    appreciation on investments and foreign
    currency transactions                                395,899        (2,038,411)
                                                  -------------------------------------
         Net increase (decrease) resulting from
           operations                                   (299,266)       (3,934,161)
                                                  -------------------------------------
Class A distributions
  Dividends from net investment income                         -                 -
  Distributions from capital gains                             -           (14,591)
                                                  -------------------------------------
         Total distributions to Class A
           shareholders                                        -           (14,591)
                                                  -------------------------------------
Class B distributions
  Dividends from net investment income                         -                 -
  Distributions from capital gains                             -           (16,053)
                                                  -------------------------------------
         Total distributions to Class B
           shareholders                                        -           (16,053)
                                                  -------------------------------------
Class C distributions
  Dividends from net investment income                         -                 -
  Distributions from capital gains                             -            (4,135)
                                                  -------------------------------------
         Total distributions to Class C
           shareholders                                        -            (4,135)
                                                  -------------------------------------
Advisor Class distributions
  Dividends from net investment income                         -                 -
  Dividends in excess of net investment income                 -                 -
  Distributions from capital gains                             -              (408)
                                                  -------------------------------------
         Total distributions to Advisor Class
           shareholders                                        -              (408)
                                                  -------------------------------------
Class I distributions
  Distributions from capital gains                             -                 -
                                                  -------------------------------------
         Total distributions to Class I
           shareholders                                        -                 -
                                                  -------------------------------------
Fund share transactions (Note 5)
  Class A                                               (584,002)            1,201
  Class B                                             (1,320,835)       (1,311,204)
  Class C                                               (343,955)       (1,683,419)
  Class I                                                      -                 -
  Class Advisor                                          (24,441)         (146,993)
                                                  -------------------------------------
  Net increase (decrease) resulting from Fund
    share transactions                                (2,273,233)       (3,140,415)
                                                  -------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (2,572,499)       (7,109,763)
  Net assets beginning of period                      10,031,005        17,140,768
                                                  -------------------------------------
  NET ASSETS END OF PERIOD                           $ 7,458,506       $10,031,005
                                                  =====================================
UNDISTRIBUTED NET INVESTMENT INCOME                  $    16,777       $         -
                                                  -------------------------------------

 64         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

              IVY EUROPEAN                                                         IVY GLOBAL NATURAL
           OPPORTUNITIES FUND                    IVY GLOBAL FUND                     RESOURCES FUND
    FOR THE SIX MONTHS                  FOR THE SIX MONTHS                  FOR THE SIX MONTHS
          ENDED           YEAR ENDED          ENDED           YEAR ENDED          ENDED           YEAR ENDED
      JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001      DECEMBER 31,
       (UNAUDITED)           2000          (UNAUDITED)           2000          (UNAUDITED)           2000
       $   (263,473)     $ (1,458,985)     $    (30,999)     $    (25,662)     $    (11,519)     $    (73,442)
        (22,085,426)        5,407,056        (1,014,708)        1,051,095           820,179         1,475,067
        (11,216,507)      (49,009,758)         (479,907)       (3,408,079)          565,811          (682,617)
-----------------------------------------------------------------------------------------------------------------
        (33,565,406)      (45,061,687)       (1,525,614)       (2,382,646)        1,374,471           719,008
-----------------------------------------------------------------------------------------------------------------
                  -            (4,587)                -                 -                 -                 -
                  -        (1,908,303)                -          (641,619)                -           (26,274)
-----------------------------------------------------------------------------------------------------------------
                  -        (1,912,890)                -          (641,619)                -           (26,274)
-----------------------------------------------------------------------------------------------------------------
                  -            (4,830)                -                 -                 -                 -
                  -        (1,675,847)                -          (364,126)                -            (7,177)
-----------------------------------------------------------------------------------------------------------------
                  -        (1,680,677)                -          (364,126)                -            (7,177)
-----------------------------------------------------------------------------------------------------------------
                  -            (4,196)                -                 -                 -                 -
                  -        (1,313,582)                -           (11,341)                -            (3,487)
-----------------------------------------------------------------------------------------------------------------
                  -        (1,317,778)                -           (11,341)                -            (3,487)
-----------------------------------------------------------------------------------------------------------------
                  -            (1,621)                -                 -                 -                 -
                  -                 -                 -                 -                 -                 -
                  -          (727,916)                -           (11,745)                -              (138)
-----------------------------------------------------------------------------------------------------------------
                  -          (729,537)                -           (11,745)                -              (138)
-----------------------------------------------------------------------------------------------------------------
                  -              (642)                -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -              (642)                -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
         (1,301,883)       54,123,742          (910,864)       (1,628,282)        3,769,570          (753,298)
         (4,599,346)       68,536,723          (977,280)       (1,282,931)          252,316           409,016
         (9,077,799)       56,291,817            (8,826)          (43,204)        2,104,320           270,730
                  -            23,667                 -                 -                 -                 -
         (2,985,410)       19,232,457             4,762            12,706            39,846            (6,007)
-----------------------------------------------------------------------------------------------------------------
        (17,964,438)      198,208,406        (1,892,208)       (2,941,711)        6,166,052           (79,559)
-----------------------------------------------------------------------------------------------------------------
        (51,529,844)      147,505,195        (3,417,822)       (6,353,188)        7,540,523           602,373
        180,659,451        33,154,256        13,236,429        19,589,617         9,442,320         8,839,947
-----------------------------------------------------------------------------------------------------------------
       $129,129,607      $180,659,451      $  9,818,607      $ 13,236,429      $ 16,982,843      $  9,442,320
=================================================================================================================
       $          -      $          -      $          -      $          -      $          -      $          -
-----------------------------------------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS


                                                               IVY GLOBAL SCIENCE                    IVY INTERNATIONAL
                                                                & TECHNOLOGY FUND                           FUND
                                                        FOR THE SIX MONTHS                  FOR THE SIX MONTHS
                                                              ENDED           YEAR ENDED          ENDED            YEAR ENDED
                                                          JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001       DECEMBER 31,
                                                           (UNAUDITED)           2000          (UNAUDITED)            2000
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment (loss) income                             $   (503,264)     $ (2,158,772)    $   2,451,648      $     2,215,084
  Net realized (loss) gain on investments and
    foreign currency transactions                           (19,802,906)       (5,684,935)      (63,917,259)         532,142,194
  Net change in unrealized
    (depreciation)appreciation on investments
    and foreign currency transactions                        (4,765,590)      (50,033,088)      (75,076,366)        (847,790,539)
                                                    --------------------------------------------------------------------------------
         Net (decrease) increase resulting from
           operations                                       (25,071,760)      (57,876,795)     (136,541,977)        (313,433,261)
                                                    --------------------------------------------------------------------------------
Class A distributions
  Dividends from net investment income                                -                 -                 -             (764,917)
  Dividends in excess of net investment income                        -                 -                 -                    -
  Distributions from capital gains                                    -          (394,036)                -         (261,952,258)
                                                    --------------------------------------------------------------------------------
         Total distributions to Class A
           shareholders                                               -          (394,036)                -         (262,717,175)
                                                    --------------------------------------------------------------------------------
Class B distributions
  Dividends from net investment income                                -                 -                 -                    -
  Dividends in excess of net investment income                        -                 -                 -             (372,082)
  Distributions from capital gains                                    -          (367,848)                -         (117,187,139)
                                                    --------------------------------------------------------------------------------
         Total distributions to Class B
           shareholders                                               -          (367,848)                -         (117,559,221)
                                                    --------------------------------------------------------------------------------
Class C distributions
  Dividends from net investment income                                -                 -                 -                    -
  Dividends in excess of net investment income                        -                 -                 -              (76,122)
  Distributions from capital gains                                    -          (126,455)                -          (25,686,618)
                                                    --------------------------------------------------------------------------------
         Total distributions to Class C
           shareholders                                               -          (126,455)                -          (25,762,740)
                                                    --------------------------------------------------------------------------------
Advisor Class distributions
  Dividends from net investment income                                -                 -                 -                    -
  Dividends in excess of net investment income                        -                 -                 -                   (5)
  Distributions from capital gains                                    -           (10,215)                -               (1,057)
                                                    --------------------------------------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                               -           (10,215)                -               (1,062)
                                                    --------------------------------------------------------------------------------
Class I distributions
  Dividends from net investment income                                -                 -                 -              (44,012)
  Distributions from capital gains                                    -                 -                 -          (19,644,945)
                                                    --------------------------------------------------------------------------------
         Total distributions to Class I
           shareholders                                               -                 -                 -          (19,688,957)
                                                    --------------------------------------------------------------------------------
Fund share transactions (Note 5)
  Class A                                                      (459,569)       16,637,842       (64,452,690)        (529,496,488)
  Class B                                                      (818,041)       16,632,437       (59,613,040)         (59,713,955)
  Class C                                                    (1,912,612)         (693,142)      (13,666,357)         (41,016,277)
  Class I                                                             -                 -        (8,857,814)         (94,569,785)
  Class Advisor                                                 (35,004)        1,096,760                 -                5,966
                                                    --------------------------------------------------------------------------------
  Net (decrease) increase resulting from Fund
    share transactions                                       (3,225,226)       33,673,897      (146,589,901)        (724,790,539)
                                                    --------------------------------------------------------------------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS                     (28,296,986)      (25,101,452)     (283,131,878)      (1,463,952,955)
  Net assets beginning of period                             71,493,041        96,594,483       960,312,055        2,424,265,010
                                                    --------------------------------------------------------------------------------
  NET ASSETS END OF PERIOD                                 $ 43,196,055      $ 71,493,031     $ 677,180,177      $   960,312,055
                                                    ================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                        $          -      $          -     $   2,451,648      $       100,368
                                                    --------------------------------------------------------------------------------

 66         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

         IVY INTERNATIONAL SMALL
             COMPANIES FUND               IVY INTERNATIONAL VALUE FUND       IVY PACIFIC OPPORTUNITIES FUND
    FOR THE SIX MONTHS                  FOR THE SIX MONTHS                  FOR THE SIX MONTHS
          ENDED           YEAR ENDED          ENDED           YEAR ENDED          ENDED           YEAR ENDED
      JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001      DECEMBER 31,
       (UNAUDITED)           2000          (UNAUDITED)           2000          (UNAUDITED)           2000
       $   (149,460)     $    (57,688)     $    473,438      $    541,516      $    (18,807)     $     97,777
         (1,211,369)          275,934        (1,629,102)       (1,267,887)         (746,669)         (672,263)
         (4,448,652)       (2,175,582)      (14,469,936)      (12,483,799)         (536,177)       (2,384,136)
-----------------------------------------------------------------------------------------------------------------
         (5,809,481)       (1,957,336)      (15,625,600)      (13,210,170)       (1,301,653)       (2,958,622)
-----------------------------------------------------------------------------------------------------------------
                  -                 -                 -           (75,221)                -           (77,451)
                  -                 -                 -                 -                 -                 -
                  -          (210,672)                -          (135,414)                -            (2,395)
-----------------------------------------------------------------------------------------------------------------
                  -          (210,672)                -          (210,635)                -           (79,846)
-----------------------------------------------------------------------------------------------------------------
                  -                 -                 -           (57,731)                -            (8,761)
                  -                 -                 -           (12,501)                -                 -
                  -          (124,960)                -          (126,433)                -              (271)
-----------------------------------------------------------------------------------------------------------------
                  -          (124,960)                -          (196,665)                -            (9,032)
-----------------------------------------------------------------------------------------------------------------
                  -                 -                 -           (23,757)                -           (11,120)
                  -                 -                 -            (3,581)                -                 -
                  -          (102,558)                -           (49,215)                -              (344)
-----------------------------------------------------------------------------------------------------------------
                  -          (102,558)                -           (76,553)                -           (11,464)
-----------------------------------------------------------------------------------------------------------------
                  -                 -                 -            (2,742)                -              (190)
                  -                 -                 -                 -                 -                 -
                  -          (119,878)                -            (4,936)                -                (6)
-----------------------------------------------------------------------------------------------------------------
                  -          (119,878)                -            (7,678)                -              (196)
-----------------------------------------------------------------------------------------------------------------
                  -                 -                 -                 -                 -                 -
                  -                 -                 -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -                 -                 -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
           (627,385)        8,801,905        (2,754,211)       (6,456,808)       (1,692,240)       (1,898,677)
            841,396         4,858,451        (8,232,894)      (11,961,285)         (883,413)          142,678
             63,365         3,787,459        (5,792,392)      (10,792,628)         (253,671)          907,794
                  -                 -                 -                 -                 -                 -
           (249,823)        4,489,155          (119,516)       (2,249,563)          111,707          (289,376)
-----------------------------------------------------------------------------------------------------------------
             27,553        21,936,970       (16,899,013)      (31,460,284)       (2,717,617)       (1,137,581)
-----------------------------------------------------------------------------------------------------------------
         (5,781,928)       19,421,566       (32,524,613)      (45,161,985)       (4,019,270)       (4,196,741)
         23,215,185         3,793,619       129,567,794       174,729,779        17,138,872        21,335,613
-----------------------------------------------------------------------------------------------------------------
       $ 17,433,257      $ 23,215,185      $ 97,043,181      $129,567,794      $ 13,119,602      $ 17,138,872
=================================================================================================================
       $          -      $          -      $    473,438      $          -      $          -      $      1,532
-----------------------------------------------------------------------------------------------------------------

    STATEMENTS OF CHANGES IN NET ASSETS



                                                                 IVY GROWTH FUND                   IVY US BLUE CHIP FUND
                                                        FOR THE SIX MONTHS                   FOR THE SIX MONTHS
                                                              ENDED           YEAR ENDED           ENDED           YEAR ENDED
                                                          JUNE 30, 2001      DECEMBER 31,      JUNE 30, 2001      DECEMBER 31,
                                                           (UNAUDITED)           2000           (UNAUDITED)           2000
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment (loss) income                             $   (587,188)     $  (2,725,318)     $   (168,406)     $   (390,115)
  Net realized (loss) gain on investments and
    foreign currency transactions                           (22,096,571)        34,360,096        (4,712,237)          934,230
  Net change in unrealized (depreciation)
    appreciation on investments and foreign
    currency transactions                                    (6,001,454)      (111,084,428)       (1,067,383)      (13,290,036)
                                                    ------------------------------------------------------------------------------
         Net (decrease) increase resulting from
           operations                                       (28,685,213)       (79,449,650)       (5,948,026)      (12,745,921)
                                                    ------------------------------------------------------------------------------
Class A distributions
  Dividends from net investment income                                -                  -                 -                 -
  Distributions from capital gains                                    -        (33,539,757)                -          (878,778)
                                                    ------------------------------------------------------------------------------
         Total distributions to Class A
           shareholders                                               -        (33,539,757)                -          (878,778)
                                                    ------------------------------------------------------------------------------
Class B distributions
  Dividends from net investment income                                -                  -                 -                 -
  Distributions from capital gains                                    -           (956,732)                -          (367,192)
                                                    ------------------------------------------------------------------------------
         Total distributions to Class B
           shareholders                                               -           (956,732)                -          (367,192)
                                                    ------------------------------------------------------------------------------
Class C distributions
  Dividends from net investment income                                -                  -                 -                 -
  Distributions from capital gains                                    -           (100,729)                -           (44,905)
                                                    ------------------------------------------------------------------------------
         Total distributions to Class C
           shareholders                                               -           (100,729)                -           (44,905)
                                                    ------------------------------------------------------------------------------
Advisor Class distributions
  Dividends from net investment income                                -                  -                 -                 -
  Distributions from capital gains                                    -            (45,125)                -           (16,062)
                                                    ------------------------------------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                               -            (45,125)                -           (16,062)
                                                    ------------------------------------------------------------------------------
Fund share transactions (Note 5)
  Class A                                                   (13,059,512)         8,558,057       (13,309,507)       63,404,638
  Class B                                                       369,029          2,552,576        (1,285,968)       19,746,621
  Class C                                                        50,314            501,777        (1,117,214)        1,001,804
  Class I                                                             -                  -                 -                 -
  Class Advisor                                                 (10,499)            65,791             9,849           312,228
                                                    ------------------------------------------------------------------------------
  Net (decrease) increase resulting from Fund
    share transactions                                      (12,650,668)        11,648,201       (15,702,840)       84,465,291
                                                    ------------------------------------------------------------------------------
TOTAL (DECREASE) INCREASE IN NET ASSETS                     (41,335,881)      (102,443,792)      (21,650,866)       70,412,433
  Net assets beginning of period                            270,363,330        372,807,122        85,924,441        15,512,008
                                                    ------------------------------------------------------------------------------
  NET ASSETS END OF PERIOD                                 $229,027,449      $ 270,363,330      $ 64,273,575      $ 85,924,441
                                                    ==============================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                        $          -      $           -      $          -      $          -
                                                    ------------------------------------------------------------------------------

 68         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.


       IVY US EMERGING GROWTH FUND                IVY BOND FUND                   IVY MONEY MARKET FUND
    FOR THE SIX MONTHS                  FOR THE SIX MONTHS                  FOR THE SIX MONTHS
          ENDED           YEAR ENDED          ENDED           YEAR ENDED          ENDED           YEAR ENDED
      JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001      DECEMBER 31,
       (UNAUDITED)           2000          (UNAUDITED)           2000          (UNAUDITED)           2000
       $   (883,242)     $ (3,179,789)     $  2,012,699      $  5,413,475      $    497,024      $  1,315,270
         (7,310,438)       16,723,172          (875,156)      (10,033,374)                -                 -
         (9,111,514)      (69,310,321)        1,773,365         5,835,424                 -                 -
-----------------------------------------------------------------------------------------------------------------
        (17,305,194)      (55,766,938)        2,910,908         1,215,525           497,024         1,315,270
-----------------------------------------------------------------------------------------------------------------
                  -                 -        (1,423,701)       (3,934,995)         (356,867)         (986,924)
                  -       (10,359,253)                -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -       (10,359,253)       (1,423,701)       (3,934,995)         (356,867)         (986,924)
-----------------------------------------------------------------------------------------------------------------
                  -                 -          (498,921)       (1,280,033)         (119,629)         (260,020)
                  -        (7,614,713)                -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -        (7,614,713)         (498,921)       (1,280,033)         (119,629)         (260,020)
-----------------------------------------------------------------------------------------------------------------
                  -                 -           (71,676)         (181,541)          (20,528)          (68,326)
                  -        (1,250,347)                -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -        (1,250,347)          (71,676)         (181,541)          (20,528)          (68,326)
-----------------------------------------------------------------------------------------------------------------
                  -                 -            (5,619)          (18,572)                -                 -
                  -          (234,243)                -                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------
                  -          (234,243)           (5,619)          (18,572)                -                 -
-----------------------------------------------------------------------------------------------------------------
          6,210,489        17,498,379       (12,622,368)      (14,045,320)       (3,833,179)        1,869,932
         (7,456,651)        5,006,514        (1,529,455)       (6,346,933)          (38,324)       (1,614,579)
         (1,469,911)       (1,617,766)            2,508        (1,037,965)       (1,441,629)        1,603,183
                  -                 -                 -                 -                 -                 -
            (46,872)        1,922,315               891          (127,260)                -                 -
-----------------------------------------------------------------------------------------------------------------
         (2,762,945)       22,809,442       (14,148,424)      (21,557,478)       (5,313,132)        1,858,536
-----------------------------------------------------------------------------------------------------------------
        (20,068,139)      (52,416,052)      (13,237,433)      (25,757,094)       (5,313,132)        1,858,536
        145,910,481       198,326,533        75,301,903       101,058,997        28,240,742        26,382,206
-----------------------------------------------------------------------------------------------------------------
       $125,842,342      $145,910,481      $ 62,064,470      $ 75,301,903      $ 22,927,610      $ 28,240,742
=================================================================================================================
       $          -      $          -      $          -      $          -      $          -      $          -
-----------------------------------------------------------------------------------------------------------------

    FINANCIAL HIGHLIGHTS



                                                               SELECTED PER SHARE DATA
                                                                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                                                                 NET GAIN
                                                                NET ASSET          NET           (LOSS) ON
                                                                 VALUE,         INVESTMENT      SECURITIES       TOTAL FROM
                            SHARE                               BEGINNING         INCOME       (REALIZED AND     INVESTMENT
FUND NAME                   CLASS     FOR THE PERIOD FROM       OF PERIOD         (LOSS)        UNREALIZED)      OPERATIONS

IVY CUNDILL GLOBAL VALUE   ADVISOR     01/01 to   06/30/2001(h)  $10.07           $ .02           $  .44           $  .46
FUND                                04/19(e) to   12/31/2000      10.00             .05(c)           .41              .46
                           ------------------------------------------------------------------------------------------------
IVY DEVELOPING                A        01/01 to   06/30/2001(h)    6.66             .03(c)          (.37)            (.34)
MARKETS FUND                           01/01 to   12/31/2000       8.77            (.02)(c)        (2.07)           (2.09)
                                       01/01 to   12/31/1999       6.02             .01(c)          2.80             2.81
                                       01/01 to   12/31/1998       6.82             .06 (c)(d       (.86)(d)         (.80)
                                       01/01 to   12/31/1997      10.12             .01(c)         (2.80)           (2.79)
                                       01/01 to   12/31/1996       9.05            (.02)(c)(d)       1.09(d)         1.07
                              B        01/01 to   06/30/2001(h)    6.49               -(c)          (.35)            (.35)
                                       01/01 to   12/31/2000       8.63            (.10)(c)        (2.02)           (2.12)
                                       01/01 to   12/31/1999       5.93            (.04)(c)         2.76             2.72
                                       01/01 to   12/31/1998       6.77             .01 (c)(d       (.85)(d)         (.84)
                                       01/01 to   12/31/1997      10.04            (.06)(c)        (2.76)           (2.82)
                                       01/01 to   12/31/1996       9.05            (.06)(c)(d)       1.05(d)          .99
                              C        01/01 to   06/30/2001(h)    6.52               -(c)          (.35)            (.35)
                                       01/01 to   12/31/2000       8.67            (.14)(c)        (1.99)           (2.13)
                                       01/01 to   12/31/1999       5.96            (.03)(c)         2.76             2.73
                                       01/01 to   12/31/1998       6.79             .01 (c)(d       (.84)(d)         (.83)
                                       01/01 to   12/31/1997      10.06            (.07)(c)        (2.76)           (2.83)
                                    04/30(e) to   12/31/1996       9.89            (.02)(c)(d)        .19(d)          .17
                           ADVISOR     01/01 to   06/30/2001(h)    6.70            (.04)(c)         (.37)            (.33)
                                       01/01 to   12/31/2000       8.80             .02(c)         (2.10)           (2.08)
                                       01/01 to   12/31/1999       6.05             .03(c)          2.83             2.86
                                    04/30(e) to   12/31/1998       7.48             .04 (c)(d      (1.47)(d)        (1.43)
                           ------------------------------------------------------------------------------------------------
IVY EUROPEAN                  A        01/01 to   06/30/2001(h)   17.25             .01            (3.40)           (3.39)
OPPORTUNITIES FUND                     01/01 to   12/31/2000      17.13            (.07)             .82              .75
                                    05/04(e) to   12/31/1999      10.01               -(c)         16.35            16.35
                              B        01/01 to   06/30/2001(h)   17.26            (.06)           (3.39)           (3.45)
                                       01/01 to   12/31/2000      17.13            (.18)             .83              .65
                                    05/24(e) to   12/31/1999      10.21            (.01)(c)        16.15            16.14
                              C        01/01 to   06/30/2001(h)   17.32            (.06)           (3.40)           (3.46)
                                       01/01 to   12/31/2000      17.13            (.22)             .88              .66
                                    10/24(e) to   12/31/1999      11.57            (.01)(c)         6.00             5.99
                              I        01/01 to   06/30/2001(h)   17.37             .04            (3.43)           (3.39)
                                    03/16(e) to   12/31/2000      26.00            (.01)           (7.92)           (7.93)
                           ADVISOR     01/01 to   06/30/2001(h)   17.39             .03            (3.43)           (3.40)
                                       01/01 to   12/31/2000      17.23            (.02)             .85              .83
                                    05/03(e) to   12/31/1999      10.01               -(c)         16.46            16.46
                           ------------------------------------------------------------------------------------------------
IVY GLOBAL FUND               A        01/01 to   06/30/2001(h)   10.63            (.01)(c)        (1.31)           (1.32)
                                       01/01 to   12/31/2000      13.42             .02(c)         (1.91)           (1.89)
                                       01/01 to   12/31/1999      11.32             .01(c)          2.98             2.99
                                       01/01 to   12/31/1998      10.93             .02(c)           .91              .93
                                       01/01 to   12/31/1997      13.17             .08            (1.23)           (1.15)
                                       01/01 to   12/31/1996      11.97             .08             1.86             1.94
                              B        01/01 to   06/30/2001(h)   10.30            (.06)(c)        (1.27)           (1.33)
                                       01/01 to   12/31/2000      13.14            (.09)(c)        (1.85)           (1.94)
                                       01/01 to   12/31/1999      11.19            (.10)(c)         2.94             2.84
                                       01/01 to   12/31/1998      10.90            (.09)(c)          .92              .83
                                       01/01 to   12/31/1997      13.12            (.02)           (1.20)           (1.22)
                                       01/01 to   12/31/1996      11.97            (.02)            1.85             1.83
                              C        01/01 to   06/31/2001(h)    9.93            (.06)(c)        (1.23)           (1.29)
                                       01/01 to   12/31/2000      12.75            (.11)(c)        (1.81)           (1.92)
                                       01/01 to   12/31/1999      10.90            (.16)(c)         2.90             2.74
                                       01/01 to   12/31/1998      10.67            (.16)(c)          .93              .77
                                       01/01 to   12/31/1997      12.94            (.02)           (1.24)           (1.26)
                                    04/30(e) to   12/31/1996      13.31            (.01)             .42              .41
                           ADVISOR     01/01 to   06/30/2001(h)   10.73            (.01)(c)        (1.32)           (1.33)
                                       01/01 to   12/31/2000      13.50             .05(c)         (1.92)           (1.87)
                                       01/01 to   12/31/1999      11.36             .08(c)          2.95             3.03
                                    04/30(e) to   12/31/1998      13.26             .05(c)         (1.41)           (1.36)

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY CUNDILL GLOBAL VALUE     $   -          $   -
FUND                           .05            .14
                           -------------------------------------------------------------------------------------------
IVY DEVELOPING                   -              -
MARKETS FUND                     -              -
                               .01              -
                                 -              -
                                 -            .01
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .01
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .01
                                 -              -
                                 -              -
                                 -              -
                               .06              -
                                 -              -
                           ------------------------------------------------------------------------------------------------   ------
--------------------
IVY EUROPEAN                     -              -
OPPORTUNITIES FUND               -              -
                                 -            .01
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .01
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .02
                           ------------------------------------------------------------------------------------------------   ------
--------------------
IVY GLOBAL FUND                  -              -
                                 -              -
                                 -              -
                                 -              -
                               .05            .05
                               .08            .18
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                               .05            .05
                                 -            .20
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                               .05            .05
                                 -            .30
                                 -              -
                                 -              -
                                 -              -
                                 -              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement.
    indirectly, if any, through an expense offset               (f) Total return represents aggregate total return.
    arrangement.                                                (g) Annualized.
(c) Net investment income (loss) is net of expenses             (h) Unaudited.
    reimbursed by Manager.
na -- not applicable

 70         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                           SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                       RATIOS AND SUPPLEMENTAL DATA
                                                                                                    RATIO OF
                                                      NET ASSET                NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                      VALUE,        TOTAL       END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL        END OF       RETURN       PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS    PERIOD      (%)(A)(F)      (000)       REIMBURSEMENT (%)(B)

      $   -             $   -             $   -        $10.53         4.57       $  915               1.95
        .20                 -               .39         10.07         4.66          747               1.95
  ----------------------------------------------------------------------------------------------------------------
          -                 -                 -          6.32        (5.11)       3,577               2.19
        .02                 -               .02          6.66       (23.79)       4,213               2.12
        .05                 -               .06          8.77        46.70        5,652               2.30
          -                 -                 -          6.02       (11.67)       5,487               2.18
        .30               .20               .51          6.82       (27.42)       8,584               2.31
          -                 -                 -         10.12        11.83        9,925               2.45
          -                 -                 -          6.14        (5.39)       3,008               2.96
        .02                 -               .02          6.49       (24.53)       4,525               2.90
        .02                 -               .02          8.63        45.82        7,676               2.92
          -                 -                 -          5.93       (12.35)       6,145               2.96
        .28               .16               .45          6.77       (27.93)       8,488               3.09
          -                 -                 -         10.04        10.95        6,269               3.20
          -                 -                 -          6.17        (5.37)         781               3.02
        .02                 -               .02          6.52       (24.53)       1,173               2.85
        .02                 -               .02          8.67        45.84        3,474               2.85
          -                 -                 -          5.96       (12.16)       2,641               2.96
        .27               .16               .44          6.79       (28.01)       2,420               3.12
          -                 -                 -         10.06         1.73        1,854               3.16(g)
          -                 -                 -          6.37        (4.93)          92               1.86
        .02                 -               .02          6.70       (23.60)         120               1.71
        .05                 -               .11          8.80        47.38          337               1.74
          -                 -                 -          6.05       (19.06)          82               1.68(g)
  ----------------------------------------------------------------------------------------------------------------
          -                 -                 -         13.86       (19.65)      42,942                 na
        .63                 -               .63         17.25         4.51       54,655                 na
       9.22                 -              9.23         17.13       215.58       13,932               2.22(g)
          -                 -                 -         13.81       (19.99)      41,602                 na
        .52                 -               .52         17.26         4.12       57,283                 na
       9.22                 -              9.22         17.13       209.41        5,900               2.96(g)
          -                 -                 -         13.86       (19.98)      31,757                 na
        .47                 -               .47         17.32         3.98       49,527                 na
        .42                 -               .43         17.13        51.80        8,076               2.96(g)
          -                 -                 -         13.98       (19.52)          13                 na
        .70                 -               .70         17.37       (30.40)          17                 na
          -                 -                 -         13.99       (19.55)      12,814                 na
        .67                 -               .67         17.39         5.01       19,178                 na
       9.22                 -              9.24         17.23       217.16        5,246               1.93(g)
  ----------------------------------------------------------------------------------------------------------------
          -                 -                 -          9.31       (12.42)       6,306               2.15
        .90                 -               .90         10.63       (13.91)       8,135               2.17
        .89                 -               .89         13.42        26.51       11,828               2.17
        .54                 -               .54         11.32         8.59       14,660               2.18
        .99                 -              1.09         10.93        (8.72)      19,692                 na
        .48                 -               .74         13.17        16.21       24,152                 na
          -                 -                 -          8.97       (12.91)       3,227               3.04
        .90                 -               .90         10.30       (14.58)       4,769               2.99
        .89                 -               .89         13.14        25.31        7,316               2.99
        .54                 -               .54         11.19         7.69        7,495               2.97
        .90                 -              1.00         10.90        (9.33)      10,056                 na
        .48                 -               .68         13.12        15.30        8,968                 na
          -                 -                 -          8.64       (12.99)         147               3.25
        .90                 -               .90          9.93       (14.88)         178               3.36
        .89                 -               .89         12.75        25.24          267               3.23
        .54                 -               .54         10.90         7.30          428               3.30
        .91                 -              1.01         10.67        (9.72)         727                 na
        .48                 -               .78         12.94         3.07           71                 na
          -                 -                 -          9.40       (12.40)         139               2.02
        .90                 -               .90         10.73       (13.67)         155               1.95
        .89                 -               .89         13.50        26.77          179               1.96
        .54                 -               .54         11.36       (10.19)         321               1.75(g)


             RATIOS AND SUPPLEMENTAL DATA
        RATIO OF             RATIO OF
      EXPENSES TO         NET INVESTMENT
      AVERAGE NET         INCOME (LOSS)     PORTFOLIO
     ASSETS WITHOUT         TO AVERAGE      TURNOVER
  REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
         16.46                  .53(c)           26
         19.15                  .70(c)           53
-------------------------------------------------------------------------------------------------                -
          4.15                  .87(c)            8
          3.50                 (.27)(c)          76
          3.28                  .13(c)           37
          3.47                  .88(c)           47
          2.39                  .09(c)           42
          2.82                 (.23)(c)          27
          4.93                  .09(c)            8
          4.28                (1.04)(c)          76
          3.90                 (.49)(c)          37
          4.25                  .10(c)           47
          3.17                 (.69)(c)          42
          3.57                 (.98)(c)          27
          4.99                  .04(c)            8
          4.23                (1.00)(c)          76
          3.83                 (.43)(c)          37
          4.25                  .10(c)           47
          3.20                 (.72)(c)          42
          3.53(g)              (.94)(c)(g)       27
          3.83                 1.19(c)            8
          3.09                  .14(c)           76
          2.72                  .69(c)           37
          2.97(g)              1.38(c)(g)        47
-------------------------------------------------------------------------------------------------                -
          2.10                  .07              42
          1.83                 (.36)             46
          6.10(g)              (.15)(c)(g)      108
          2.83                 (.67)             42
          2.59                (1.12)             46
          6.84(g)              (.89)(c)(g)      108
          2.86                 (.70)             42
          2.58                (1.11)             46
          6.84(g)              (.89)(c)(g)      108
          1.71                  .45              42
          1.54                 (.07)             46
          1.78                  .38              42
          1.55                 (.09)             46
          5.81(g)               .14(c)(g)       108
-------------------------------------------------------------------------------------------------                -
          3.89                 (.23)(c)          40
          3.11                  .16(c)          102
          2.77                  .09(c)           50
          2.54                  .16(c)           17
          2.07                  .58              45
          2.18                  .58              43
          4.78                (1.12)(c)          40
          3.93                 (.66)(c)         102
          3.59                 (.72)(c)          50
          3.33                 (.63)(c)          17
          2.82                 (.18)             45
          2.94                 (.17)             43
          4.99                (1.32)(c)          40
          4.30                (1.03)(c)         102
          3.83                 (.96)(c)          50
          3.66                 (.96)(c)          17
          2.82                 (.18)             45
          3.77(g)             (1.01)(g)          43
          3.76                 (.10)(c)          40
          2.89                  .38(c)          102
          2.56                  .31(c)           50
          2.11(g)               .59(c)(g)        17


    FINANCIAL HIGHLIGHTS



                                                                  SELECTED PER SHARE DATA
                                                                                        INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                                                                        NET GAIN
                                                                      NET ASSET            NET          (LOSS) ON
                                                                       VALUE,           INVESTMENT     SECURITIES      TOTAL FROM
                            SHARE                                     BEGINNING           INCOME      (REALIZED AND    INVESTMENT
FUND NAME                   CLASS         FOR THE PERIOD FROM         OF PERIOD           (LOSS)       UNREALIZED)     OPERATIONS

IVY GLOBAL NATURAL            A            01/01 to    06/30/2001(h)   $ 9.74             $    -(c)      $  1.77        $  1.77
RESOURCES FUND                             01/01 to    12/31/2000        8.91               (.07)(c)         .95            .88
                                           01/01 to    12/31/1999        6.32                  - (c)(d)      2.59(d)       2.59
                                           01/01 to    12/31/1998        9.01                .03(c)        (2.68)         (2.65)
                                           01/01 to    12/31/1997       10.00               (.11)(c)         .70            .59
                              B            01/01 to    06/30/2001(h)     9.56               (.03)(c)        1.73           1.70
                                           01/01 to    12/31/2000        8.77               (.09)(c)         .90            .81
                                           01/01 to    12/31/1999        6.27               (.04)(c)(d)       2.54(d)      2.50
                                           01/01 to    12/31/1998        9.00               (.04)(c)       (2.65)         (2.69)
                                           01/01 to    12/31/1997       10.00               (.15)(c)         .68            .53
                              C            01/01 to    06/30/2001(h)     9.40               (.01)(c)        1.68           1.67
                                           01/01 to    12/31/2000        8.63               (.07)(c)         .89            .82
                                           01/01 to    12/31/1999        6.21               (.04)(c)(d)       2.46(d)      2.42
                                           01/01 to    12/31/1998        9.00               (.14)(c)       (2.61)         (2.75)
                                           01/01 to    12/31/1997       10.00               (.17)(c)         .68            .51
                           ADVISOR         01/01 to    06/30/2001(h)     9.74                .40(c)         1.38           1.78
                                           01/01 to    12/31/2000        8.90               (.05)(c)         .95            .90
                                        04/08(e) to    12/31/1999        7.00                .02 (c)(d)      1.88(d)       1.90
                           ------------------------------------------------------------------------------------------------------
IVY GLOBAL SCIENCE &          A            01/01 to    06/30/2001(h)    27.53               (.16)(c)       (9.55)         (9.71)
TECHNOLOGY FUND                            01/01 to    12/31/2000       48.90               (.64)         (20.38)        (21.02)
                                           01/01 to    12/31/1999       23.63               (.43)          29.27          28.84
                                           01/01 to    12/31/1998       17.47               (.36)(d)        6.52(d)        6.16
                                           01/01 to    12/31/1997       16.40               (.31)(d)        1.38(d)        1.07
                                        07/22(e) to    12/31/1996       10.00               (.06)(c)        6.49           6.43
                              B            01/01 to    06/30/2001(h)    26.80               (.24)(c)       (9.27)         (9.51)
                                           01/01 to    12/31/2000       47.97               (.93)         (19.89)        (20.82)
                                           01/01 to    12/31/1999       23.31               (.62)          28.67          28.05
                                           01/01 to    12/31/1998       17.37               (.50)(d)        6.44(d)        5.94
                                           01/01 to    12/31/1997       16.44               (.32)(d)        1.25(d)         .93
                                        07/22(e) to    12/31/1996       10.00               (.06)(c)        6.52           6.46
                              C            01/01 to    06/30/2001(h)    26.93               (.27)(c)       (9.29)         (9.56)
                                           01/01 to    12/31/2000       48.19              (1.10)         (19.81)        (20.91)
                                           01/01 to    12/31/1999       23.38               (.70)          28.87          28.17
                                           01/01 to    12/31/1998       17.40               (.48)(d)        6.46(d)        5.98
                                           01/01 to    12/31/1997       16.46               (.42)(d)        1.36(d)         .94
                                        07/22(e) to    12/31/1996       10.00               (.05)(c)        6.53           6.48
                           ADVISOR         01/01 to    06/30/2001(h)    27.54               (.15)(c)       (9.54)         (9.69)
                                           01/01 to    12/31/2000       48.82               (.43)         (20.50)        (20.93)
                                           01/01 to    12/31/1999       23.62               (.24)          29.07          28.83
                                        04/15(e) to    12/31/1998       20.19               (.20)(d)        3.63(d)        3.43

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY GLOBAL NATURAL           $ -(c)         $   -
RESOURCES FUND                   -              -
                                 -              -
                                 -            .04
                                 -            .22
                                 -              -
                                 -              -
                                 -              -
                                 -            .04
                                 -            .17
                                 -              -
                                 -              -
                                 -              -
                                 -            .04
                                 -            .15
                                 -              -
                                 -              -
                                 -              -
                           ------------------------------------------------------------------
IVY GLOBAL SCIENCE &             -              -
TECHNOLOGY FUND                  -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement.
    indirectly, if any, through an expense offset               (f) Total return represents aggregate total return.
arrangement.                                                    (g) Annualized.
(c) Net investment income (loss) is net of expenses             (h) Unaudited.
reimbursed by Manager.
na -- not applicable.

 72         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                           SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                       RATIOS AND SUPPLEMENTAL DATA
                                                                                                    RATIO OF
                                                      NET ASSET                NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                      VALUE,        TOTAL       END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL        END OF       RETURN       PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS    PERIOD      (%)(A)(F)      (000)       REIMBURSEMENT (%)(B)

      $   -             $    -            $   -        $11.51         18.17      $10,282              2.26
        .05                  -              .05          9.74          9.86        5,549              2.29
          -                  -                -          8.91         40.98        5,823              2.16
          -                  -              .04          6.32        (29.35)       1,345              2.22
       1.08                .28             1.58          9.01          6.95        3,907              2.10
          -                  -                -         11.26         17.78        3,857              2.69
        .02                  -              .02          9.56          9.27        3,157              2.80
          -                  -                -          8.77         39.87        2,520              2.71
          -                  -              .04          6.27        (29.82)       1,320              2.90
       1.08                .28             1.53          9.00          6.28        2,706              2.86
          -                  -                -         11.07         17.77        2,820              2.79
        .05                  -              .05          9.40          9.49          715              2.70
          -                  -                -          8.63         38.97          472              2.73
          -                  -              .04          6.21        (30.49)          41              3.57
       1.08                .28             1.51          9.00          6.08          124              3.08
          -                  -                -         11.52         18.28           23              1.71
        .06                  -              .06          9.74         10.17           22              2.02
          -                  -                -          8.90         27.14           26              1.87(g)
  ----------------------------------------------------------------------------------------------------------------
          -                  -                -         17.82        (35.27)      20,140              2.19
          -                .35              .35         27.53        (42.99)      32,016                na
       3.57                  -             3.57         48.90        122.56       41,516                na
          -                  -                -         23.63         35.26       17,888                na
          -                  -                -         17.47          6.53       12,159                na
        .03                  -              .03         16.40         64.34        8,324              2.19(g)
          -                  -                -         17.29        (35.49)      17,776              2.95
          -                .35              .35         26.80        (43.41)      28,675                na
       3.39                  -             3.39         47.97        120.82       35,879                na
          -                  -                -         23.31         34.20       10,197                na
          -                  -                -         17.37          5.66        8,577                na
        .02                  -              .02         16.44         64.59        3,425              2.99(g)
          -                  -                -         17.37        (35.50)       4,777              2.98
          -                .35              .35         26.93        (43.40)       9,977                na
       3.36                  -             3.36         48.19        120.98       18,769                na
          -                  -                -         23.38         34.37        8,431                na
          -                  -                -         17.40          5.71        6,348                na
        .02                  -              .02         16.46         64.84        2,106              2.95(g)
          -                  -                -         17.85        (35.19)         503              2.03
          -                .35              .35         27.54        (42.88)         826                na
       3.63                  -             3.63         48.82        122.56          431                na
          -                  -                -         23.62         16.99           15                na


                RATIOS AND SUPPLEMENTAL DATA
         RATIO OF             RATIO OF
       EXPENSES TO         NET INVESTMENT
       AVERAGE NET         INCOME (LOSS)     PORTFOLIO
      ASSETS WITHOUT         TO AVERAGE      TURNOVER
   REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
           3.62                  .01(c)          79
           4.54                 (.69)(c)        134
           4.53                  .02(c)         157
           5.75                  .29(c)          98
           2.88                (1.10)(c)        199
           4.25                 (.61)(c)         79
           5.05                (1.20)(c)        134
           5.08                 (.53)(c)        157
           6.43                 (.39)(c)         98
           3.64                (1.86)(c)        199
           4.15                 (.51)(c)         79
           4.95                (1.10)(c)        134
           5.10                 (.55)(c)        157
           7.10                (1.06)(c)         98
           3.86                (2.08)(c)        199
           3.07                  .57(c)          79
           4.27                 (.42)(c)        134
           4.24(g)               .31(c)(g)      157
 --------------------------------------------------------------               ------------------------------------
           2.27                (1.51)(c)         35
           1.82                (1.53)            69
           1.98                (1.80)            62
           2.16                (1.88)            73
           2.11                (1.91)            54
           2.90(g)             (2.18)(c)(g)      23
           3.03                (2.27)(c)         35
           2.55                (2.26)            69
           2.74                (2.55)            62
           2.95                (2.67)            73
           2.92                (2.72)            54
           3.70(g)             (2.98)(c)(g)      23
           3.04                (2.28)(c)         35
           2.53                (2.23)            69
           2.68                (2.49)            62
           2.84                (2.56)            73
           2.85                (2.65)            54
           3.66(g)             (2.94)(c)(g)      23
           2.11                (1.35)(c)         35
           1.64                (1.34)            69
           1.89                (1.71)            62
           2.18(g)             (1.91)(g)         73

    FINANCIAL HIGHLIGHTS



                                                                SELECTED PER SHARE DATA
                                                                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                                                                   NET (LOSS)
                                                                  NET ASSET           NET            GAIN ON
                                                                   VALUE,          INVESTMENT      SECURITIES      TOTAL FROM
                            SHARE                                 BEGINNING          INCOME       (REALIZED AND    INVESTMENT
FUND NAME                   CLASS       FOR THE PERIOD FROM       OF PERIOD          (LOSS)        UNREALIZED)     OPERATIONS

IVY INTERNATIONAL FUND        A        01/01 to   06/30/2001(h)    $26.20            $ .12           $ (4.16)       $ (4.04)
                                       01/01 to   12/31/2000        47.09              .19             (8.18)         (7.99)
                                       01/01 to   12/31/1999        41.20              .30              8.31           8.61
                                       01/01 to   12/31/1998        39.03              .37              2.50           2.87
                                       01/01 to   12/31/1997        35.89              .24              3.47           3.71
                                       01/01 to   12/31/1996        30.67              .20              5.85           6.05
                              B        01/01 to   06/30/2001(h)     25.64                -             (4.05)         (4.05)
                                       01/01 to   12/31/2000        46.78             (.17)            (8.07)         (8.24)
                                       01/01 to   12/31/1999        40.97             (.06)             8.27           8.21
                                       01/01 to   12/31/1998        38.82                -              2.50           2.50
                                       01/01 to   12/31/1997        35.73             (.06)             3.44           3.38
                                       01/01 to   12/31/1996        30.67             (.01)             5.76           5.75
                              C        01/01 to   06/30/2001(h)     25.45                -             (4.02)         (4.02)
                                       01/01 to   12/13/2000        46.57             (.19)            (8.02)         (8.21)
                                       01/01 to   12/31/1999        40.79             (.05)             8.23           8.18
                                       01/01 to   12/31/1998        38.64                -              2.50           2.50
                                       01/01 to   12/31/1997        35.58             (.05)             3.42           3.37
                                    04/30(e) to   12/31/1996        32.68                -              3.74           3.74
                              I        01/01 to   06/30/2001(h)     26.35              .18             (4.21)         (4.03)
                                       01/01 to   12/31/2000        47.09              .64             (8.48)         (7.84)
                                       01/01 to   12/31/1999        41.21              .52              8.34           8.86
                                       01/01 to   12/31/1998        39.06              .55              2.48           3.03
                                       01/01 to   12/31/1997        35.89              .32              3.56           3.88
                                       01/01 to   12/31/1996        30.67              .27              5.88           6.15
                           ADVISOR     01/01 to   06/30/2001(h)     26.25              .15             (4.15)         (4.00)
                                    08/31(e) to   12/31/2000        40.05              .02             (5.18)         (5.16)
                           --------------------------------------------------------------------------------------------------
IVY INTERNATIONAL SMALL       A        01/01 to   06/30/2001(h)     12.71             (.07)(c)         (3.01)         (3.08)
COMPANIES FUND                         01/01 to   12/31/2000        12.45             (.03)(c)(d)        .64(d)         .61
                                       01/01 to   12/31/1999         8.95             (.05)(c)          3.58           3.53
                                       01/01 to   12/31/1998         8.66              .04(c)            .41            .45
                                       01/01 to   12/31/1997        10.00             (.01)(c)         (1.24)         (1.25)
                              B        01/01 to   06/30/2001(h)     12.53             (.10)(c)         (2.97)         (3.07)
                                       01/01 to   12/31/2000        12.30             (.13)(c)           .65            .52
                                       01/01 to   12/31/1999         8.92             (.13)(c)          3.54           3.41
                                       01/01 to   12/31/1998         8.63             (.03)(c)           .41            .38
                                       01/01 to   12/31/1997        10.00             (.05)(c)         (1.27)         (1.32)
                              C        01/01 to   06/30/2001(h)     12.60             (.11)(c)         (2.98)         (3.09)
                                       01/01 to   12/31/2000        12.38             (.12)(c)           .64            .52
                                       01/01 to   12/31/1999         8.97             (.12)(c)          3.56           3.44
                                       01/01 to   12/31/1998         8.65             (.03)(c)           .42            .39
                                       01/01 to   12/31/1997        10.00             (.06)(c)         (1.25)         (1.31)
                           ADVISOR     01/01 to   06/30/2001(h)     12.76             (.05)(c)         (3.02)         (3.07)
                                       01/01 to   12/31/2000        12.48              .02(c)(d)         .64(d)         .66
                                    07/01(e) to   12/31/1999         9.94                -(c)           2.57           2.57

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY INTERNATIONAL FUND       $   -          $   -
                               .04              -
                               .24              -
                               .35              -
                               .21              -
                               .19              -
                                 -              -
                               .04              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .05
                                 -              -
                               .04              -
                                 -              -
                                 -              -
                               .01              -
                                 -            .20
                                 -              -
                               .04              -
                               .42              -
                               .53              -
                               .32              -
                               .27            .02
                                 -              -
                                 -            .04
                           ------------------------------------------------------------------
IVY INTERNATIONAL SMALL          -              -
COMPANIES FUND                   -              -
                                 -              -
                                 -            .15
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .08
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -            .06
                                 -              -
                                 -              -
                                 -              -
                                 -              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement.
    indirectly, if any, through an expense offset               (f) Total return represents aggregate total return.
arrangement.                                                    (g) Annualized.
(c) Net investment (loss) income is net of expenses             (h) Unaudited.
reimbursed by Manager.
na -- not applicable

 74         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                           SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                       RATIOS AND SUPPLEMENTAL DATA
                                                                                                    RATIO OF
                                                      NET ASSET                NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                      VALUE,        TOTAL       END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL        END OF       RETURN       PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS    PERIOD      (%)(A)(F)      (000)       REIMBURSEMENT (%)(B)

      $    -            $   -             $   -        $22.16       (15.42)     $ 440,108               na
       12.86                -             12.90         26.20       (17.26)       588,282               na
        2.48                -              2.72         47.09        21.05      1,573,615               na
         .22              .13               .70         41.20         7.34      1,613,797               na
         .26              .10               .57         39.03        10.38      1,705,772               na
         .64                -               .83         35.89        19.72        989,254               na
           -                -                 -         21.59       (15.80)       181,109               na
       12.86                -             12.90         25.64       (17.95)       280,782               na
        2.40                -              2.40         46.78        20.15        540,514               na
         .22              .13               .35         40.97         6.43        542,997               na
         .21              .08               .29         38.82         9.46        568,521               na
         .64                -               .69         35.73        18.76        312,161               na
           -                -                 -         21.44       (15.79)        35,697               na
       12.86                -             12.90         25.46       (17.97)        57,337               na
        2.40                -              2.40         46.57        20.16        143,320               na
         .22              .13               .35         40.79         6.46        154,378               na
         .21              .09               .31         38.64         9.50        174,880               na
         .64                -               .84         35.58        11.45         44,450               na
           -                -                 -         22.32       (15.29)        20,262               na
       12.86                -             12.90         26.35       (16.92)        33,907               na
        2.52                -              2.98         47.09        21.66        166,816               na
         .22              .13               .88         41.21         7.75        156,999               na
         .28              .11               .71         39.06        10.87        115,046               na
         .64                -               .93         35.89        20.06         53,344               na
           -                -                 -         22.25       (15.24)             4               na
        8.60                -              8.64         26.25       (12.09)             4               na
  ----------------------------------------------------------------------------------------------------------------
           -                -                 -          9.63       (24.23)         6,223             2.27
         .35                -               .35         12.71         4.94          8,976             2.24
         .03                -               .03         12.45        39.45          1,069             2.33
         .01                -               .16          8.95         5.24            980             2.47
         .09                -               .09          8.66       (12.52)           992             2.50
           -                -                 -          9.46       (24.50)         4,843             2.95
         .29                -               .29         12.53         4.27          5,553             2.96
         .03                -               .03         12.30        38.24          1,238             3.10
         .01                -               .09          8.92         4.46          1,027             3.24
         .05                -               .05          8.63       (13.19)         1,007             3.31
           -                -                 -          9.51       (24.44)         3,412             2.96
         .30                -               .30         12.60         4.25          4,522             2.96
         .03                -               .03         12.38        38.36          1,196             3.04
         .01                -               .07          8.97         4.55          1,125             3.16
         .04                -               .04          8.65       (13.14)         1,574             3.23
           -                -                 -          9.69       (24.06)         2,956             1.88
         .38                -               .38         12.76         5.32          4,165             1.89
         .03                -               .03         12.48        25.87            291             1.83(g)


             RATIOS AND SUPPLEMENTAL DATA
        RATIO OF             RATIO OF
      EXPENSES TO         NET INVESTMENT
      AVERAGE NET         INCOME (LOSS)     PORTFOLIO
     ASSETS WITHOUT         TO AVERAGE      TURNOVER
  REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
          1.65                  .92              20
          1.66                  .37              91
          1.66                  .63               7
          1.58                  .83              15
          1.59                  .68               8
          1.65                  .76              14
          2.58                 (.01)             20
          2.50                 (.47)             91
          2.42                 (.13)              7
          2.41                 (.01)             15
          2.42                 (.15)              8
          2.45                 (.04)             14
          2.59                 (.02)             20
          2.49                 (.46)             91
          2.42                 (.13)              7
          2.40                  .01              15
          2.41                 (.14)              8
          2.44(g)              (.03)(g)          14
          1.29                 1.28              20
          1.24                  .79              91
          1.18                 1.11               7
          1.18                 1.23              15
          1.18                 1.08               8
          1.25                 1.16              14
          1.27                 1.31              20
          2.10(g)              (.08)(g)          91
  ------------------------------------------------------------------------------------------------
          2.75                (1.12)(c)          50
          3.77                 (.21)(c)         124
          8.56                 (.47)(c)          98
          6.38                  .39(c)           18
          4.87                 (.11)(c)          10
          3.47                (1.84)(c)          50
          4.49                 (.93)(c)         124
          9.33                (1.23)(c)          98
          7.15                 (.38)(c)          18
          5.68                 (.91)(c)          10
          3.48                (1.85)(c)          50
          4.49                 (.93)(c)         124
          9.27                (1.18)(c)          98
          7.07                 (.30)(c)          18
          5.60                 (.83)(c)          10
          2.41                 (.77)(c)          50
          3.42                  .15(c)          124
          8.06(g)               .03(c)(g)        98

    FINANCIAL HIGHLIGHTS



                                                                 SELECTED PER SHARE DATA
                                                                                     INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                                                                     NET (LOSS)
                                                                  NET ASSET              NET           GAIN ON
                                                                   VALUE,            INVESTMENT      SECURITIES     TOTAL FROM
                            SHARE                                 BEGINNING            INCOME       (REALIZED AND   INVESTMENT
FUND NAME                   CLASS       FOR THE PERIOD FROM       OF PERIOD            (LOSS)        UNREALIZED)    OPERATIONS

IVY INTERNATIONAL             A        01/01 to    06/30/2001(h)   $11.01           $  .08 (c)         $(1.46)        $(1.38)
VALUE FUND                             01/01 to    12/31/2000       11.99              .14 (c)          (1.01)          (.87)
                                       01/01 to    12/31/1999        9.48              .09 (c)           2.54           2.63
                                       01/01 to    12/31/1998        8.98              .08 (c)            .52            .60
                                    05/13(e) to    12/31/1997       10.01               -  (c)(d)       (1.03)(d)      (1.03)
                              B        01/01 to    06/30/2001(h)    10.94              .04 (c)          (1.45)         (1.41)
                                       01/01 to    12/31/2000       11.91              .02 (c)           (.96)          (.94)
                                       01/01 to    12/31/1999        9.42              .01 (c)           2.51           2.52
                                       01/01 to    12/31/1998        8.93              .01 (c)            .51            .52
                                    05/13(e) to    12/31/1997       10.01             (.02)(c)(d)       (1.06)(d)      (1.08)
                              C        01/01 to    06/30/2001(h)    10.94              .04 (c)          (1.45)         (1.41)
                                       01/01 to    12/31/2000       11.92              .02 (c)           (.97)          (.95)
                                       01/01 to    12/31/1999        9.42              .02 (c)           2.51           2.53
                                       01/01 to    12/31/1998        8.93              .01 (c)            .51            .52
                                    05/13(e) to    12/31/1997       10.01             (.02)(c)(d)       (1.06)(d)      (1.08)
                           ADVISOR     01/01 to    06/30/2001(h)    11.03              .11 (c)          (1.48)         (1.37)
                                       01/01 to    12/31/2000       11.99              .50 (c)          (1.33)          (.83)
                                       01/01 to    12/31/1999        9.48              .04 (c)           2.64           2.68
                                    02/23(e) to    12/31/1998        9.63              .11 (c)           (.13)          (.02)
                           ---------------------------------------------------------------------------------------------------
IVY PACIFIC                   A        01/01 to    06/30/2001(h)     7.42                - (c)           (.72)          (.72)
OPPORTUNITIES FUND                     01/01 to    12/31/2000        9.15              .07 (c)          (1.74)         (1.67)
                                       01/01 to    12/31/1999        6.30              .08 (c)           2.86           2.94
                                       01/01 to    12/31/1998        8.04              .13 (c)          (1.78)         (1.65)
                                       01/01 to    12/31/1997       10.30              .02 (c)(d)       (2.28)(d)      (2.26)
                                       01/01 to    12/31/1996        8.58              .03 (c)           1.74           1.77
                              B        01/01 to    06/30/2001(h)     7.33             (.02)(c)           (.71)          (.73)
                                       01/01 to    12/31/2000        9.04              .01 (c)          (1.71)         (1.70)
                                       01/01 to    12/31/1999        6.24              .02 (c)           2.81           2.83
                                       01/01 to    12/31/1998        7.96              .05 (c)          (1.73)         (1.68)
                                       01/01 to    12/31/1997       10.28             (.04)(c)(d)       (2.28)(d)      (2.32)
                                       01/01 to    12/31/1996        8.58             (.04)(c)           1.74           1.70
                              C        01/01 to    06/30/2001(h)     7.31             (.02)(c)           (.71)          (.73)
                                       01/01 to    12/31/2000        9.07              .01 (c)          (1.71)         (1.70)
                                       01/01 to    12/31/1999        6.25              .02 (c)           2.82           2.84
                                       01/01 to    12/31/1998        7.94              .08 (c)          (1.75)         (1.67)
                                       01/01 to    12/31/1997       10.24             (.03)(c)(d)       (2.27)(d)      (2.30)
                                    04/30(e) to    12/31/1996        9.44                - (c)            .89            .89
                           ADVISOR     01/01 to    06/30/2001(h)     7.30                - (c)           (.71)          (.71)
                                       01/01 to    12/31/2000        9.03              .12 (c)(d)       (1.82)(d)      (1.70)
                                       01/01 to    12/31/1999        6.27              .04 (c)           2.86           2.90
                                    02/10(e) to    12/31/1998        7.89              .08 (c)          (1.62)         (1.54)

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY INTERNATIONAL            $   -          $   -
VALUE FUND                     .04              -
                               .10              -
                               .08              -
                                 -              -
                                 -              -
                               .01              -
                               .01              -
                               .01              -
                                 -              -
                                 -              -
                               .01              -
                               .01              -
                               .01              -
                                 -              -
                                 -              -
                               .05              -
                               .10              -
                               .11              -
                           ------------------------------------------------------------------
IVY PACIFIC                      -              -
OPPORTUNITIES FUND             .06              -
                               .08              -
                               .09              -
                                 -              -
                               .03            .02
                                 -              -
                               .01              -
                               .02              -
                               .04              -
                                 -              -
                                 -              -
                                 -              -
                               .06              -
                               .01              -
                               .02              -
                                 -              -
                                 -            .09
                                 -              -
                               .03              -
                               .13              -
                               .08              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement.
    indirectly, if any, through an expense offset               (f) Total return represents aggregate total return.
arrangement.                                                    (g) Annualized.
(c) Net investment income (loss) is net of expenses             (h) Unaudited.
reimbursed by Manager.
na -- not applicable

 76         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                            SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                        RATIOS AND SUPPLEMENTAL DATA
                                                                                                     RATIO OF
                                                      NET ASSET                 NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                       VALUE,        TOTAL       END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL         END OF       RETURN       PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS     PERIOD      (%)(A)(F)      (000)       REIMBURSEMENT (%)(B)

      $   -             $   -             $   -         $ 9.63       (12.53)      $18,050              1.76
        .07                 -               .11          11.01        (7.25)       23,565              1.74
        .02                 -               .12          11.99        27.79        32,624              1.72
        .02                 -               .10           9.48         6.63        24,993              1.74
          -                 -                 -           8.98       (10.29)       16,202              1.80(g)
          -                 -                 -           9.53       (12.89)       58,037              2.49
        .02                 -               .03          10.94        (7.94)       75,609              2.51
        .02                 -               .03          11.91        26.81        95,363              2.51
        .02                 -               .03           9.42         5.84        80,938              2.49
          -                 -                 -           8.93       (10.29)       53,652              2.63(g)
          -                 -                 -           9.53       (12.89)       20,485              2.51
        .02                 -               .03          10.94        (7.97)       29,726              2.51
        .02                 -               .03          11.92        26.91        43,995              2.49
        .02                 -               .03           9.42         5.79        40,408              2.52
          -                 -                 -           8.93       (10.79)       27,074              2.63(g)
          -                 -                 -           9.66       (12.50)          471              1.46
        .08                 -               .13          11.03        (6.90)          668              1.35
        .07                 -               .17          11.99        28.30         2,748              1.38
        .02                 -               .13           9.48         (.15)          510              1.32(g)
  -----------------------------------------------------------------------------------------------------------------
          -                 -                 -           6.70        (9.70)        6,823              2.21
          -                 -               .06           7.42       (18.25)        9,096              2.16
        .01                 -               .09           9.15        46.72        12,738              2.19
          -                 -               .09           6.30       (20.56)        9,061              2.30
          -                 -                 -           8.04       (21.94)       12,020              2.44
          -                 -               .05          10.30        20.50        15,290              2.20
          -                 -                 -           6.60        (9.96)        4,994              2.94
          -                 -               .01           7.33       (18.80)        6,462              2.92
        .01                 -               .03           9.04        45.33         7,508              2.97
          -                 -               .04           6.24       (21.04)        6,080              3.08
          -                 -                 -           7.96       (22.57)        7,893              3.17
          -                 -                 -          10.28        19.67         8,995              2.95
          -                 -                 -           6.58        (9.99)        1,156              2.88
          -                 -               .06           7.31       (18.79)        1,539              3.03
        .01                 -               .02           9.07        45.41           776              3.03
          -                 -               .02           6.25       (21.02)          704              2.98
          -                 -                 -           7.94       (22.46)        1,129              3.05
          -                 -               .09          10.24         9.39           449              2.71(g)
          -                 -                 -           6.59        (9.73)          147              2.12
          -                 -               .03           7.30       (18.77)           42              1.77
        .01                 -               .14           9.03        46.29           313              1.79
          -                 -               .08           6.27       (19.56)           10              2.92(g)


           RATIOS AND SUPPLEMENTAL DATA
      RATIO OF             RATIO OF
    EXPENSES TO         NET INVESTMENT
    AVERAGE NET         INCOME (LOSS)     PORTFOLIO
   ASSETS WITHOUT         TO AVERAGE      TURNOVER
REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
        2.07                 1.45(c)          16
        1.92                  .96(c)          36
        1.87                  .92(c)          21
        1.88                  .80(c)          16
        2.11(g)               .12(c)(g)       10
        2.81                  .71(c)          16
        2.69                  .20(c)          36
        2.66                  .12(c)          21
        2.63                  .05(c)          16
        2.94(g)              (.71)(c)(g)      10
        2.83                  .69(c)          16
        2.69                  .19(c)          36
        2.64                  .14(c)          21
        2.66                  .03(c)          16
        2.94(g)              (.71)(c)(g)      10
        1.78                 1.74(c)          16
        1.53                 1.36(c)          36
        1.53                 1.25(c)          21
        1.45(g)              1.23(c)(g)       16
-------------------------------------------------------------------------------------------------
        3.20                  .09(c)          41
        3.10                  .83(c)         108
        2.84                 1.01(c)          23
        2.86                 1.60(c)          56
        2.51                  .28(c)          20
        2.48                  .32(c)          22
        3.92                 (.64)(c)         41
        3.86                  .07(c)         108
        3.62                  .24(c)          23
        3.64                  .82(c)          56
        3.24                 (.45)(c)         20
        3.23                 (.43)(c)         22
        3.86                 (.57)(c)         41
        3.97                 (.03)(c)        108
        3.68                  .18(c)          23
        3.54                  .92(c)          56
        3.12                 (.33)(c)         20
        2.99(g)              (.19)(c)(g)      22
        3.11                  .18(c)          41
        2.71                 1.23(c)         108
        2.44                 1.42(c)          23
        3.48(g)               .98(c)(g)       56

    FINANCIAL HIGHLIGHTS



                                                                SELECTED PER SHARE DATA
                                                                                    (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                    NET (LOSS)
                                                                  NET ASSET             NET           GAIN ON
                                                                   VALUE,            INVESTMENT     SECURITIES     TOTAL FROM
                            SHARE                                 BEGINNING            (LOSS)      (REALIZED AND   INVESTMENT
FUND NAME                   CLASS       FOR THE PERIOD FROM       OF PERIOD            INCOME       UNREALIZED)    OPERATIONS

IVY GROWTH FUND               A        01/01 to    06/30/2001(h)   $14.98           $(.03)            $(1.59)        $(1.62)
                                       01/01 to    12/13/2000       22.15            (.15)             (4.84)         (4.99)
                                       01/01 to    12/13/1999       19.88            (.32)              6.61           6.29
                                       01/01 to    12/13/1998       17.80             .01               2.49           2.50
                                       01/01 to    12/13/1997       17.76             .02               1.98           2.00
                                       01/01 to    12/13/1996       16.75             .02 (c)           2.86           2.88
                              B        01/01 to    06/30/2001(h)    14.48            (.09)             (1.53)         (1.62)
                                       01/01 to    12/13/2000       21.72            (.30)             (4.76)         (5.06)
                                       01/01 to    12/13/1999       19.60            (.21)              6.17           5.96
                                       01/01 to    12/13/1998       17.72            (.16)              2.46           2.30
                                       01/01 to    12/13/1997       17.69            (.14)              1.96           1.82
                                       01/01 to    12/13/1996       16.75            (.13)(c)           2.81           2.68
                              C        01/01 to    06/30/2001(h)    14.14            (.09)             (1.50)         (1.59)
                                       01/01 to    12/13/2000       21.28            (.26)             (4.70)         (4.96)
                                       01/01 to    12/13/1999       19.27            (.25)              6.08           5.83
                                       01/01 to    12/13/1998       17.47            (.16)              2.38           2.22
                                       01/01 to    12/13/1997       17.59            (.07)              1.86           1.79
                                    04/30(e) to    12/31/1996       18.46            (.06)(c)           1.02            .96
                           ADVISOR     01/01 to    06/30/2001(h)    14.99            (.04)             (1.58)         (1.62)
                                       01/01 to    12/31/2000       22.18            (.15)             (4.86)         (5.01)
                                       01/01 to    12/31/1999       19.91            (.04)              6.33           6.29
                                    04/30(e) to    12/31/1998       20.36             .03               (.06)          (.03)
                           --------------------------------------------------------------------------------------------------
IVY US BLUE CHIP FUND         A        01/01 to    06/30/2001(h)    10.59            (.01)(c)           (.73)          (.74)
                                       01/01 to    12/31/2000       12.32            (.03)(c)          (1.54)         (1.57)
                                       01/01 to    12/31/1999       10.74            (.01)(c)           1.66           1.65
                                    11/02(e) to    12/31/1998       10.00           -  (c)(d)            .74(d)         .74
                              B        01/01 to    06/30/2001(h)    10.48            (.05)(c)           (.72)          (.77)
                                       01/01 to    12/31/2000       12.29            (.09)(c)          (1.56)         (1.65)
                                       01/01 to    12/31/1999       10.72            (.07)(c)           1.65           1.58
                                    11/06(e) to    12/31/1998       10.30            (.01)(c)(d)         .43(d)         .42

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY GROWTH FUND              $   -          $   -
                                 -              -
                                 -              -
                               .02              -
                               .02            .13
                               .02            .11
                                 -              -
                                 -              -
                                 -              -
                               .02              -
                                 -            .07
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                               .02              -
                                 -            .13
                                 -            .09
                                 -              -
                                 -              -
                                 -              -
                               .02              -
                           ------------------------------------------------------------------
IVY US BLUE CHIP FUND            -              -
                                 -              -
                               .07              -
                                 -              -
                                 -              -
                                 -              -
                               .01              -
                                 -              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement.
    indirectly, if any, through an expense offset               (f) Total return represents aggregate total return.
arrangement.                                                    (g) Annualized.
(c) Net investment (loss) income is net of expenses             (h) Unaudited.
reimbursed by Manager.
na -- not applicable

 78         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                            SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                        RATIOS AND SUPPLEMENTAL DATA
                                                                                                     RATIO OF
                                                      NET ASSET                 NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                       VALUE,        TOTAL       END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL         END OF       RETURN       PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS     PERIOD      (%)(A)(F)      (000)       REIMBURSEMENT (%)(B)

      $   -             $   -             $   -         $13.36       (10.81)     $220,948                na
       2.18                 -              2.18          14.98       (22.31)      261,744                na
       4.02                 -              4.02          22.15        31.87       363,723                na
        .40                 -               .42          19.88        14.05       318,444                na
       1.81                 -              1.96          17.80        11.69       320,000                na
       1.74                 -              1.87          17.76        17.22       314,908              1.45
          -                 -                 -          12.86       (11.19)        7,047                na
       2.18                 -              2.18          14.48       (23.07)        7,517                na
       3.84                 -              3.84          21.72        30.63         8,070                na
        .40                 -               .42          19.60        12.99         4,889                na
       1.72                 -              1.79          17.72        10.69         4,433                na
       1.74                 -              1.74          17.69        16.02         3,850              2.37
          -                 -                 -          12.55       (11.24)          722                na
       2.18                 -              2.18          14.14       (23.08)          744                na
       3.82                 -              3.82          21.28        30.43           576                na
        .40                 -               .42          19.27        12.72           263                na
       1.78                 -              1.91          17.47        10.58           400                na
       1.74                 -              1.83          17.59         5.20            90              2.44(g)
          -                 -                 -          13.37       (10.81)          310                na
       2.18                 -              2.18          14.99       (22.37)          359                na
       4.02                 -              4.02          22.18        31.78           438                na
        .40                 -               .42          19.91         (.14)          347                na(g)
  -----------------------------------------------------------------------------------------------------------------
          -                 -                 -           9.85        (6.99)       40,451              1.56
        .16                 -               .16          10.59       (12.69)       57,584              1.57
          -                 -               .07          12.32        15.35         3,353              1.46
          -                 -                 -          10.74         7.40           726              1.43(g)
          -                 -                 -           9.71        (7.35)       21,247              2.31
        .16                 -               .16          10.48       (13.37)       24,314              2.31
          -                 -               .01          12.29        14.74         8,742              2.15
          -                 -                 -          10.72         4.08         1,047              2.13(g)


             RATIOS AND SUPPLEMENTAL DATA
       RATIO OF             RATIO OF
     EXPENSES TO         NET INVESTMENT
     AVERAGE NET         (LOSS) INCOME     PORTFOLIO
    ASSETS WITHOUT         TO AVERAGE      TURNOVER
 REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
         1.48                 (.45)           61
         1.34                 (.73)           94
         1.38                 (.13)           51
         1.38                  .03            59
         1.38                  .13            39
         1.45                  .13(c)         72
         2.47                (1.44)           61
         2.31                (1.70)           94
         2.34                (1.09)           51
         2.32                 (.90)           59
         2.30                 (.79)           39
         2.37                 (.79)(c)        72
         2.51                (1.48)           61
         2.33                (1.72)           94
         2.47                (1.22)           51
         2.53                (1.11)           59
         2.33                 (.82)           39
         2.44(g)              (.86)(c)(g)     72
         1.58                 (.58)           61
         1.41                 (.80)           94
         1.42                 (.17)           51
         1.18(g)               .24(g)         59
--------------------------------------------------------------------------------------------------
         1.78                 (.21)(c)        40
         1.81                 (.47)(c)        69
         3.49                 (.12)(c)        80
         6.34(g)               .02(c)(g)       3
         2.53                 (.97)(c)        40
         2.55                (1.21)(c)        69
         4.18                 (.81)(c)        80
          -               7.04(g)              (.68)(c)(g)      3

    FINANCIAL HIGHLIGHTS



                                                                SELECTED PER SHARE DATA
                                                                                    (LOSS) INCOME FROM INVESTMENT OPERATIONS
                                                                                                    NET (LOSS)
                                                                  NET ASSET             NET           GAIN ON
                                                                   VALUE,            INVESTMENT     SECURITIES     TOTAL FROM
                            SHARE                                 BEGINNING            (LOSS)      (REALIZED AND   INVESTMENT
FUND NAME                   CLASS       FOR THE PERIOD FROM       OF PERIOD            INCOME       UNREALIZED)    OPERATIONS

IVY US BLUE CHIP FUND         C        01/01 to    06/30/2001(h)   $10.49           $(.07)(c)         $ (.71)        $ (.78)
(CONTINUED)                            01/01 to    12/31/2000       12.30            (.12)(c)          (1.53)         (1.65)
                                       01/01 to    12/31/1999       10.72            (.07)(c)           1.66           1.59
                                    11/06(e) to    12/31/1998       10.30            (.01)(c)(d)         .43(d)         .42
                           ADVISOR     01/01 to    06/30/2001(h)    10.65           -  (c)              (.73)          (.73)
                                       01/01 to    12/31/2000       12.35            (.01)(c)          (1.53)         (1.54)
                                       01/01 to    12/31/1999       10.74             .02 (c)           1.69           1.71
                                    11/02(e) to    12/31/1998       10.00             .01 (c)(d)         .73(d)         .74
                           --------------------------------------------------------------------------------------------------
IVY US EMERGING               A        01/01 to    06/30/2001(h)    30.31            (.14)             (3.45)         (3.59)
GROWTH FUND                            01/01 to    12/31/2000       47.29            (.50)            (11.94)        (12.44)
                                       01/01 to    12/31/1999       32.65            (.49)             20.70          20.21
                                       01/01 to    12/31/1998       27.67            (.44)(d)           5.42(d)        4.98
                                       01/01 to    12/31/1997       26.54            (.41)(d)           1.54(d)        1.13
                                       01/01 to    12/31/1996       24.12            (.35)              4.84           4.49
                              B        01/01 to    06/30/2001(h)    29.10            (.26)             (3.29)         (3.55)
                                       01/01 to    12/31/2000       46.01            (.81)            (11.56)        (12.37)
                                       01/01 to    12/31/1999       31.93            (.77)             20.15          19.38
                                       01/01 to    12/31/1998       27.26            (.65)(d)           5.32(d)        4.67
                                       01/01 to    12/31/1997       26.33            (.33)(d)           1.26(d)         .93
                                       01/01 to    12/31/1996       24.12            (.40)              4.68           4.28
                              C        01/01 to    06/30/2001(h)    29.08            (.26)             (3.29)         (3.55)
                                       01/01 to    12/31/2000       45.98            (.92)            (11.44)        (12.36)
                                       01/01 to    12/31/1999       31.91            (.80)             20.19          19.39
                                       01/01 to    12/31/1998       27.23            (.63)(d)           5.31(d)        4.68
                                       01/01 to    12/31/1997       26.29            (.34)(d)           1.28(d)         .94
                                    04/30(e) to    12/31/1996       29.69            (.14)             (1.19)         (1.33)
                           ADVISOR     01/01 to    06/30/2001(h)    30.57            (.12)             (3.48)         (3.60)
                                       01/01 to    12/31/2000       47.57            (.40)            (12.06)        (12.46)
                                       01/01 to    12/31/1999       32.79            (.44)             20.85          20.41
                                    02/18(e) to    12/31/1998       28.82            (.23)(d)           4.20(d)        3.97

                            SELECTED PER SHARE DATA

                               LESS DISTRIBUTIONS
                           DIVIDENDS    DIVIDENDS IN
                            FROM NET    EXCESS OF NET
                           INVESTMENT    INVESTMENT
FUND NAME                    INCOME        INCOME
IVY US BLUE CHIP FUND        $   -          $   -
(CONTINUED)                      -              -
                               .01              -
                                 -              -
                                 -              -
                                 -              -
                               .10              -
                                 -              -
                           ------------------------------------------------------------------
IVY US EMERGING                  -              -
GROWTH FUND                      -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -
                                 -              -

(a) Total return does not reflect a sales charge.               (d) Based on average shares outstanding.
(b) From 1995 to 1997, total expenses include fees paid         (e) Commencement.
    indirectly, if any, through an expense offset               (f) Total return represents aggregate total return.
arrangement.                                                    (g) Annualized.
(c) Net investment (loss) income is net of expenses             (h) Unaudited.
reimbursed by Manager.
na -- not applicable

 80         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                            SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                        RATIOS AND SUPPLEMENTAL DATA
                                                                                                     RATIO OF
                                                      NET ASSET                 NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                       VALUE,        TOTAL       END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL         END OF       RETURN       PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS     PERIOD      (%)(A)(F)      (000)       REIMBURSEMENT (%)(B)

      $   -             $   -             $   -         $ 9.71        (7.44)     $  1,575              2.34
        .16                 -               .16          10.49       (13.36)        2,965              2.30
          -                 -               .01          12.30        14.84         2,497              2.08
          -                 -                 -          10.72         4.08           110              2.22(g)
          -                 -                 -           9.92        (6.85)        1,000              1.29
        .16                 -               .16          10.65       (12.42)        1,061              1.24
          -                 -               .10          12.35        15.89           920              1.10
          -                 -                 -          10.74         7.40           537              1.08(g)
  -----------------------------------------------------------------------------------------------------------------
          -                 -                 -          26.72       (11.84)       75,737                na
       4.54                 -              4.54          30.31       (25.81)       78,840                na
       5.57                 -              5.57          47.29        62.47       101,798                na
          -                 -                 -          32.65        18.00        62,961                na
          -                 -                 -          27.67         4.26        64,910                na
       2.07                 -              2.07          26.54        18.52        55,944                na
          -                 -                 -          25.55       (12.20)       41,892                na
       4.54                 -              4.54          29.10       (26.38)       56,036                na
       5.30                 -              5.30          46.01        61.27        79,659                na
          -                 -                 -          31.93        17.13        52,940                na
          -                 -                 -          27.26         3.53        47,789                na
       2.07                 -              2.07          26.33        17.65        35,321                na
          -                 -                 -          25.53       (12.21)        6,500                na
       4.54                 -              4.54          29.08       (26.37)        9,048                na
       5.32                 -              5.32          45.98        61.32        15,438                na
          -                 -                 -          31.91        17.19         9,664                na
          -                 -                 -          27.23         3.58         9,484                na
       2.07                 -              2.07          26.29        (4.48)        4,018                na
          -                 -                 -          26.97       (11.78)        1,713                na
       4.54                 -              4.54          30.57       (25.70)        1,987                na
       5.63                 -              5.63          47.57        62.85         1,432                na
          -                 -                 -          32.79        13.78           740                na


            RATIOS AND SUPPLEMENTAL DATA
       RATIO OF             RATIO OF
     EXPENSES TO         NET INVESTMENT
     AVERAGE NET         (LOSS) INCOME     PORTFOLIO
    ASSETS WITHOUT         TO AVERAGE      TURNOVER
 REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
         2.56                  (.99)(c)        40
         2.54                 (1.20)(c)        69
         4.11                  (.74)(c)        80
         7.13(g)               (.77)(c)(g)      3
         1.51                   .08(c)         40
         1.48                  (.13)(c)        69
         3.13                   .24(c)         80
         5.99(g)                .37(c)(g)       3
--------------------------------------------------------------
         1.72                 (1.06)           74
         1.55                 (1.23)           83
         1.69                 (1.53)          107
         1.70                 (1.48)           67
         1.67                 (1.37)           65
         1.76                 (1.31)           68
         2.53                 (1.87)           74
         2.31                 (2.00)           83
         2.43                 (2.27)          107
         2.45                 (2.23)           67
         2.43                 (2.13)           65
         2.52                 (2.07)           68
         2.53                 (1.87)           74
         2.30                 (1.98)           83
         2.39                 (2.23)          107
         2.40                 (2.18)           67
         2.39                 (2.09)           65
         2.52(g)              (2.07)(g)        68
         1.54                  (.88)           74
         1.36                 (1.04)           83
         1.46                 (1.30)          107
          -               1.22(g)              (1.00)(g)        67

    FINANCIAL HIGHLIGHTS



                                                          SELECTED PER SHARE DATA
                                                                                    INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                                                                      NET GAIN
                                                                  NET ASSET              NET          (LOSS) ON
                                                                   VALUE,            INVESTMENT      SECURITIES
                            SHARE                                 BEGINNING            INCOME       (REALIZED AND
FUND NAME                   CLASS       FOR THE PERIOD FROM       OF PERIOD            (LOSS)        UNREALIZED)

IVY BOND FUND                 A        01/01 to    06/30/2001(h)   $ 7.89           $  .28             $  .06
                                       01/01 to    12/31/2000        8.29              .55               (.40)
                                       01/01 to    12/31/1999        9.54              .67              (1.24)
                                       01/01 to    12/31/1998       10.22              .69               (.69)
                                       01/01 to    12/31/1997        9.80              .80                .42
                                       01/01 to    12/31/1996        9.78              .72                .03
                              B        01/01 to    06/30/2001(h)     7.88              .21                .09
                                       01/01 to    12/31/2000        8.28              .48               (.40)
                                       01/01 to    12/31/1999        9.53              .59              (1.24)
                                       01/01 to    12/31/1998       10.22              .59               (.67)
                                       01/01 to    12/31/1997        9.80              .68                .46
                                       01/01 to    12/31/1996        9.78              .64                .04
                              C        01/01 to    06/30/2001(h)     7.91              .21                .09
                                       01/01 to    12/31/2000        8.31              .48               (.40)
                                       01/01 to    12/31/1999        9.55              .62              (1.25)
                                       01/01 to    12/31/1998       10.24              .60               (.68)
                                       01/01 to    12/31/1997        9.82              .64                .48
                                    04/30(e) to    12/31/1996        9.44              .39                .43
                           ADVISOR     01/01 to    06/30/2001(h)     7.90              .24                .09
                                       01/01 to    12/31/2000        8.28              .56               (.38)
                                       01/01 to    12/31/1999        9.54              .67              (1.24)
                                    01/20(e) to    12/31/1998       10.28              .69               (.72)
                           --------------------------------------------------------------------------------------
IVY MONEY MARKET FUND(I)      A        01/01 to    06/30/2001(h)     1.00              .02 (c)              -
                                       01/01 to    12/31/2000        1.00              .05 (c)              -
                                       01/01 to    12/31/1999        1.00              .04 (c)              -
                                       01/01 to    12/31/1998        1.00              .05 (c)              -
                                       01/01 to    12/31/1997        1.00              .05 (c)              -
                                       01/01 to    12/31/1996        1.00              .04 (c)              -
                              B        01/01 to    06/30/2001(h)     1.00              .02 (c)              -
                                       01/01 to    12/31/2000        1.00              .05 (c)              -
                                       01/01 to    12/31/1999        1.00              .04 (c)              -
                                       01/01 to    12/31/1998        1.00              .05 (c)              -
                                       01/01 to    12/31/1997        1.00              .05 (c)              -
                                       01/01 to    12/31/1996        1.00              .05 (c)              -
                              C        01/01 to    06/30/2001(h)     1.00              .02 (c)              -
                                       01/01 to    12/31/2000        1.00              .05 (c)              -
                                       01/01 to    12/31/1999        1.00              .04 (c)              -
                                       01/01 to    12/31/1998        1.00              .05 (c)              -
                                       01/01 to    12/31/1997        1.00              .05 (c)              -
                                    04/30(e) to    12/31/1996        1.00              .03 (c)              -

                                      SELECTED PER SHARE DATA
                         INCOME (LOSS) FROM INVESTMENT OPERATIONS
                                                  LESS DISTRIBUTIONS
                                              DIVIDENDS    DIVIDENDS IN
                           TOTAL FROM          FROM NET    EXCESS OF NET
                           INVESTMENT         INVESTMENT    INVESTMENT
FUND NAME                  OPERATIONS           INCOME        INCOME
IVY BOND FUND                $  .34             $ .24          $   -
                                .15               .55              -
                               (.57)              .67            .01
                                  -               .68              -
                               1.22               .80              -
                                .75               .72            .01
                                .30               .20              -
                                .08               .48              -
                               (.65)              .59            .01
                               (.08)              .59            .02
                               1.14               .72              -
                                .68               .64            .02
                                .30               .21              -
                                .08               .48              -
                               (.63)              .61              -
                               (.08)              .60            .01
                               1.12               .70              -
                                .82               .39            .05
                                .33               .24              -
                                .18               .56              -
                               (.57)              .67            .02
                               (.03)              .69            .02
                           --------------------------------------------------------------------------------------------------------
IVY MONEY MARKET FUND(I)        .02               .02              -
                                .05               .05              -
                                .04               .04              -
                                .05               .05              -
                                .05               .05              -
                                .04               .04              -
                                .02               .02              -
                                .05               .05              -
                                .04               .04              -
                                .05               .05              -
                                .05               .05              -
                                .05               .05              -
                                .02               .02              -
                                .05               .05              -
                                .04               .04              -
                                .05               .05              -
                                .05               .05              -
                                .03               .03              -

(a) Total return does not reflect a sales charge.               (f) Total return represents aggregate total return.
(b) From 1995 to 1997, total expenses include fees paid         (g) Annualized.
    indirectly, if any, through an expense offset               (h) Unaudited.
arrangement.                                                    (i) The seven day and thirty day yield for Class A shares at
(c) Net investment income (loss) is net of expenses             June 30, 2001 was 3.17 and 3.12, respectively. The seven day
reimbursed by Manager.                                          yield for Class B shares at June 30, 2001 was 3.24% and the
(d) Based on average shares outstanding.                        thirty day yield was 3.18%. The seven day yield for Class C
(e) Commencement.                                               shares at June 30, 2001 was 3.12% (unaudited).
na -- not applicable

 82         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                            SELECTED PER SHARE DATA
         LESS DISTRIBUTIONS                                                        RATIOS AND SUPPLEMENTAL DATA
                                                                                                     RATIO OF
                                                      NET ASSET                 NET ASSETS,        EXPENSES TO
  DISTRIBUTIONS     DISTRIBUTIONS                       VALUE,        TOTAL       END OF           AVERAGE NET
       FROM          IN EXCESS OF         TOTAL         END OF       RETURN       PERIOD           ASSETS WITH
  REALIZED GAINS    REALIZED GAINS    DISTRIBUTIONS     PERIOD      (%)(A)(F)      (000)       REIMBURSEMENT (%)(B)

      $   -             $   -             $ .24         $ 7.99         4.32      $ 40,343                na
          -                 -               .55           7.89         1.89        52,305                na
          -                 -               .68           8.29        (6.17)       69,249                na
          -                 -               .68           9.54            -       109,445                na
          -                 -               .80          10.22        11.87       106,497                na
          -                 -               .73           9.80         8.06        97,881                na
          -                 -               .20           7.98         3.89        18,779                na
          -                 -               .48           7.88         1.03        20,079                na
          -                 -               .60           8.28        (6.97)       27,550                na
          -                 -               .61           9.53         (.81)       42,166                na
          -                 -               .72          10.22        11.12        18,499                na
          -                 -               .66           9.80         7.25         5,300                na
          -                 -               .21           8.00         3.79         2,748                na
          -                 -               .48           7.91         1.07         2,726                na
          -                 -               .61           8.31        (6.81)        3,928                na
          -                 -               .61           9.55         (.81)       11,266                na
          -                 -               .70          10.24        11.11         6,580                na
          -                 -               .44           9.82         8.81           618                na
          -                 -               .24           7.99         4.23           195                na
          -                 -               .56           7.90         2.26           192                na
          -                 -               .69           8.28        (6.21)          332                na
          -                 -               .71           9.54         (.30)          347                na
  -----------------------------------------------------------------------------------------------------------------
          -                 -               .02           1.00         2.02        16,561               .86
          -                 -               .05           1.00         5.37        20,394               .85
          -                 -               .04           1.00         4.16        18,524               .88
          -                 -               .05           1.00         4.51        19,103               .87
          -                 -               .05           1.00         4.60        15,385               .88
          -                 -               .04           1.00         4.47        21,359               .86
          -                 -               .02           1.00         2.05         5,833               .81
          -                 -               .05           1.00         5.35         5,872               .87
          -                 -               .04           1.00         4.30         7,486               .77
          -                 -               .05           1.00         4.59         6,636               .76
          -                 -               .05           1.00         4.77         3,812               .70
          -                 -               .05           1.00         4.57         3,474               .77
          -                 -               .02           1.00         2.04           534               .83
          -                 -               .05           1.00         5.65         1,975               .72
          -                 -               .04           1.00         4.14           372               .87
          -                 -               .05           1.00         4.55           423               .81
          -                 -               .05           1.00         4.78           405               .70
          -                 -               .03           1.00         4.78            74               .56(g)


            RATIOS AND SUPPLEMENTAL DATA
       RATIO OF             RATIO OF
     EXPENSES TO         NET INVESTMENT
     AVERAGE NET         INCOME (LOSS)     PORTFOLIO
    ASSETS WITHOUT         TO AVERAGE      TURNOVER
 REIMBURSEMENT (%)(B)    NET ASSETS (%)    RATE (%)
         1.42                  6.00             13
         1.62                  6.71             26
         1.52                  7.40             28
         1.39                  6.88             43
         1.47                  7.08             71
         1.56                  7.36             90
         2.28                  5.14             13
         2.45                  5.88             26
         2.36                  6.55             28
         2.13                  6.13             43
         2.21                  6.35             71
         2.19                  6.62             90
         2.21                  5.21             13
         2.40                  5.93             26
         2.26                  6.65             28
         2.12                  6.15             43
         2.20                  6.35             71
         2.35(g)               6.56(g)          90
         1.35                  6.06             13
         1.49                  6.84             26
         1.43                  7.49             28
         1.11(g)               7.16(g)          43
--------------------------------------------------------------
         1.52                  4.08(c)          na
         1.52                  5.38(c)          na
         1.40                  4.17(c)          na
         1.42                  4.50(c)          na
         1.57                  4.60(c)          na
         1.86                  4.47(c)          na
         1.47                  4.13(c)          na
         1.54                  5.36(c)          na
         1.29                  4.28(c)          na
         1.31                  4.61(c)          na
         1.39                  4.77(c)          na
         1.77                  4.57(c)          na
         1.49                  4.11(c)          na
         1.39                  5.51(c)          na
         1.39                  4.18(c)          na
         1.36                  4.56(c)          na
         1.39                  4.78(c)          na
         1.56(g)               4.78(c)(g)       na

    NOTES TO FINANCIAL STATEMENTS
    (Unaudited)
    June 30, 2001

Ivy Cundill Global Value Fund ("Cundill"), Ivy Developing Markets Fund ("Developing Markets"), Ivy European Opportunities Fund ("European Opportunities"), Ivy Global Fund ("Global"), Ivy Global Natural Resources Fund ("Natural Resources"), Ivy Global Science & Technology Fund ("Science & Technology"), Ivy International Fund ("International"), Ivy International Small Companies Fund ("Small Companies"), Ivy International Value Fund ("International Value") which was formerly Ivy International Fund II, Ivy Pacific Opportunities Fund ("Pacific Opportunities"), Ivy Growth Fund ("Growth"), Ivy US Blue Chip Fund ("Blue Chip"), Ivy US Emerging Growth Fund ("Emerging Growth"), Ivy Bond Fund ("Bond"), and Ivy Money Market Fund ("Money Market"), (the "Funds"), are each a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and (except for Money Market) Advisor Class are authorized. Cundill, European Opportunities, Science & Technology, International, Small Companies, International Value, Blue Chip and Bond also have an unlimited number of shares of Class I authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. For Money Market, short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 2001, Board valued securities amounted to the following and have been noted as such in each Fund's schedule of investments:

                                                  PERCENT OF
FUND                                  AMOUNT      NET ASSETS
Developing Markets                  $   126,497       1.7%
Global                                  786,653       8.0
Natural Resources                        68,780       0.4
Science & Technology                 32,076,158      73.7
Growth                               91,725,441      40.0
Blue Chip                            11,652,107      18.1
Emerging Growth                      84,756,265      67.4
Bond                                  1,500,000       2.4

On June 29, 2001, Nasdaq experienced an interruption during the day and the market was forced to close for a period of time. Upon resuming operations, Nasdaq decided to extend trading until 5:00 p.m. EST to compensate for the previously lost trading time. Under the Funds' Declaration of Trust, the Nasdaq regular trading close (4:00 p.m. EST) is the time at which all securities are to be valued by the Funds. On June 29, 2001, the Valuation Sub-Committee of the Board of Trustees (the "Committee") imposed its board value procedures and utilized the extended trading close of 5:00 p.m. as the cutoff for security valuation. Had the Nasdaq interruption not occurred, the Board valued securities as of June 30, 2001 would have amounted to:

                                                  PERCENT OF
FUND                                  AMOUNT      NET ASSETS
Developing Markets                  $   126,497       1.7%
Science & Technology                    249,750       0.6
Bond                                  1,500,000       2.4

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Funds' sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Funds classify as cash amounts on deposit with the Funds' custodian. These amounts earn interest at variable interest rates. At June 30, 2001, the interest rate was 3.25%. Amounts classified as Due to Custodian at period end represent bank overdrafts.

FEDERAL INCOME TAXES -- The Funds intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

                                                                     (Unaudited)
                                                                   June 30, 2001

The following Funds have net tax-basis capital loss carryovers as of December 31, 2000 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover amounts and expiration dates are as follows:

                          CAPITAL LOSS
FUND                       CARRYOVER     EXPIRATION DATE(S)
Developing Markets*       $10,334,000    $   155,000   2005
                                           6,822,000   2006
                                           1,688,000   2007
                                           1,669,000   2008
-----------------------------------------------------------
Natural Resources*          7,795,000      3,663,000   2006
                                           4,132,000   2007
-----------------------------------------------------------
Science & Technology        1,283,000      1,283,000   2008
-----------------------------------------------------------
International Value         4,168,000      3,103,000   2006
                                           1,065,000   2008
-----------------------------------------------------------
Pacific Opportunities       8,655,000        264,000   2002
                                             203,000   2003
                                           1,033,000   2004
                                             416,000   2005
                                           5,759,000   2006
                                             128,000   2007
                                             852,000   2008
-----------------------------------------------------------
Bond                       25,123,000      2,215,000   2003
                                             366,000   2006
                                          12,226,000   2007
                                          10,316,000   2008
-----------------------------------------------------------

* To the extent provided by the Code, the capital losses may be carried forward to offset future taxable gains, if any, which expire on varying dates, if not previously utilized, through the year 2008.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid monthly for Bond. Distributions from net investment income are declared daily and paid monthly for Money Market. Distributions from net investment income for all other Funds and capital gains for all Funds, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability.

For foreign securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds (excluding Money Market) may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies that each fund has committed to buy or sell are shown in the Schedule of Investments, as applicable. These amounts represent the aggregate exposure to each foreign currency acquired or hedged through forward foreign currency contracts at June 30, 2001. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by a fund as an unrealized gain or loss. When the contract is closed or delivery is taken, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of unrealized appreciation (depreciation) of forward foreign currency contracts reflected in a fund's Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DEFERRED OFFERING COSTS -- Offering costs incurred for Cundill have been amortized over a one-year period beginning the date the fund commenced operations which was April 19, 2000.

DEFERRED ORGANIZATION EXPENSES -- Organization expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", for Natural Resources, Science & Technology, Small Companies, and International Value have been deferred and are being amortized on a straight-line basis over a five-year period.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities

    NOTES TO FINANCIAL STATEMENTS
    (Unaudited)
    June 30, 2001

sold at a loss, non-deductible organization expenses and non-deductible offering costs, if applicable. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, each of the Funds may make reclassifications among certain of their capital accounts without impacting the net asset value of each respective Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") provides business management services to the Funds and is the Investment Adviser to all Funds. For its services, IMI receives a fee paid monthly based on average daily net assets ("ADNA") at the following annual rates:

Cundill (1)                                            1.00%
Developing Markets                                     1.00
Natural Resources (2)                                  1.00
Science & Technology                                   1.00
Small Companies (3)                                    1.00
International Value                                    1.00
Pacific Opportunities                                  1.00
Blue Chip                                              0.75
Emerging Growth                                        0.85
Money Market                                           0.40

For certain funds, the annual rates decrease as overall ADNA increases. The following chart summarizes those funds and relevant rate and asset sizes:

European Opportunities (3)   1.00%  of the first $250
                                    million of ADNA
                             0.85%  next $250 million of
                                    ADNA
                             0.75%  excess
------------------------------------------------------------
Global                       1.00%  of the first $500
                                    million of ADNA
                             0.75%  excess
------------------------------------------------------------
International                1.00%  of the first $2.0
                                    billion of ADNA
                             0.90%  next $500 million
                             0.80%  next $500 million
                             0.70%  excess
------------------------------------------------------------
Growth                       0.85%  of the first $350
                                    million of ADNA
                             0.75%  excess
------------------------------------------------------------
Bond                         0.50%  of the first $500
                                    million of ADNA
                             0.40%  excess

(1) Peter Cundill & Associates, Inc. is the subadvisor of the Fund. IMI, not the Fund, is obligated to compensate the sub-advisor.
(2) For Natural Resources, Mackenzie Financial Corporation ("MFC") is the investment advisor of the Fund. MFC receives a fee paid monthly at the annual rate of 0.50% of ADNA. The fee is collected from the Fund and remitted to MFC by Mackenzie Investment Management Inc. ("MIMI").
(3) Henderson Investment Management Limited is the sub-advisor of the Funds. IMI, not the Funds, is obligated to compensate the sub-advisor.
Currently, for Cundill, Development Markets, Global, Natural Resources, Science & Technology, Small Companies, Pacific Opportunities and Blue Chip, IMI contractually limits each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of each Fund's average net assets (1.34% in the case of Blue Chip). Currently for International Value and Money Market, IMI contractually limits each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to annual rates of 1.50% and
 .85%, respectively.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for each Fund. For those services, each Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in each Fund's Statement of Operations. At June 30, 2001, MIMI owned 64% of Cundill's shares outstanding.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of each Fund's shares, and as such, purchases shares from each Fund at net asset value to settle orders from investment dealers. For the six months ended June 30, 2001, the net amount of underwriting discount retained by IMDI is described below.

FUND                                                AMOUNT
Developing Markets                                  $  117
European Opportunities                               6,053
Global                                                 321
Natural Resources                                    5,227
Science & Technology                                 6,170
International                                        5,843
Small Companies                                      1,773
International Value                                    615
Pacific Opportunities                                  506
Growth                                               8,455
Blue Chip                                            2,593
Emerging Growth                                        725
Bond                                                 1,857

Under Service and Distribution Plans, each Fund except Growth, Blue Chip and International, reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. For Growth, Blue Chip and International, each Fund reimburses IMDI at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of each Fund. Such fees, detailed below, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

                                                                     (Unaudited)
                                                                   June 30, 2001

FUND                      CLASS A     CLASS B     CLASS C
Developing Markets        $  4,098   $   19,033   $  5,012
European Opportunities      62,801      254,917    205,281
Global                       8,803       19,506        792
Natural Resources            9,303       15,946      5,798
Science & Technology        30,192      106,769     32,861
International              535,430    1,111,509    223,425
Small Companies             10,395       27,600     20,616
International Value         26,464      326,576    120,241
Pacific Opportunities        9,897       29,190      6,777
Growth                      68,098       35,360      3,469
Blue Chip                   47,335      111,310     10,847
Emerging Growth             90,862      227,490     35,961
Bond                        59,912       96,910     13,520

Until June 30, 2001, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, was the transfer and shareholder servicing agent for each Fund. As of June 30, 2001, PFPC Inc. ("PFPC") is the transfer and shareholder servicing agent for each Fund. For those services, each Fund paid a monthly fee plus certain out-of-pocket expenses. Such fees and expenses, detailed below, are reflected as Transfer agent in the Statement of Operations.

                                                        ADVISOR
FUND                    CLASS A    CLASS B    CLASS C    CLASS    CLASS I
Cundill                 $     --   $     --   $    --   $   334   $    --
Developing Markets        10,852     13,063     3,730       307        --
European Opportunities    91,750     90,153    76,594    24,702        25
Global                    12,758      9,719       560       360        --
Natural Resources         25,377      8,844     2,652       537        --
Science & Technology      56,366     50,525    15,872     1,739        --
International            527,283    393,789    81,345         4    19,188
Small Companies           13,831      8,460     6,471     4,399        --
International Value       38,822    114,892    44,530       952        --
Pacific Opportunities     21,565     15,192     3,113       192        --
Growth                   357,912     12,490     1,366       761        --
Blue Chip                 84,271     34,295     3,656     1,473        --
Emerging Growth          101,825     77,161    12,201     3,041        --
Bond                      64,164     36,501     4,147       424        --
Money Market              38,852     11,486     2,050        --        --

3. BOARD'S COMPENSATION
Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND MERGERS

As noted below, the shareholders of Ivy Pan-Europe Fund, Ivy Growth with Income Fund, Ivy South America Fund and Ivy Asia Pacific Fund (each an "acquired fund") approved Agreements and Plans of Reorganization (the "Reorganizations") providing for the transfer of assets. On each respective merger date, European Opportunities, Blue Chip, Developing Markets and Pacific Opportunities (each "acquiring fund") acquired all or substantially all of the assets of each fund as noted below. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Code.

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                           AGGREGATE    (DEPRECIATION)     COMBINED
                                                                           VALUE OF      INCLUDED IN      NET ASSETS
                                                                          NET ASSETS      NET ASSETS     AT COMPLETION
      MERGER DATE            ACQUIRING FUND           ACQUIRED FUND       CONTRIBUTED    CONTRIBUTED       OF MERGER
  June 27, 2000         European Opportunities    Ivy Pan-Europe Fund     $ 4,637,762    $   109,943     $240,692,178
  June 27, 2000         Blue Chip                 Ivy Growth with Income  $73,884,252    $17,484,201     $ 91,519,890
                                                  Fund
  July 21, 2000         Developing Markets        Ivy South America Fund  $ 2,377,448    $   329,267     $ 17,609,857
  November 21, 2000     Pacific Opportunities     Ivy Asia Pacific Fund   $ 5,370,161    $  (187,812)    $ 19,018,051

Each Fund's respective exchange ratios were:

                                                         EUROPEAN              BLUE             DEVELOPING           PACIFIC
                                                      OPPORTUNITIES            CHIP              MARKETS          OPPORTUNITIES
  Class A                                              I=.53                  I=1.00              I=.95               I=.72
  Class B                                              I=.53                  I=0.99              I=.95               I=.72
  Class C                                              I=.53                  I=0.97              I=.93               I=.72
  Advisor                                              I=.53                  I=1.01              I=.94               I=.73

All ratios are acquired fund shares to acquiring fund shares.

    NOTES TO FINANCIAL STATEMENTS
    (Unaudited)

5. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Advisor Class, and Class I were as follows:

                                                                                     CLASS A
                                                              FOR THE SIX MONTHS                  FOR THE PERIOD
                                                                     ENDED                        JANUARY 1, 2000
                                                                 JUNE 30, 2001                 TO DECEMBER 31, 2000
CUNDILL (A)                                                 SHARES          AMOUNT           SHARES           AMOUNT
-----------                                              ------------    -------------    ------------    ---------------
  Sold                                                              -    $           -               1    $            10
  Issued on reinvestment of dividends                               -                -               -                  -
  Repurchased                                                       -                -              (1)               (10)
                                                         ------------    -------------    ------------    ---------------
Net increase (decrease)                                             -                -               -                  -
                                                         ============    =============    ============    ===============
DEVELOPING MARKETS
------------------
  Sold                                                        279,650        1,810,422       1,211,124          9,671,771
  Issued on reinvestment of dividends                               -                -           1,870             12,258
  Repurchased                                                (347,035)      (2,394,424)     (1,376,168)       (10,957,941)
  Issued on acquisition of Ivy South America Fund                   -                -         151,799          1,275,113
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                       (67,385)        (584,002)        (11,375)             1,201
                                                         ============    =============    ============    ===============
EUROPEAN OPPORTUNITIES
----------------------
  Sold                                                      3,247,800       50,954,750       5,917,943        131,082,416
  Issued on reinvestment of dividends                               -                -          91,557          1,515,777
  Repurchased                                              (3,316,951)     (52,256,633)     (3,718,358)       (79,953,242)
  Issued on acquisition of Ivy Pan-Europe Fund                      -                -          63,926          1,478,791
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                       (69,151)      (1,301,883)      2,355,068         54,123,742
                                                         ============    =============    ============    ===============
GLOBAL
------
  Sold                                                        681,062        6,765,984       1,150,883         14,273,014
  Issued on reinvestment of dividends                               -                -          55,298            573,995
  Repurchased                                                (768,524)      (7,676,848)     (1,322,546)       (16,475,291)
                                                         ------------    -------------    ------------    ---------------
Net decrease                                                  (87,462)        (910,864)       (116,365)        (1,628,282)
                                                         ============    =============    ============    ===============
NATURAL RESOURCES
-----------------
  Sold                                                        608,123        6,985,765         287,146          2,588,462
  Issued on reinvestment of dividends                               -                -           2,520             23,536
  Repurchased                                                (283,871)      (3,216,195)       (373,451)        (3,365,296)
                                                         ------------    -------------    ------------    ---------------
Net increase (decrease)                                       324,252        3,769,570         (83,785)          (753,298)
                                                         ============    =============    ============    ===============
SCIENCE & TECHNOLOGY
--------------------
  Sold                                                        488,928       10,281,199       1,176,627         57,982,753
  Issued on reinvestment of dividends                               -                -          13,324            366,448
  Repurchased                                                (521,560)     (10,740,768)       (876,114)       (41,711,359)
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                       (32,632)        (459,569)        313,837         16,637,842
                                                         ============    =============    ============    ===============
INTERNATIONAL
-------------
  Sold                                                      8,927,718      210,817,372      11,601,923        427,069,681
  Issued on reinvestment of dividends                               -                -       5,777,975        174,299,277
  Repurchased                                             (11,521,376)    (275,270,062)    (28,340,796)    (1,130,865,446)
                                                         ------------    -------------    ------------    ---------------
Net decrease                                               (2,593,658)     (64,452,690)    (10,960,898)      (529,496,488)
                                                         ============    =============    ============    ===============
SMALL COMPANIES
---------------
  Sold                                                        358,174        4,119,988         715,998         10,154,620
  Issued on reinvestment of dividends                               -                -          14,458            182,170
  Repurchased                                                (418,231)      (4,747,373)       (110,293)        (1,534,885)
                                                         ------------    -------------    ------------    ---------------
Net (decrease) increase                                       (60,057)   $    (627,385)        620,163    $     8,801,905
                                                         ============    =============    ============    ===============
(a) For prior year activity, the period was from April 19, 2000 (Commencement of Operations) to December 31, 2000.

                                                                     (Unaudited)

                         CLASS B                                                        CLASS C
    FOR THE SIX MONTHS              FOR THE PERIOD                  FOR THE SIX MONTHS              FOR THE PERIOD
          ENDED                     JANUARY 1, 2000                       ENDED                    JANUARY 1, 2000
      JUNE 30, 2001              TO DECEMBER 31, 2000                 JUNE 30, 2001              TO DECEMBER 31, 2000
  SHARES         AMOUNT         SHARES         AMOUNT             SHARES         AMOUNT         SHARES         AMOUNT
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
         -    $          -             1    $          10                -    $          -             1    $         10
         -               -             -                -                -               -             -               -
         -               -            (1)             (10)               -               -            (1)            (10)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
         -               -             -                -                -               -             -               -
==========    ============    ==========    =============       ==========    ============    ==========    ============

    22,165         149,816        91,222          763,371            4,517          30,956        28,306         277,767
         -               -         1,303            8,318                -               -           445           2,855
  (229,585)     (1,470,651)     (401,372)      (3,040,474)         (57,652)       (374,911)     (266,993)     (2,106,591)
         -               -       116,352          957,581                -               -        17,237         142,550
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
  (207,420)     (1,320,835)     (192,495)      (1,311,204)         (53,135)       (343,955)     (221,005)     (1,683,419)
==========    ============    ==========    =============       ==========    ============    ==========    ============

   228,342       3,804,320     3,399,154       76,743,482          485,603       8,139,586     3,509,145      78,670,513
         -               -        69,252        1,150,115                -               -        42,291         704,055
  (535,472)     (8,403,666)     (597,107)     (11,747,830)      (1,053,726)    (17,217,385)   (1,178,448)    (23,433,121)
         -               -       103,755        2,390,956                -               -        15,038         350,370
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
  (307,130)     (4,599,346)    2,975,054       68,536,723         (568,123)     (9,077,799)    2,388,026      56,291,817
==========    ============    ==========    =============       ==========    ============    ==========    ============

    13,609         128,454        75,284          899,024            1,450          13,116         9,884         109,721
         -               -        27,503          236,414                -               -           915           8,877
  (116,978)     (1,105,734)     (196,395)      (2,418,369)          (2,371)        (21,942)      (13,800)       (161,802)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
  (103,369)       (977,280)      (93,608)      (1,282,931)            (921)         (8,826)       (3,001)        (43,204)
==========    ============    ==========    =============       ==========    ============    ==========    ============

    94,575       1,088,266       126,162        1,143,068          231,441       2,644,105        97,274         924,455
         -               -           470            4,349                -               -           332           2,984
   (82,130)       (835,950)      (83,828)        (738,401)         (52,749)       (539,785)      (76,140)       (656,709)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
    12,445         252,316        42,804          409,016          178,692       2,104,320        21,466         270,730
==========    ============    ==========    =============       ==========    ============    ==========    ============

   151,753       3,016,515       558,748       27,683,197           19,503         396,275       225,287      11,174,785
         -               -        10,695          285,771                -               -         4,014         113,134
  (193,313)     (3,834,556)     (247,495)     (11,336,531)        (114,922)     (2,308,887)     (248,294)    (11,981,061)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
   (41,560)       (818,041)      321,948       16,632,437          (95,419)     (1,912,612)      (18,993)       (693,142)
==========    ============    ==========    =============       ==========    ============    ==========    ============

   146,802       3,537,342     1,947,058       59,520,127          361,045       8,261,020       862,175      27,429,484
         -               -     2,029,938       57,901,511                -               -       317,958       9,241,503
(2,708,861)    (63,150,382)   (4,579,283)    (177,135,593)        (947,719)    (21,927,377)   (2,005,702)    (77,687,264)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
(2,562,059)    (59,613,040)     (602,287)     (59,713,955)        (586,674)    (13,666,357)     (825,569)    (41,016,277)
==========    ============    ==========    =============       ==========    ============    ==========    ============

   124,772       1,462,573       401,507        5,664,420           76,596         892,255       339,870       4,834,943
         -               -         6,676           82,938                -               -         3,193          39,876
   (56,050)       (621,177)      (65,660)        (888,907)         (76,764)       (828,890)      (80,855)     (1,087,360)
----------    ------------    ----------    -------------       ----------    ------------    ----------    ------------
    68,722    $    841,396       342,523    $   4,858,451             (168)   $     63,365       262,208    $  3,787,459
==========    ============    ==========    =============       ==========    ============    ==========    ============

    NOTES TO FINANCIAL STATEMENTS
    (Unaudited)

                                                                                     ADVISOR CLASS
                                                                    FOR THE SIX MONTHS            FOR THE PERIOD
                                                                          ENDED                   JANUARY 1, 2000
                                                                      JUNE 30, 2001            TO DECEMBER 31, 2000
CUNDILL(A)                                                        SHARES        AMOUNT        SHARES         AMOUNT
----------                                                       --------    ------------    ---------    ------------
  Sold                                                             13,375    $    140,000       71,392    $    715,009
  Issued on reinvestment of dividends                                   -               -        2,809          27,836
  Repurchased                                                      (1,034)        (10,911)           -               -
                                                                 --------    ------------    ---------    ------------
Net increase                                                       12,341         129,089       74,201         742,845
                                                                 ========    ============    =========    ============
DEVELOPING MARKETS
------------------
  Sold                                                              2,118          13,871       21,329         187,837
  Issued on reinvestment of dividends                                   -               -           62             408
  Repurchased                                                      (5,637)        (38,312)     (42,039)       (337,442)
  Issued on acquisition of Ivy South America Fund                       -               -          261           2,204
                                                                 --------    ------------    ---------    ------------
Net decrease                                                       (3,519)        (24,441)     (20,387)       (146,993)
                                                                 ========    ============    =========    ============
EUROPEAN OPPORTUNITIES
----------------------
  Sold                                                            562,314       9,083,788    1,529,373      35,063,282
  Issued on reinvestment of dividends                                   -               -       11,480         191,491
  Repurchased                                                    (749,139)    (12,069,198)    (761,007)    (16,439,961)
  Issued on acquisition of Ivy Pan-Europe Fund                          -               -       18,115         417,645
                                                                 --------    ------------    ---------    ------------
Net (decrease) increase                                          (186,825)     (2,985,410)     797,961      19,232,457
                                                                 ========    ============    =========    ============
GLOBAL
------
  Sold                                                              4,391          46,652        3,386          42,188
  Issued on reinvestment of dividends                                   -               -        1,122          11,745
  Repurchased                                                      (4,095)        (41,890)      (3,288)        (41,227)
                                                                 --------    ------------    ---------    ------------
Net increase                                                          296           4,762        1,220          12,706
                                                                 ========    ============    =========    ============
NATURAL RESOURCES
-----------------
  Sold                                                            194,375       2,105,081           88             800
  Issued on reinvestment of dividends                                   -               -           15             138
  Repurchased                                                    (194,595)     (2,065,235)        (785)         (6,945)
                                                                 --------    ------------    ---------    ------------
Net (decrease) increase                                              (220)         39,846         (682)         (6,007)
                                                                 ========    ============    =========    ============
SCIENCE & TECHNOLOGY
--------------------
  Sold                                                              7,976         165,193       25,011       1,270,582
  Issued on reinvestment of dividends                                   -               -          213           5,857
  Repurchased                                                      (9,750)       (200,197)      (4,079)       (179,679)
                                                                 --------    ------------    ---------    ------------
Net (decrease) increase                                            (1,774)        (35,004)      21,145       1,096,760
                                                                 ========    ============    =========    ============
INTERNATIONAL
-------------
  Sold                                                                  -               -          123           4,904
  Issued on reinvestment of dividends                                   -               -           42           1,062
  Repurchased                                                           -               -            -               -
                                                                 --------    ------------    ---------    ------------
Net increase (decrease)                                                 -               -          165           5,966
                                                                 ========    ============    =========    ============
SMALL COMPANIES
---------------
  Sold                                                             40,819         495,447      345,465       5,088,965
  Issued on reinvestment of dividends                                   -               -          111           1,402
  Repurchased                                                     (62,105)       (745,270)     (42,413)       (601,212)
                                                                 --------    ------------    ---------    ------------
Net (decrease) increase                                           (21,286)   $   (249,823)     303,163    $  4,489,155
                                                                 ========    ============    =========    ============
(a) For prior year activity, the period was from April 19, 2000 (Commencement of Operations) to December 31, 2000.

                                                                     (Unaudited)

                         CLASS 1
    FOR THE SIX MONTHS              FOR THE PERIOD
          ENDED                     JANUARY 1, 2000
      JUNE 30, 2001              TO DECEMBER 31, 2000
  SHARES         AMOUNT         SHARES         AMOUNT
----------    ------------    ----------    -------------
         -    $          -             1    $          10
         -               -             -                -
         -               -            (1)             (10)
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

         -               -         1,775           42,991
         -               -            38              642
         -               -          (851)         (19,966)
         -               -             -                -
----------    ------------    ----------    -------------
         -               -           962           23,667
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -               -             -                -
==========    ============    ==========    =============

   213,712       5,286,607       531,943       22,613,335
         -               -       513,260       16,239,348
  (592,758)    (14,144,421)   (3,300,943)    (133,422,468)
----------    ------------    ----------    -------------
  (379,046)     (8,857,814)   (2,255,740)     (94,569,785)
==========    ============    ==========    =============

         -               -             -                -
         -               -             -                -
         -               -             -                -
----------    ------------    ----------    -------------
         -    $          -             -    $           -
==========    ============    ==========    =============

    NOTES TO FINANCIAL STATEMENTS
    (Unaudited)

                                                                                       CLASS A
                                                                 FOR THE SIX MONTHS                FOR THE PERIOD
                                                                        ENDED                      JANUARY 1, 2000
                                                                    JUNE 30, 2001               TO DECEMBER 31, 2000
INTERNATIONAL VALUE                                            SHARES          AMOUNT          SHARES          AMOUNT
-------------------                                          -----------    ------------    ------------    -------------
  Sold                                                         2,902,171    $ 29,663,819       5,000,493    $  54,970,891
  Issued on reinvestment of dividends                                  -               -          12,052          128,203
  Repurchased                                                 (3,168,145)    (32,418,030)     (5,593,181)     (61,555,902)
                                                             -----------    ------------    ------------    -------------
Net decrease                                                    (265,974)     (2,754,211)       (580,636)      (6,456,808)
                                                             ===========    ============    ============    =============
PACIFIC OPPORTUNITIES
---------------------
  Sold                                                           601,102       4,297,197       2,224,273       19,578,389
  Issued on reinvestment of dividends                                  -               -           9,680           70,663
  Repurchased                                                   (808,708)     (5,989,437)     (2,701,251)     (23,825,157)
  Issued on acquisition of Ivy Asia Pacific Fund                       -               -         300,056        2,277,428
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                         (207,606)     (1,692,240)       (167,242)      (1,898,677)
                                                             ===========    ============    ============    =============
GROWTH
------
  Sold                                                           452,950       6,226,398       1,087,708       23,680,772
  Issued on reinvestment of dividends                                  -               -       2,122,314       31,094,147
  Repurchased                                                 (1,394,843)    (19,285,910)     (2,155,709)     (46,216,862)
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                         (941,893)    (13,059,512)      1,054,313       (8,558,057)
                                                             ===========    ============    ============    =============
BLUE CHIP
---------
  Sold                                                           424,623       4,472,844       1,216,791       13,869,645
  Issued on reinvestment of dividends                                  -               -          73,811          771,431
  Repurchased                                                 (1,753,725)    (17,782,351)       (580,424)      (6,965,245)
  Issued on acquisition of Ivy Growth with Income Fund                 -               -       4,455,447       55,728,807
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                       (1,329,102)    (13,309,507)      5,165,625       63,404,638
                                                             ===========    ============    ============    =============
EMERGING GROWTH
---------------
  Sold                                                           749,011      20,552,676       1,011,026       47,740,315
  Issued on reinvestment of dividends                                  -               -         332,775        9,600,855
  Repurchased                                                   (516,277)    (14,342,187)       (894,950)     (39,842,791)
                                                             -----------    ------------    ------------    -------------
Net increase (decrease)                                          232,734       6,210,489         448,851       17,498,379
                                                             ===========    ============    ============    =============
BOND
----
  Sold                                                         4,078,141      32,740,775       8,026,890       63,810,144
  Issued on reinvestment of dividends                            105,526         844,840         258,708        2,292,302
  Repurchased                                                 (5,762,496)    (46,207,983)    (10,013,823)     (80,147,766)
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                       (1,578,829)    (12,622,368)     (1,728,225)     (14,045,320)
                                                             ===========    ============    ============    =============
MONEY MARKET
------------
  Sold                                                        44,520,671      44,520,671     138,629,903      138,629,903
  Issued on reinvestment of dividends                            307,022         307,022         790,013          790,013
  Repurchased                                                (48,660,872)    (48,660,872)   (137,549,984)    (137,549,984)
                                                             -----------    ------------    ------------    -------------
Net (decrease) increase                                       (3,833,179)   $ (3,833,179)      1,869,932    $   1,869,932
                                                             ===========    ============    ============    =============

                                                                     (Unaudited)

                         CLASS B                                                        CLASS C
    FOR THE SIX MONTHS               FOR THE PERIOD                FOR THE SIX MONTHS              FOR THE PERIOD
           ENDED                     JANUARY 1, 2000                      ENDED                    JANUARY 1, 2000
       JUNE 30, 2001              TO DECEMBER 31, 2000                JUNE 30, 2001             TO DECEMBER 31, 2000
  SHARES          AMOUNT         SHARES          AMOUNT           SHARES        AMOUNT         SHARES          AMOUNT
-----------    ------------    -----------    ------------      ----------    -----------    -----------    ------------
    342,269    $  3,489,577      1,469,087    $ 16,205,751         221,793    $ 2,301,715        688,406    $  7,494,303
          -               -          6,904          73,238               -              -          2,547          26,945
 (1,166,501)    (11,722,471)    (2,565,665)    (28,240,274)       (790,423)    (8,094,107)    (1,664,890)    (18,313,876)
-----------    ------------    -----------    ------------      ----------    -----------    -----------    ------------
   (824,232)     (8,232,894)    (1,089,674)    (11,961,285)       (568,630)    (5,792,392)      (973,937)    (10,792,628)
===========    ============    ===========    ============      ==========    ===========    ===========    ============

     24,935         183,169         65,243         546,898          30,080        218,482         22,799         195,476
          -               -            856           6,180               -              -          1,099           7,894
   (149,615)     (1,066,582)      (278,026)     (2,366,506)        (64,971)      (472,153)       (51,239)       (432,203)
          -               -        262,565       1,956,106               -              -        152,159       1,136,627
-----------    ------------    -----------    ------------      ----------    -----------    -----------    ------------
   (124,680)       (883,413)        50,638         142,678         (34,891)      (253,671)       124,818         907,794
===========    ============    ===========    ============      ==========    ===========    ===========    ============

    117,505       1,549,861        318,451       6,592,326          14,093        174,004        101,581       2,112,008
          -               -         54,362         772,646               -              -          4,935          68,245
    (88,468)     (1,180,832)      (225,425)     (4,842,396)         (9,188)      (123,690)       (80,964)     (1,678,476)
-----------    ------------    -----------    ------------      ----------    -----------    -----------    ------------
     29,037         369,029        147,388       2,522,576           4,905         50,134         25,552         501,777
===========    ============    ===========    ============      ==========    ===========    ===========    ============

    207,379       2,068,797        543,508       6,359,618          52,186        530,541        106,978       1,314,878
          -               -         28,993         300,658               -              -          3,875          40,108
   (338,601)     (3,354,765)      (363,250)     (4,297,825)       (172,689)    (1,647,755)       (73,105)       (873,927)
          -               -      1,398,527      17,384,170               -              -         41,859         520,745
-----------    ------------    -----------    ------------      ----------    -----------    -----------    ------------
   (131,222)     (1,285,968)     1,607,778      19,746,621        (120,503)    (1,117,214)        79,607       1,001,804
===========    ============    ===========    ============      ==========    ===========    ===========    ============

     88,948       2,286,442        356,193      15,539,341          15,943        425,785         70,319       3,062,362
          -               -        202,258       5,607,415               -              -         27,717         766,924
   (374,794)     (9,743,093)      (364,168)    (16,140,242)        (72,480)    (1,895,696)      (122,590)     (5,447,052)
-----------    ------------    -----------    ------------      ----------    -----------    -----------    ------------
   (285,846)     (7,456,651)       194,283       5,006,514         (56,537)    (1,469,911)       (24,554)     (1,617,766)
===========    ============    ===========    ============      ==========    ===========    ===========    ============

    455,899       3,664,037        772,861       6,184,440         267,717      2,163,317        357,336       2,885,050
     23,071         184,390         57,683         462,782           2,852         22,857          6,640          53,437
   (672,250)     (5,377,882)    (1,611,149)    (12,994,155)       (271,804)    (2,183,666)      (492,275)     (3,976,452)
-----------    ------------    -----------    ------------      ----------    -----------    -----------    ------------
   (193,280)     (1,529,455)      (780,605)     (6,346,933)         (1,235)         2,508       (128,299)     (1,037,965)
===========    ============    ===========    ============      ==========    ===========    ===========    ============

  3,193,732       3,193,732      8,101,534       8,101,534       4,836,400      4,836,400     12,286,520      12,286,520
    108,006         108,006        221,898         221,898          10,286         10,286         52,918          52,918
 (3,340,062)     (3,340,062)    (9,938,011)     (9,938,011)     (6,288,315)    (6,288,315)   (10,736,255)    (10,736,255)
-----------    ------------    -----------    ------------      ----------    -----------    -----------    ------------
    (38,324)   $    (38,324)    (1,614,579)   $ (1,614,579)     (1,441,629)   $(1,441,629)     1,603,183    $  1,603,183
===========    ============    ===========    ============      ==========    ===========    ===========    ============

    NOTES TO FINANCIAL STATEMENTS
    (Unaudited)

                                                                                     ADVISOR CLASS
                                                                   FOR THE SIX MONTHS               FOR THE PERIOD
                                                                         ENDED                      JANUARY 1, 2000
                                                                     JUNE 30, 2001               TO DECEMBER 31, 2000
INTERNATIONAL VALUE                                             SHARES          AMOUNT          SHARES          AMOUNT
-------------------                                           -----------    -------------    -----------    ------------
  Sold                                                              5,691    $      57,179      6,821,117    $ 76,070,250
  Issued on reinvestment of dividends                                   -                -            666           7,146
  Repurchased                                                     (17,520)        (176,695)    (6,990,394)    (78,326,959)
                                                              -----------    -------------    -----------    ------------
Net decrease                                                      (11,829)        (119,516)      (168,611)     (2,249,563)
                                                              ===========    =============    ===========    ============
PACIFIC OPPORTUNITIES
---------------------
  Sold                                                             16,889          114,000         68,367         512,789
  Issued on reinvestment of dividends                                   -                -              2              17
  Repurchased                                                        (334)          (2,293)       (97,303)       (802,182)
  Issued on acquisition of Ivy Asia Pacific Fund                        -                -              -               -
                                                              -----------    -------------    -----------    ------------
Net increase (decrease)                                            16,555          111,707        (28,934)       (289,376)
                                                              ===========    =============    ===========    ============
GROWTH
------
  Sold                                                              3,460           47,179          6,948         154,793
  Issued on reinvestment of dividends                                   -                -          3,078          45,125
  Repurchased                                                      (4,183)         (57,678)        (5,846)       (134,127)
                                                              -----------    -------------    -----------    ------------
Net (decrease) increase                                              (723)         (10,499)         4,180          65,791
                                                              ===========    =============    ===========    ============
BLUE CHIP
---------
  Sold                                                              8,751           86,583         14,161         174,873
  Issued on reinvestment of dividends                                   -                -          1,528          16,062
  Repurchased                                                      (7,528)         (76,734)       (10,513)       (129,237)
  Issued on acquisition of Ivy Growth with Income Fund                  -                -         19,951         250,530
                                                              -----------    -------------    -----------    ------------
Net increase                                                        1,223            9,849         25,127         312,228
                                                              ===========    =============    ===========    ============
EMERGING GROWTH
---------------
  Sold                                                              6,673          177,361        700,148      29,794,575
  Issued on reinvestment of dividends                                   -                -          8,031         233,536
  Repurchased                                                      (8,143)        (224,233)      (673,277)    (28,105,796)
                                                              -----------    -------------    -----------    ------------
Net (decrease) increase                                            (1,470)         (46,872)        34,902       1,922,315
                                                              ===========    =============    ===========    ============
BOND
----
  Sold                                                              4,361           35,169         15,252         121,678
  Issued on reinvestment of dividends                                 434            3,474          1,690          13,587
  Repurchased                                                      (4,718)         (37,752)       (32,756)       (262,525)
                                                              -----------    -------------    -----------    ------------
Net increase (decrease)                                                77    $         891        (15,814)   $   (127,260)
                                                              ===========    =============    ===========    ============

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

IMI is an indirect subsidiary of MFC. On April 20, 2001, Investors Group, Inc. ("IGI"), a leading Canadian financial services organization, acquired control of MFC. Under the Investment Company Act of 1940, the transaction resulted in a change in control of MFC and IMI and, therefore, constituted an assignment of the Fund's business management and investment advisory agreements, resulting in a termination of the agreements. At a Special Meeting of the Shareholders ("Special Meeting") of each Ivy Fund held at the offices of MIMI, Boca Raton, Florida on May 29, 2001, shareholders were asked to approve new agreements, as applicable, via the various proposals presented below.

PROPOSAL 1: -- The shareholders of each eligible Ivy Fund (except Ivy Global Natural Resources Fund) voted to approve a new Master Business Management and Investment Advisory Agreement with IMI as follows:

FUND                         FOR:      AGAINST:   ABSTAIN:
Ivy Cundill Global
  Value Fund                  77,167        --           --
Ivy Developing Markets
  Fund                       841,757    30,052       21,979
Ivy European
  Opportunities Fund       6,238,623    66,506      108,498
Ivy Global Fund              576,467     4,017       20,093
Ivy Global Science &
  Technology Fund          1,500,146    15,922       23,295
Ivy International Fund    22,817,707   827,391    1,167,236
Ivy International Small
  Companies Fund           1,169,879     4,890       10,026
Ivy International Value
  Fund                     9,586,431   162,653      180,595
Ivy Pacific
  Opportunities Fund       1,302,577    21,993       29,060
Ivy Growth Fund            8,741,305   401,689      564,318
Ivy US Blue Chip Fund      3,680,971    90,627      169,897
Ivy US Emerging Growth
  Fund                     2,699,835    43,554       56,987
Ivy Bond Fund              5,214,824   159,302      364,360
Ivy Money Market Fund     11,990,987   248,232      499,463

PROPOSAL 2: -- The shareholders of Ivy Global Natural Resources Fund voted to approve a new Master Business Management Agreement between the Trust, on behalf of the Fund, and IMI as follows:

FUND                         FOR:      AGAINST:   ABSTAIN:
Ivy Global Natural
  Resources Fund             433,201     5,897       30,237

PROPOSAL 3: -- The shareholders of Ivy Global Natural Resources Fund voted to approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and MFC as follows:

FUND                         FOR:      AGAINST:   ABSTAIN:
Ivy Global Natural
  Resources Fund             435,713     5,636       27,986

PROPOSAL 4: -- The shareholders of Ivy European Opportunities Fund and Ivy International Small Companies Fund voted to approve a new Subadvisory Agreement between IMI and Henderson Investment Management Limited as follows:

FUND                         FOR:      AGAINST:   ABSTAIN:
Ivy European
  Opportunities Fund       6,253,640    60,908       99,078
Ivy International Small
  Companies Fund           1,168,255     5,802       10,737

PROPOSAL 5: -- The shareholders of Ivy Cundill Global Value Fund (formerly "Ivy Cundill Value Fund") voted to approve a new Subadvisory Agreement between IMI and Peter Cundill & Associates, Inc. as follows:

FUND                         FOR:      AGAINST:   ABSTAIN:
Ivy Cundill Global
  Value Fund                  77,167        --           --

                                       NOTES
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 96

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Keith J. Carlson
Stanley Channick
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
Beverly J. Yanowitch, Treasurer

LEGAL COUNSEL
Dechert
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111

INVESTMENT MANAGER
Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111
www.ivyfunds.com
E-mail: acctinfo@ivyfunds.com